               Hartford Life Insurance Company
               Stag Variable Life Product Portfolio

                                                        Separate Accounts
                                                        and Mutual Funds
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      1998
SEMI-ANNUAL REPORT

 Table of Contents
--------------------------------------------------------------------------------

                                                                                  PAGE
                                                                                  ----
Investment Review...............................................................   1
Performance Summary of Hartford Mutual Funds....................................   8

HARTFORD LIFE INSURANCE COMPANIES SEPARATE ACCOUNT FINANCIAL STATEMENTS AND
  NOTES TO FINANCIAL STATEMENTS
  Hartford Life Insurance Company Separate Account Variable Life One............   10
  Hartford Life Insurance Company Separate Account Variable Life Two............   18
  Hartford Life Insurance Company Separate Account One..........................   32
  Hartford Life and Annuity Insurance Company Separate Account Variable Life
   One..........................................................................   40
  Hartford Life and Annuity Insurance Company Separate Account Variable Life
   Two..........................................................................   48

HARTFORD MUTUAL FUNDS
  Statements of Net Assets as of June 30, 1998:
    Hartford Bond HLS Fund, Inc.................................................  MF-1
    Hartford Stock HLS Fund, Inc................................................  MF-4
    Hartford Money Market HLS Fund, Inc.........................................  MF-6
    Hartford Advisers HLS Fund, Inc.............................................  MF-8
    Hartford Capital Appreciation HLS Fund, Inc.................................  MF-11
    Hartford Mortgage Securities HLS Fund, Inc..................................  MF-14
    Hartford Index HLS Fund, Inc................................................  MF-16
    Hartford International Opportunities HLS Fund, Inc..........................  MF-21
    Hartford Dividend and Growth HLS Fund, Inc..................................  MF-24
    Hartford International Advisors HLS Fund, Inc...............................  MF-27
    Hartford Small Company HLS Fund, Inc........................................  MF-32
    Hartford MidCap HLS Fund, Inc...............................................  MF-34
    Hartford Growth and Income HLS Fund, Inc....................................  MF-36
  Statement of Operations for the Six Months Ended June 30, 1998:
    Hartford Mutual Funds.......................................................  MF-38
  Statement of Changes in Net Assets for the Six Months Ended June 30, 1998 and
   the Year Ended December 31, 1997:
    Hartford Mutual Funds.......................................................  MF-40
  Notes to Financial Statements:
    Hartford Mutual Funds.......................................................  MF-44

Hartford Mutual Funds Financial Highlights......................................  MF-54

 Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the separate Accounts.

 This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

HARTFORD
     CAPITAL APPRECIATION HLS FUND

PORTFOLIO MANAGER

[PHOTO]

SAUL J. PANNELL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Capital Appreciation Fund      S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                         Cumulative Returns           Annualized Returns
                         ------------------           ------------------
                          YTD      1 YEAR              5 YEAR    10 YEAR
Cap App                  11.82%    19.41%              19.04%    17.96%
S&P 500                  17.72%    30.17%              23.06%    18.54%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE CAPITAL APPRECIATION HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund underperformed its Lipper peer group for the period year-to-date ended June 30, 1998. The Fund returned 11.8% versus 15.6% for the Lipper Capital Appreciation VA-UF Average. However, over longer periods the Fund outperforms the Lipper Capital Appreciation VA-UF Average. The five year annualized return ended 6/30/98 is 19.0% versus 18.6% for the Lipper Capital Appreciation VA-UF Average.

WHY DID THE FUND PERFORM THIS WAY?

We began the year by finding gains in a handful of companies across sectors such as finance, telecommunications and retail, and by reducing our overall foreign stock exposure in light of the Asian crisis. As we moved into the second quarter, large cap growth was clearly the place to be in the US equity market. The S&P 500 Index exceeded the Russell 2000 Index by a whopping 8 percent and within the large cap sector, growth stocks outperformed value by over 4 percent. The Fund's performance was negatively impacted by a combination of factors including 1) an emphasis on smaller companies, 2) a tilt toward value versus growth, and 3) tactical security selection bets that went against us. Strong performers over the six month period included AMERICA ONLINE and THE LEARNING COMPANY.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Our overall strategy for the Fund remains duel faceted. We maintain an emphasis on smaller companies with dynamic earnings growth prospects, and couple that with an opportunistic trading approach to larger cap stocks where we typically see a catalyst for outperformance. Following a period of underperformance as we now have experienced, the temptation is to alter the Fund's approach by moving closer to the large cap growth paradigm which has dominated the US equity market over the past year. In our view, however, the real risk now is to chase what worked yesterday and be poorly positioned for a positioned rebound in small and mid cap stocks.

HARTFORD
     INTERNATIONAL OPPORTUNITIES HLS FUND

LEAD PORTFOLIO MANAGER

[PHOTO]

TROND SKRAMSTAD
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

7/2/90 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

International Opportunities Fund      EAFE GDP


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns          Annualized Returns
                    ------------------         ---------------------
                      YTD      1 YEAR          5 YEAR    SINCE INCEP.
Int'l Opp            16.73%     6.22%          12.45%     8.23%
EAFE GDP*            21.88%    15.14%          12.74%     8.22%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE INTERNATIONAL OPPORTUNITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

* THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX

HOW DID THE FUND PERFORM?

The Hartford International Opportunities HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund returned 16.7% versus 16.3% for the Lipper International VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

Overall, Europe showed strong performance and the Fund continued to benefit as a result of its large, overweight position in that region. Also a benefit was our underweight position in Asia where virtually every market in the region took a turn for the worse after having seen a short but unsustainable bounce at the beginning of the year.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Europe remains the Fund's major area of exposure, and Japan remains the area that is most significantly underweighted versus international benchmarks. In all markets, we take a "fundamental research" approach, seeking stocks that are attractively valued relative to their long-term prospects for growth. We continue to feel that Europe shows the most promise for continued economic growth and profit improvement. While there are many companies in Japan and the rest of the Asia Pacific region that are attractively valued relative to companies in other regions, we do not believe that the region has turned the corner yet and feel that the investment risks outweigh the prospective rewards at this time.

HARTFORD
     STOCK HLS FUND

PORTFOLIO MANAGER

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Stock Fund                    S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

               Cumulative Returns       Annualized Returns
               ------------------       ------------------
                 YTD     1 YEAR         5 YEAR    10 YEAR
Stock          21.36%    30.62%         23.34%    17.52%
S&P 500        17.72%    30.17%         23.06%    18.54%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE STOCK HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund outperformed its Lipper peer group during the year-to-date period ended 6/30/98. The Fund provided a total return of 21.4% versus 16.2% for the Lipper Growth VA-UF Average, placing the Fund in the first quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

Overall, the Fund's performance over the last six month period was helped by favorable sector weightings and strong stock selection. We continued to emphasize predictable growth companies where results would not be seriously damaged by the slowdown in the Pacific Rim. Our emphasis on less cyclical companies in areas such as health care and household products, and our overweights in financials and technology, continued to produce good results through the first half of 1998.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. The economy seems to be slowing at just the right time to prevent the Fed from raising interest rates. Employment levels are extremely favorable. Inflation remains low and well under control. US consumers are benefiting from lower priced Asian imports, low interest rates and falling commodity prices. The Federal budget is in surplus. US companies are gaining access to areas of the world that promise excellent earnings growth over time. Mutual fund cash flows remain strong. The bond market has started to provide support for higher multiples as yields move lower. While this may all sound too good to be true, the fact is that it is true and we see no reason why this should change anytime soon.

HARTFORD
     DIVIDEND AND GROWTH HLS FUND

PORTFOLIO MANAGER

[PHOTO]

LAURIE A. GABRIEL, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

3/9/94 - 6-30/98
GROWTH OF A $10,000 INVESTMENT.

Dividend & Growth Fund             S&P 500


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns       Annualized Returns
                    ------------------       ------------------
                      YTD     1 YEAR         SINCE INCEPTION
Div & Grow          10.93%    22.38%             23.68%
S&P 500             17.72%    30.17%             23.85%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE DIVIDEND AND GROWTH HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth HLS Fund outperformed its Lipper peer group year-to-date for the period ended June 30, 1998. The Fund provided a total return of 10.9% versus 10.6% for the Lipper Equity Income VA-UF Average, placing the Fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

The health care industry was an area of strength for the Fund due to positive stock selection, with strong performance from names such as Warner-Lambert and American Home Products. The finance sector was initially a drag on performance at the beginning of the year, yet CITICORP ultimately helped performance, as did MARSH & MCLELLAN. During the second quarter, large capitalization stocks outperformed small cap stocks by almost 8% and growth outperformed value by more than 4%. Therefore, the Fund's large capitalization focus was a positive, while the strength in growth-oriented securities was a detriment given our value orientation.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Broad diversification across economic sectors is an ongoing part of the Fund's approach. Since our focus is on stock selection, the sector representation will be fairly stable over time. The competitive pricing environment brought on by the deteriorating economic conditions in Asia and the rising US dollar exchange rate should ensure a very low inflation rate for the year. As a result, we believe the Fund is well-positioned going forward given its emphasis on less cyclical companies in areas such as health care and household products with above-average yields, below average price-to-earnings ratios and risk.

HARTFORD
     ADVISERS HLS FUND

PORTFOLIO MANAGERS

[PHOTO]

RAND L. ALEXANDER, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

[PHOTO]

PAUL D. KAPLAN
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Advisers Fund       S&P 500        Lehman Govt/Corp


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns           Annualized Returns
                    ------------------           ------------------
                      YTD     1 YEAR              5 YEAR    10 YEAR
Advisers            15.44%    23.90%              17.47%    14.38%
S&P 500             17.72%    30.17%              23.06%    18.54%
Lehman G/C           4.17%    11.28%               6.88%     9.10%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE ADVISERS HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Advisers HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 15.4% versus 9.7% for the Lipper Flexible VA-UF Average, placing the Fund in the first quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

The reasons for the strong performance of the Fund relative to competitors for the six month period are twofold. First, the equity portion of the Fund has achieved significantly greater total return than the competition and, second, the Fund's equity ratio has been high during a period of strong equity markets. Although the bond portion of the Fund has performed well, the keys to performance have been in the equity portion and in the asset allocation (63% stocks, 33% bonds and 4% cash as of 6/30/98).

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

We have felt for some time that the direction of bond yields was downward, and we have positioned the Fund's fixed income portfolio with longer-than-benchmark duration in order to take advantage of any interest rate decline. In addition, we have limited our holdings of mortgage-backed securities and corporate bonds given their stretched valuations. While concerns have surfaced about valuations as a result of the strong performance of the US equity market during the first half of the year, we continue to remain optimistic about the outlook. Given the economic environment with low inflation, low interest rates, and reasonable economic growth, we see little reason to reduce the Funds' equity ratio. The bull market has been a long one, but we remain comfortable with an equity ratio in the area of 62%. We continue to prefer bonds to cash and are therefore keeping the Funds' cash commitment quite low.

HARTFORD
     BOND HLS FUND

PORTFOLIO MANAGER

[PHOTO]

ALISON D. GRANGER, CFA
Senior Vice President
The Hartford Investment
Management Company (HIMCO)

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Bond Income Strategy Fund     Lehman Govt/Corp


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                    Cumulative Returns            Annualized Returns
                    ------------------            ------------------
                     YTD      1 YEAR              5 YEAR    10 YEAR
Bond                 4.28%    11.96%               7.09%    8.76%
Lehman G/C           4.17%    11.28%               6.88%    9.10%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 4.28% versus 4.15% for the Lipper Corporate Debt "BBB" average, placing the fund in the second quartile of performance for funds in the group.

WHY DID THE FUND PERFORM THIS WAY?

There were two major factors that contributed to the fund's performance this quarter. The first was the Fund's duration of 6.1 years which was approximately 13% longer than its benchmark index. Yields declined between 20 and 30 basis points during the quarter in ten-year and longer- maturity Treasuries, resulting in price gains. High quality long-maturity corporate securities also benefited. The Fund's overweighted position in these securities contributed positively to returns. The second was the Fund's allocation to BB rated domestic high yield and emerging market issues. The combination of huge new issue supply in the domestic high yield market and Asian-induced weakness in the Emerging Markets resulted in underperformance of these securities relative to higher quality alternatives. We began the quarter with an underweighted position in these assets and gradually increased the portfolio allocation to an overweighted position at the end of the second quarter, as attractive values emerged. Second quarter performance, however, was impacted by this allocation.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

High inflation-adjusted Treasury yields, the continued perceived safety of US investments amidst recent global volatility, and the improving deficit situation, all contribute to our expectation that Treasury securities will continue to perform well over the course of 1998. We have added a position in Treasury Inflation Protected Securities in to our belief that these securities are fundamentally inexpensive, and could significantly outperform other fixed income assets (of any quality) in the event that inflation emerges and/or real Treasury yields decline. We continue to hold a portfolio of high average quality in order to express our view that US Treasuries provide one of the most attractive risk/reward profiles among the taxable fixed income asset classes. The second quarter increase in allocation to high yield securities will provide our shareholders with additional yield, but it is also our expectation that these securities will perform well in the near term. Finally, we continue to find value in fifteen-year discount mortgage passthroughs, such as FNMA Dwarf 6s, to provide additional yield, limit risk of a significant rise in prepayments, and enhance portfolio diversification.

HARTFORD
     MORTGAGE SECURITIES HLS FUND

PORTFOLIO MANAGER

[PHOTO]

TIMOTHY J. WILHIDE
Senior Vice President
The Hartford Investment
Management Company (HIMCO)

PERFORMANCE OVERVIEW

[GRAPH]

1/1/88 - 6/30/98
GROWTH OF A $10,000 INVESTMENT.

Mortgage Securities Fund           Lehman Mortgage Backed Securities


-------------------------------------------------------------------------------
RETURNS (AS OF 6/30/98)

                         Cumulative Returns           Annualized Returns
                         ------------------           -------------------
                          YTD      1 YEAR              5 YEAR    10 YEAR
Mort. Sec.               3.35%     8.77%               6.63%      8.25%
Lehman Mort.             3.37%     8.92%               6.90%      9.03%
-------------------------------------------------------------------------------

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE MORTGAGE SECURITIES HLS FUND. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES). PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HOW DID THE FUND PERFORM?

The Hartford Mortgage Securities HLS Fund outperformed its Lipper peer group during the period year-to-date ended 6/30/98. The Fund provided a total return of 3.35% versus 3.33% for the Lipper US Mortgage Average.

WHY DID THE FUND PERFORM THIS WAY?

In the second quarter, bond investors worried alternately over the risks of a too hot U.S. economy and the risks of worsening financial problems in Asia. Although this uncertainty kept yields on U.S. Treasuries within a narrow range, it forced yield spreads to widen versus other classes of fixed income securities.

Mortgage securities were affected by the uncertainties in the second quarter. The sharp drop in rates caused by Asian turmoil in midwinter led to a surge of homeowner mortgage refinancings in the spring. Mortgage security returns, as measured by the Lehman Brothers Mortgage Securities Index, lagged those of the Treasury and Corporate Indices on an outright basis. However, on a cash flow adjusted or "Duration" basis, the Mortgage Index outperformed the Corporate Index by 0.26 %.

For the second quarter, the Mortgage Securities HLS Fund earned a total return of 1.80% compared to 1.72% for the Lehman Mortgage Index. The Fund's return was boosted by owning, on average, slightly longer maturity securities than those in the index and by diversifying into mortgage related paper such as high quality Commercial Mortgage Backed Securities where business risk outweighs refinancing risk.

WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?

Looking ahead, it is our belief that the economy will slow from the rapid growth of last winter and early spring. This suggests interest rates should stay near current levels or perhaps fall a bit. Thus, refinancing risks are still in the picture. We will continue to try to diversify the fund away from this risk where reasonably possible. We will also be alert to further pressures on credit quality arising from a slowing and will seek to adjust the Fund's credit related holdings to minimize such risk.

 Performance Summary of Hartford HLS Mutual Funds
--------------------------------------------------------------------------------

FUNDS
                                                    TOTAL RETURNS FOR THE YEAR ENDED DECEMBER 31,
                     1998(A)   1997    1996    1995    1994    1993    1992     1991     1990     1989    1988     1987     1986

Stock Fund..........  21.36%  31.38%  24.37%  34.10%  (1.89)% 14.34%   10.04%  24.58%   (3.87)%  26.02%  19.00%    5.41%   12.33%
Bond Fund...........   4.28   11.35    3.52   18.49   (3.95)  10.24     5.53   16.43     8.39    12.10    7.60    (0.01)   12.19
Money Market Fund...   2.63    5.31    5.19    5.74    3.95    2.94     3.63    6.01     8.09     9.10    7.40     6.49     6.77
Advisers Fund.......  15.44   24.51   16.59   28.34   (2.74)  12.25     8.30   20.33     1.26    21.72   14.24     6.08    12.70
Capital Appreciation
 Fund...............  11.82   22.34   20.70   30.25    2.50   20.80    16.98   53.99   (10.90)   24.11   26.37    (4.31)    9.03
Mortgage Securities
 Fund...............   3.35    9.01    5.07   16.17   (1.61)   6.31     4.64   14.71     9.70    13.13    8.38     2.64    11.13
Index Fund..........  17.46   32.61   22.09   36.55    0.94    9.12     6.82   29.53    (3.99)   30.47   16.35   (12.91)*   --
International
 Opportunities
 Fund...............  16.73    0.34   12.93   13.93   (1.94)  33.73    (4.43)  13.00   (11.76)*   --      --       --       --
Dividend and Growth
 Fund...............  10.93   31.89   22.91   36.37    1.96*   --       --      --       --       --      --       --       --
International
 Advisers Fund......  12.67    5.52   11.79   15.84*   --      --       --      --       --       --      --       --       --
Small Company
 Fund...............   8.89   18.38    7.15*   --      --      --       --      --       --       --      --       --       --
MidCap Fund.........  17.64   13.81*   --      --      --      --       --      --       --       --      --       --       --
Growth & Income
 Fund...............   4.06*   --      --      --      --      --       --      --       --       --      --       --       --
MARKET INDICES

Standard & Poor's
 500 Stock Index....  17.70%  33.35%  22.95%  37.52%   1.31%  10.06%    7.61%  30.39%   (3.11)%  31.62%  16.60%    5.49%   18.66%
Standard & Poor's
 400 Stock Index
 (MidCap)...........   8.63   32.25   19.18   30.88   (3,59)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
Shearson Lehman
Government/Corporate
 Bond Index.........   4.17    9.76    2.90   19.24   (3.51)  11.03     7.58   16.13     8.28    14.24    7.58     2.29    15.62
90-Day Treasury
 Bills..............   2.56    5.33    5.29    5.80    4.14    3.12     3.70    5.90     7.95     8.67    6.56     5.97     6.41
EAFEGDP.............  21.88    5.77    7.63   11.16    7.81   33.56    (9.65)  10.73     --       --      --       --       --
Frank Russell 2000
 Index..............   4.93   22.38   16.51   28.45   (1.82)  18.71    18.41   46.04   (19.48)   16.26   25.02    (8.80)    5.68
Frank Russell 2500
 Index..............   5.66   24.43   19.04   31.70   (1.07)  16.54    16.18   46.69   (14.88)   19.43   21.39     1.75    12.62
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   3.38    9.49    5.35   16.80   (1.61)   6.84     8.96   15.72    10.72    15.35    8.55     2.81     --

FUNDS
                       1985
Stock Fund..........  31.49%
Bond Fund...........  20.62
Money Market Fund...   8.53
Advisers Fund.......  26.85
Capital Appreciation
 Fund...............  36.18
Mortgage Securities
 Fund...............  20.61
Index Fund..........   --
International
 Opportunities
 Fund...............   --
Dividend and Growth
 Fund...............   --
International
 Advisers Fund......   --
Small Company
 Fund...............   --
MidCap Fund.........   --
Growth & Income
 Fund...............   --
MARKET INDICES
Standard & Poor's
 500 Stock Index....  31.70%
Standard & Poor's
 400 Stock Index
 (MidCap)...........  21.30
Shearson Lehman
Government/Corporate
 Bond Index.........  21.30
90-Day Treasury
 Bills..............   7.97
EAFEGDP.............   --
Frank Russell 2000
 Index..............  31.04
Frank Russell 2500
 Index..............   --
Shearson Lehman
 Brothers Mortgage
 Backed Bond
 Index..............   --

 (a) For the six months ended June 30, 1998.

 * The inception dates of the Funds are as follows: Stock and Bond--August 31, 1977, HVA Money Market--June 30, 1980, Advisers--March 31, 1983, Capital Appreciation--April 2, 1984, Mortgage Securities--January 1, 1985, Index--May 1, 1987, International Opportunities--July 2, 1990, Dividend and Growth--March 8, 1994, International Advisers--March 1, 1995, Small Company--August 9, 1996, MidCap--July 15, 1997 and Growth & Income--May 29, 1998.

 The performance figures for mutual funds do not include insurance charges that are included in the unit values of individual plans.

 Total return consists of any change in the market price of securities owned by the various mutual funds, as well as income from dividends or interest. Calculations assume reinvestment of income. Performance figures represent past results and are not a guarantee of future performance. An investor's unit, when redeemed, may be worth more or less than the original cost. Results do not take into account personal income taxes and capital gains where applicable. Market indices are included as a broad measure of market performance, and no direct comparison with the Funds is intended.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE ONE

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   -----------  ------------   -------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,558,883
    Cost      $ 7,703,316
    Market Value.........  $8,253,817        --           --              --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,724,549
    Cost      $33,390,113
    Market Value.........      --        $46,425,796      --              --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     27,424,731
    Cost      $27,424,731
    Market Value.........      --            --       $27,424,731         --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     10,416,440
    Cost      $23,068,322
    Market Value.........      --            --           --          $29,364,476
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,694,198
    Cost      $41,018,885
    Market Value.........      --            --           --              --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,323,829
    Cost      $ 1,378,941
    Market Value.........      --            --           --              --
  Hartford Index HLS
    Fund, Inc.
    Shares      7,306,876
    Cost      $18,081,028
    Market Value.........      --            --           --              --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,946,101
    Cost      $14,169,767
    Market Value.........      --            --           --              --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      8,516,149
    Cost      $15,161,734
    Market Value.........      --            --           --              --
  Fidelity VIP
    Equity-Income
    Portfolio
    Shares        567,221
    Cost      $12,109,720
    Market Value.........      --            --           --              --
  Fidelity VIP Overseas
    Portfolio
    Shares        176,255
    Cost      $ 3,330,749
    Market Value.........      --            --           --              --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares        117,293
    Cost      $ 1,929,163
    Market Value.........      --            --           --              --
  Due from Hartford Life
    Insurance Company....      13,413        38,185       273,624           6,168
  Receivable from fund
    shares sold..........      --            --           --              --
                           -----------   -----------  ------------   -------------
  Total Assets...........   8,267,230    46,463,981    27,698,355      29,370,644
                           -----------   -----------  ------------   -------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --            --           --              --
  Payable for fund shares
    purchased............      13,416        31,769       273,559           6,190
                           -----------   -----------  ------------   -------------
  Total Liabilities......      13,416        31,769       273,559           6,190
                           -----------   -----------  ------------   -------------
  Net Assets (variable
    life contract
    liabilities).........  $8,253,814    $46,432,212  $27,424,796     $29,364,454
                           -----------   -----------  ------------   -------------
                           -----------   -----------  ------------   -------------
  Units Owned by
    Participants.........   5,763,080    16,274,878    21,574,553      13,064,240
  Unit Values............  $ 1.432188    $ 2.852999   $  1.271164     $  2.247697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL            MORTGAGE                      INTERNATIONAL
                           APPRECIATION FUND    SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND
                              SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           ------------------   ---------------   -----------  ------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,558,883
    Cost      $ 7,703,316
    Market Value.........        --                  --               --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,724,549
    Cost      $33,390,113
    Market Value.........        --                  --               --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     27,424,731
    Cost      $27,424,731
    Market Value.........        --                  --               --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     10,416,440
    Cost      $23,068,322
    Market Value.........        --                  --               --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,694,198
    Cost      $41,018,885
    Market Value.........      $49,537,846           --               --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,323,829
    Cost      $ 1,378,941
    Market Value.........        --                $1,472,916         --             --
  Hartford Index HLS
    Fund, Inc.
    Shares      7,306,876
    Cost      $18,081,028
    Market Value.........        --                  --           $24,112,932        --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,946,101
    Cost      $14,169,767
    Market Value.........        --                  --               --           $15,492,389
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      8,516,149
    Cost      $15,161,734
    Market Value.........        --                  --               --             --
  Fidelity VIP
    Equity-Income
    Portfolio
    Shares        567,221
    Cost      $12,109,720
    Market Value.........        --                  --               --             --
  Fidelity VIP Overseas
    Portfolio
    Shares        176,255
    Cost      $ 3,330,749
    Market Value.........        --                  --               --             --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares        117,293
    Cost      $ 1,929,163
    Market Value.........        --                  --               --             --
  Due from Hartford Life
    Insurance Company....           23,395              7,498          5,080            24,193
  Receivable from fund
    shares sold..........        --                  --               --             --
                           ------------------   ---------------   -----------  ------------------
  Total Assets...........       49,561,241          1,480,414     24,118,012        15,516,582
                           ------------------   ---------------   -----------  ------------------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....        --                  --               --             --
  Payable for fund shares
    purchased............           23,080              7,498          5,079            24,202
                           ------------------   ---------------   -----------  ------------------
  Total Liabilities......           23,080              7,498          5,079            24,202
                           ------------------   ---------------   -----------  ------------------
  Net Assets (variable
    life contract
    liabilities).........      $49,538,161         $1,472,916     $24,112,933      $15,492,380
                           ------------------   ---------------   -----------  ------------------
                           ------------------   ---------------   -----------  ------------------
  Units Owned by
    Participants.........       20,740,984          1,056,132      8,837,062         8,838,647
  Unit Values............      $  2.388419         $ 1.394632     $ 2.728614       $  1.752800

                                                                                             FIDELITY VIP II
                           DIVIDEND AND         FIDELITY VIP            FIDELITY VIP          ASSET MANAGER
                           GROWTH FUND    EQUITY-INCOME PORTFOLIO    OVERSEAS PORTFOLIO         PORTFOLIO
                           SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT           SUB-ACCOUNT
                           ------------   ------------------------   -------------------   --------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      7,558,883
    Cost      $ 7,703,316
    Market Value.........      --                 --                       --                     --
  Hartford Stock HLS
    Fund, Inc.
    Shares      7,724,549
    Cost      $33,390,113
    Market Value.........      --                 --                       --                     --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     27,424,731
    Cost      $27,424,731
    Market Value.........      --                 --                       --                     --
  Hartford Advisers HLS
    Fund, Inc.
    Shares     10,416,440
    Cost      $23,068,322
    Market Value.........      --                 --                       --                     --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares     10,694,198
    Cost      $41,018,885
    Market Value.........      --                 --                       --                     --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      1,323,829
    Cost      $ 1,378,941
    Market Value.........      --                 --                       --                     --
  Hartford Index HLS
    Fund, Inc.
    Shares      7,306,876
    Cost      $18,081,028
    Market Value.........      --                 --                       --                     --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares     10,946,101
    Cost      $14,169,767
    Market Value.........      --                 --                       --                     --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      8,516,149
    Cost      $15,161,734
    Market Value.........  $17,787,867            --                       --                     --
  Fidelity VIP
    Equity-Income
    Portfolio
    Shares        567,221
    Cost      $12,109,720
    Market Value.........      --                $14,276,953               --                     --
  Fidelity VIP Overseas
    Portfolio
    Shares        176,255
    Cost      $ 3,330,749
    Market Value.........      --                 --                      $3,634,378              --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares        117,293
    Cost      $ 1,929,163
    Market Value.........      --                 --                       --                     $2,023,299
  Due from Hartford Life
    Insurance Company....       24,155                61,320                   9,567                     675
  Receivable from fund
    shares sold..........      --                 --                       --                     --
                           ------------         ------------         -------------------         -----------
  Total Assets...........   17,812,022            14,338,273               3,643,945               2,023,974
                           ------------         ------------         -------------------         -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --                 --                       --                     --
  Payable for fund shares
    purchased............       24,158                59,522                   9,654                     677
                           ------------         ------------         -------------------         -----------
  Total Liabilities......       24,158                59,522                   9,654                     677
                           ------------         ------------         -------------------         -----------
  Net Assets (variable
    life contract
    liabilities).........  $17,787,864           $14,278,751              $3,634,291              $2,023,297
                           ------------         ------------         -------------------         -----------
                           ------------         ------------         -------------------         -----------
  Units Owned by
    Participants.........    8,023,061             7,360,382               2,311,018               1,216,208
  Unit Values............  $  2.217092           $  1.939947              $ 1.572593              $ 1.663611

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $ 18,288     $    10,293   $  722,448     $   12,861
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --           1,117,421       --            796,015
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      1,045         (20,465)      --             (6,685)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........    294,252       5,866,923       --          2,780,556
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
     investments.........    295,297       5,846,458       --          2,773,871
                           -----------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $313,585     $ 6,974,172   $  722,448     $3,582,747
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------
INVESTMENT INCOME:
  Dividends..............     $    8,048          $  9,667       $    15,496       $    7,770
                           -----------------       -------       -----------   ------------------
CAPITAL GAINS INCOME.....      2,575,286           --                458,685          863,200
                           -----------------       -------       -----------   ------------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........            (74)            8,689            (2,049)          29,160
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      2,063,895            27,496         2,801,007        1,260,618
                           -----------------       -------       -----------   ------------------
    Net gain (loss) on
     investments.........      2,063,821            36,185         2,798,958        1,289,778
                           -----------------       -------       -----------   ------------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $4,647,155          $ 45,852       $ 3,273,139       $2,160,748
                           -----------------       -------       -----------   ------------------
                           -----------------       -------       -----------   ------------------

                           DIVIDEND AND        FIDELITY VIP            FIDELITY VIP           FIDELITY VIP II

                           GROWTH FUND    EQUITY-INCOME PORTFOLIO   OVERSEAS PORTFOLIO    ASSET MANAGER PORTFOLIO

                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT

                           ------------   -----------------------   ------------------   -------------------------

INVESTMENT INCOME:
  Dividends..............   $   25,706           $  155,210              $ 47,702                 $ 47,628

                           ------------         -----------              --------                 --------

CAPITAL GAINS INCOME.....      480,886              552,364               140,597                  142,885

                           ------------         -----------              --------                 --------

NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          (56)                 197                10,041                      269

  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      946,671              479,798               219,913                  (43,985)

                           ------------         -----------              --------                 --------

    Net gain (loss) on
     investments.........      946,615              479,995               229,954                  (43,716)

                           ------------         -----------              --------                 --------

    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $1,453,207           $1,187,569              $418,253                 $146,797

                           ------------         -----------              --------                 --------

                           ------------         -----------              --------                 --------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------  ------------ --------------
OPERATIONS:
  Net investment income
    (loss)...............  $   18,288    $    10,293  $    722,448   $    12,861
  Capital gains income...      --          1,117,421       --            796,015
  Net realized gain
    (loss) on security
    transactions.........       1,045        (20,465)      --             (6,685)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     294,252      5,866,923       --          2,780,556
                           -----------   -----------  ------------ --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     313,585      6,974,172       722,448     3,582,747
                           -----------   -----------  ------------ --------------
UNIT TRANSACTIONS:
  Purchases..............   1,202,417      3,423,812    38,312,735     2,218,351
  Net transfers..........     573,409      8,990,986   (36,237,324)     2,975,666
  Surrenders.............      57,134       (625,414)     (873,185)      (503,463)
  Net loan withdrawals...    (153,763)      (460,319)   (1,855,990)       (99,920)
  Cost of insurance......    (170,500)      (728,412)   (1,055,565)      (554,527)
                           -----------   -----------  ------------ --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   1,508,697     10,600,653    (1,709,329)     4,036,107
                           -----------   -----------  ------------ --------------
  Total increase
    (decrease) in net
    assets...............   1,822,282     17,574,825      (986,881)     7,618,854
NET ASSETS:
  Beginning of period....   6,431,532     28,857,387    28,411,677    21,745,600
                           -----------   -----------  ------------ --------------
  End of period..........  $8,253,814    $46,432,212  $ 27,424,796   $29,364,454
                           -----------   -----------  ------------ --------------
                           -----------   -----------  ------------ --------------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------  ------------ --------------
OPERATIONS:
  Net investment income
    (loss)...............  $  294,913    $   246,080  $  1,060,601   $   409,507
  Capital gains income...      --            827,575       --            507,384
  Net realized gain
    (loss) on security
    transactions.........       4,795         (3,225)      --              6,559
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     202,163      4,386,067       --          2,125,547
                           -----------   -----------  ------------ --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     501,871      5,456,497     1,060,601     3,048,997
                           -----------   -----------  ------------ --------------
UNIT TRANSACTIONS:
  Purchases..............     865,251      3,217,829    77,604,898     3,078,132
  Net transfers..........   2,817,986      7,642,427   (68,585,939)     7,033,474
  Surrenders.............    (293,925)      (880,386)   (2,421,703)      (470,532)
  Net loan withdrawals...      61,034       (337,905)    1,030,682      (227,083)
  Cost of insurance......    (205,795)      (763,967)   (1,739,916)      (611,387)
                           -----------   -----------  ------------ --------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   3,244,551      8,877,998     5,888,022     8,802,604
                           -----------   -----------  ------------ --------------
  Total increase
    (decrease) in net
    assets...............   3,746,422     14,334,495     6,948,623    11,851,601
NET ASSETS:
  Beginning of period....   2,685,110     14,522,892    21,463,054     9,893,999
                           -----------   -----------  ------------ --------------
  End of period..........  $6,431,532    $28,857,387  $ 28,411,677   $21,745,600
                           -----------   -----------  ------------ --------------
                           -----------   -----------  ------------ --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                               CAPITAL          MORTGAGE                    INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND  OPPORTUNITIES FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  ----------- ------------------
OPERATIONS:
  Net investment income
    (loss)...............    $     8,048        $    9,667    $    15,496     $     7,770
  Capital gains income...      2,575,286          --              458,685         863,200
  Net realized gain
    (loss) on security
    transactions.........            (74)            8,689         (2,049)          29,160
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      2,063,895            27,496      2,801,007       1,260,618
                          -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      4,647,155            45,852      3,273,139       2,160,748
                          -----------------  ---------------  ----------- ------------------
UNIT TRANSACTIONS:
  Purchases..............      4,847,991            85,925      2,144,597       1,848,755
  Net transfers..........      5,557,977           (17,520)     1,239,522       1,763,776
  Surrenders.............       (756,161)           26,988       (350,999)        (365,095)
  Net loan withdrawals...       (359,922)         (130,095)      (119,119)        (104,531)
  Cost of insurance......       (919,693)          (20,251)      (387,797)        (307,783)
                          -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      8,370,192           (54,953)     2,526,204       2,835,122
                          -----------------  ---------------  ----------- ------------------
  Total increase
    (decrease) in net
    assets...............     13,017,347            (9,101)     5,799,343       4,995,870
NET ASSETS:
  Beginning of period....     36,520,814         1,482,017     18,313,590      10,496,510
                          -----------------  ---------------  ----------- ------------------
  End of period..........    $49,538,161        $1,472,916    $24,112,933     $15,492,380
                          -----------------  ---------------  ----------- ------------------
                          -----------------  ---------------  ----------- ------------------

FOR THE YEAR ENDED DECEMBER 31, 1997

                               CAPITAL          MORTGAGE                    INTERNATIONAL
                          APPRECIATION FUND  SECURITIES FUND  INDEX FUND  OPPORTUNITIES FUND
                             SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                          -----------------  ---------------  ----------- ------------------
OPERATIONS:
  Net investment income
    (loss)...............    $   167,160        $   88,963    $   179,138     $    97,324
  Capital gains income...      1,675,075          --              620,188         745,516
  Net realized gain
    (loss) on security
    transactions.........        (30,085)            5,516         25,769         (13,764)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      3,560,780            35,955      2,403,244        (801,996)
                          -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      5,372,930           130,434      3,228,339          27,080
                          -----------------  ---------------  ----------- ------------------
UNIT TRANSACTIONS:
  Purchases..............      6,237,688           230,306      2,753,450       2,796,551
  Net transfers..........      7,660,280          (149,006)     7,278,662         124,941
  Surrenders.............     (1,305,489)         (182,238)    (1,605,500)        (577,418)
  Net loan withdrawals...       (478,850)          130,625      1,102,289        (142,130)
  Cost of insurance......     (1,155,528)          (54,693)      (509,686)        (453,153)
                          -----------------  ---------------  ----------- ------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     10,958,101           (25,006)     9,019,215       1,748,791
                          -----------------  ---------------  ----------- ------------------
  Total increase
    (decrease) in net
    assets...............     16,331,031           105,428     12,247,554       1,775,871
NET ASSETS:
  Beginning of period....     20,189,783         1,376,589      6,066,036       8,720,639
                          -----------------  ---------------  ----------- ------------------
  End of period..........    $36,520,814        $1,482,017    $18,313,590     $10,496,510
                          -----------------  ---------------  ----------- ------------------
                          -----------------  ---------------  ----------- ------------------

                                                                    FIDELITY VIP
                          DIVIDEND AND        FIDELITY VIP            OVERSEAS          FIDELITY VIP II
                          GROWTH FUND    EQUITY-INCOME PORTFOLIO     PORTFOLIO      ASSET MANAGER PORTFOLIO
                          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                          ------------   -----------------------  ----------------  -----------------------
OPERATIONS:
  Net investment income
    (loss)............... $    25,706          $   155,210           $   47,702            $   47,628
  Capital gains income...     480,886              552,364              140,597               142,885
  Net realized gain
    (loss) on security
    transactions.........         (56)                 197               10,041                   269
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     946,671              479,798              219,913               (43,985)
                          ------------        ------------        ----------------        -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   1,453,207            1,187,569              418,253               146,797
                          ------------        ------------        ----------------        -----------
UNIT TRANSACTIONS:
  Purchases..............   2,032,577            1,406,176              587,797               154,996
  Net transfers..........   3,538,005            1,563,485              539,281               343,771
  Surrenders.............    (448,464)            (110,077)             (42,215)              (17,045)
  Net loan withdrawals...    (243,407)            (103,488)             (40,625)               (4,659)
  Cost of insurance......    (327,972)            (266,429)             (84,139)              (36,318)
                          ------------        ------------        ----------------        -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   4,550,739            2,489,667              960,099               440,745
                          ------------        ------------        ----------------        -----------
  Total increase
    (decrease) in net
    assets...............   6,003,946            3,677,236            1,378,352               587,542
NET ASSETS:
  Beginning of period....  11,783,918           10,601,515            2,255,939             1,435,755
                          ------------        ------------        ----------------        -----------
  End of period.......... $17,787,864          $14,278,751           $3,634,291            $2,023,297
                          ------------        ------------        ----------------        -----------
                          ------------        ------------        ----------------        -----------
FOR THE YEAR ENDED DECEMB
                                                                    FIDELITY VIP
                          DIVIDEND AND        FIDELITY VIP            OVERSEAS          FIDELITY VIP II
                          GROWTH FUND    EQUITY-INCOME PORTFOLIO     PORTFOLIO      ASSET MANAGER PORTFOLIO
                          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                          ------------   -----------------------  ----------------  -----------------------
OPERATIONS:
  Net investment income
    (loss)............... $   149,562          $    88,466           $   18,168            $   25,384
  Capital gains income...     100,558              444,785               72,122                63,674
  Net realized gain
    (loss) on security
    transactions.........      (9,177)              (1,923)             (23,358)                  984
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........   1,368,764            1,316,248                9,449               102,910
                          ------------        ------------        ----------------        -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........   1,609,707            1,847,576               76,381               192,952
                          ------------        ------------        ----------------        -----------
UNIT TRANSACTIONS:
  Purchases..............   1,254,044            1,658,043              500,149               217,641
  Net transfers..........   6,522,655            2,905,832            1,020,704               437,030
  Surrenders.............    (387,945)            (177,782)            (148,574)              (18,402)
  Net loan withdrawals...    (239,637)            (108,547)             (85,928)               (4,843)
  Cost of insurance......    (208,258)            (334,701)             (93,690)              (43,442)
                          ------------        ------------        ----------------        -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   6,940,859            3,942,845            1,192,661               587,984
                          ------------        ------------        ----------------        -----------
  Total increase
    (decrease) in net
    assets...............   8,550,566            5,790,421            1,269,042               780,936
NET ASSETS:
  Beginning of period....   3,233,352            4,811,094              986,897               654,819
                          ------------        ------------        ----------------        -----------
  End of period.......... $11,783,918          $10,601,515           $2,255,939            $1,435,755
                          ------------        ------------        ----------------        -----------
                          ------------        ------------        ----------------        -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account with Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam VT Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE TWO

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      4,126,686
    Cost      $ 4,380,156
    Market Value.........  $4,506,077        --
  Hartford Stock HLS
    Fund, Inc.
    Shares      4,992,147
    Cost      $26,958,412
    Market Value.........      --        $30,003,615
  Hartford Money Market
    HLS Fund, Inc.
    Shares     14,825,498
    Cost      $14,825,498
    Market Value.........      --            --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      7,521,710
    Cost      $19,843,021
    Market Value.........      --            --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      9,460,412
    Cost      $41,264,632
    Market Value.........      --            --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares        409,836
    Cost       $  446,360
    Market Value.........      --            --
  Hartford Index HLS
    Fund, Inc.
    Shares      4,714,560
    Cost      $13,408,879
    Market Value.........      --            --
  Due from Hartford Life
    Insurance Company....      15,577         64,926
  Receivable from fund
    shares sold..........      --            --
                           -----------   -----------
  Total Assets...........   4,521,654     30,068,541
                           -----------   -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --            --
  Payable for fund shares
    purchased............      15,605         65,856
                           -----------   -----------
  Total Liabilities......      15,605         65,856
                           -----------   -----------
  Net Assets (variable
    life contract
    liabilities).........  $4,506,049    $30,002,685
                           -----------   -----------
                           -----------   -----------

Units Owned by
  Participants...........   2,643,077      5,465,682
Unit Values..............  $ 1.704849    $  5.489286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              MONEY                           CAPITAL            MORTGAGE
                           MARKET FUND  ADVISERS FUND    APPRECIATION FUND    SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
                           -----------  --------------   ------------------   ---------------   -----------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      4,126,686
    Cost      $ 4,380,156
    Market Value.........      --            --                --                  --               --
  Hartford Stock HLS
    Fund, Inc.
    Shares      4,992,147
    Cost      $26,958,412
    Market Value.........      --            --                --                  --               --
  Hartford Money Market
    HLS Fund, Inc.
    Shares     14,825,498
    Cost      $14,825,498
    Market Value.........  $14,825,499       --                --                  --               --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      7,521,710
    Cost      $19,843,021
    Market Value.........      --         $21,204,084          --                  --               --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      9,460,412
    Cost      $41,264,632
    Market Value.........      --            --              $43,822,683           --               --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares        409,836
    Cost       $  446,360
    Market Value.........      --            --                --                $ 455,990          --
  Hartford Index HLS
    Fund, Inc.
    Shares      4,714,560
    Cost      $13,408,879
    Market Value.........      --            --                --                  --           $15,558,204
  Due from Hartford Life
    Insurance Company....      60,286          86,992            217,799             1,657           27,615
  Receivable from fund
    shares sold..........      --            --                --                  --               --
                           -----------  --------------   ------------------   ---------------   -----------
  Total Assets...........  14,885,785      21,291,076         44,040,482           457,647       15,585,819
                           -----------  --------------   ------------------   ---------------   -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --            --                --                  --               --
  Payable for fund shares
    purchased............      60,210          86,813            218,674             1,657           30,605
                           -----------  --------------   ------------------   ---------------   -----------
  Total Liabilities......      60,210          86,813            218,674             1,657           30,605
                           -----------  --------------   ------------------   ---------------   -----------
  Net Assets (variable
    life contract
    liabilities).........  $14,825,575    $21,204,263        $43,821,808         $ 455,990      $15,555,214
                           -----------  --------------   ------------------   ---------------   -----------
                           -----------  --------------   ------------------   ---------------   -----------

Units Owned by
  Participants...........  11,504,122       5,152,440          8,591,590           247,704        5,023,814
Unit Values..............  $ 1.288718     $  4.115383        $  5.100547         $1.840871      $  3.096296

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                              INTERNATIONAL
                            OPPORTUNITIES FUND
                               SUB-ACCOUNT
                           --------------------
ASSETS:
Investments:
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      5,052,653
    Cost      $ 6,847,978
    Market Value.........       $7,151,192
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      4,863,313
    Cost      $ 9,250,498
    Market Value.........        --
  Fidelity VIP
    Equity-Income
    Portfolio
    Shares        244,018
    Cost      $ 5,299,509
    Market Value.........        --
  Fidelity VIP Overseas
    Portfolio
    Shares         95,706
    Cost      $ 1,858,942
    Market Value.........        --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         82,205
    Cost      $ 1,376,447
    Market Value.........        --
  Due from Hartford Life
    Insurance Company....           15,608
  Receivable from fund
    shares sold..........        --
                               -----------
  Total Assets...........        7,166,800
                               -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....        --
  Payable for fund shares
    purchased............           15,607
                               -----------
  Total Liabilities......           15,607
                               -----------
  Net Assets (variable
    life contract
    liabilities).........       $7,151,193
                               -----------
                               -----------

Units Owned by
  Participants...........        4,123,340
Unit Values..............       $ 1.734320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                           DIVIDEND AND        FIDELITY VIP            FIDELITY VIP          FIDELITY VIP II
                           GROWTH FUND    EQUITY-INCOME PORTFOLIO   OVERSEAS PORTFOLIO   ASSET MANAGER PORTFOLIO
                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
                           ------------   -----------------------   ------------------   -----------------------
ASSETS:
Investments:
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      5,052,653
    Cost      $ 6,847,978
    Market Value.........      --                --                       --                    --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      4,863,313
    Cost      $ 9,250,498
    Market Value.........  $10,158,110           --                       --                    --
  Fidelity VIP
    Equity-Income
    Portfolio
    Shares        244,018
    Cost      $ 5,299,509
    Market Value.........      --                $6,141,931               --                    --
  Fidelity VIP Overseas
    Portfolio
    Shares         95,706
    Cost      $ 1,858,942
    Market Value.........      --                --                     $1,973,452              --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         82,205
    Cost      $ 1,376,447
    Market Value.........      --                --                       --                    $1,418,029
  Due from Hartford Life
    Insurance Company....       23,208               17,721                  3,779                   6,234
  Receivable from fund
    shares sold..........           45           --                       --                    --
                           ------------         -----------         ------------------         -----------
  Total Assets...........   10,181,363            6,159,652              1,977,231               1,424,263
                           ------------         -----------         ------------------         -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....           97           --                       --                    --
  Payable for fund shares
    purchased............       23,207               20,018                  3,829                  12,225
                           ------------         -----------         ------------------         -----------
  Total Liabilities......       23,304               20,018                  3,829                  12,225
                           ------------         -----------         ------------------         -----------
  Net Assets (variable
    life contract
    liabilities).........  $10,158,059           $6,139,634             $1,973,402              $1,412,038
                           ------------         -----------         ------------------         -----------
                           ------------         -----------         ------------------         -----------

Units Owned by
  Participants...........    4,635,315            3,164,847              1,265,958                 853,617
Unit Values..............  $  2.191449           $ 1.939947             $ 1.558821              $ 1.654182

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
INVESTMENT INCOME:
  Dividends..............    $  4,475    $     2,668
EXPENSES:
  Mortality and expense
    undertakings.........        (171)        (2,857)
                           -----------   -----------
    Net investment income
     (loss)..............       4,304           (189)
                           -----------   -----------
CAPITAL GAINS INCOME.....      --            289,691
                           -----------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         (48)         2,262
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     100,552      2,115,123
                           -----------   -----------
    Net gain (loss) on
     investments.........     100,504      2,117,385
                           -----------   -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $104,808    $ 2,406,887
                           -----------   -----------
                           -----------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                             CAPITAL
                              MONEY                        APPRECIATION         MORTGAGE
                           MARKET FUND   ADVISERS FUND         FUND         SECURITIES FUND    INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                           -----------   -------------   ----------------   ----------------   -----------
INVESTMENT INCOME:
  Dividends..............    $318,716      $    2,397       $    1,793           $1,561        $     5,980
EXPENSES:
  Mortality and expense
    undertakings.........         (62)         (2,586)          (5,256)             (40)              (804)
                           -----------   -------------   ----------------        ------        -----------
    Net investment income
     (loss)..............     318,654            (189)          (3,463)           1,521              5,176
                           -----------   -------------   ----------------        ------        -----------
CAPITAL GAINS INCOME.....      --             148,349          573,895          --                 176,994
                           -----------   -------------   ----------------        ------        -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........      --               4,879          (15,388)            (432)            48,583
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --             884,710        1,676,551            6,940          1,237,918
                           -----------   -------------   ----------------        ------        -----------
    Net gain (loss) on
     investments.........      --             889,589        1,661,163            6,508          1,286,501
                           -----------   -------------   ----------------        ------        -----------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $318,654      $1,037,749       $2,231,595           $8,029        $ 1,468,671
                           -----------   -------------   ----------------        ------        -----------
                           -----------   -------------   ----------------        ------        -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                             INTERNATIONAL
                             OPPORTUNITIES
                                 FUND
                              SUB-ACCOUNT
                           -----------------
INVESTMENT INCOME:
  Dividends..............      $  2,119
EXPENSES:
  Mortality and expense
    undertakings.........          (400)
                               --------
    Net investment income
     (loss)..............         1,719
                               --------
CAPITAL GAINS INCOME.....       235,374
                               --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         7,015
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       414,149
                               --------
    Net gain (loss) on
     investments.........       421,164
                               --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....      $658,257
                               --------
                               --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                          FIDELITY VIP II
                           DIVIDEND AND        FIDELITY VIP            FIDELITY VIP        ASSET MANAGER
                           GROWTH FUND    EQUITY-INCOME PORTFOLIO   OVERSEAS PORTFOLIO       PORTFOLIO
                           SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
                           ------------   -----------------------   ------------------   -----------------
INVESTMENT INCOME:
  Dividends..............    $  9,737             $ 64,760               $ 22,698             $ 29,183
EXPENSES:
  Mortality and expense
    undertakings.........        (445)           --                           (36)                 (27)
                           ------------           --------               --------             --------
    Net investment income
     (loss)..............       9,292               64,760                 22,662               29,156
                           ------------           --------               --------             --------
CAPITAL GAINS INCOME.....     182,157              230,469                 66,900               87,549
                           ------------           --------               --------             --------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       2,075                3,104                    841                   69
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     422,300              207,564                107,092              (24,831)
                           ------------           --------               --------             --------
    Net gain (loss) on
     investments.........     424,375              210,668                107,933              (24,762)
                           ------------           --------               --------             --------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $615,824             $505,897               $197,495             $ 91,943
                           ------------           --------               --------             --------
                           ------------           --------               --------             --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                            BOND FUND      STOCK FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
Operations:
  Net investment income
     (loss)..............   $     4,304   $       (189)
  Capital gains income...       --             289,691
  Net realized gain
    (loss) on security
    transactions.........           (48)         2,262
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       100,552      2,115,123
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       104,808      2,406,887
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       287,204        828,325
  Net transfers..........     2,634,920     20,847,055
  Surrenders.............       (29,521)      (370,675)
  Net loan withdrawals...          (249)      (156,140)
  Cost of insurance......       (44,370)      (201,699)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     2,847,984     20,946,866
                           ------------   ------------
  Total increase
    (decrease) in net
    assets...............     2,952,792     23,353,753
  .......................
NET ASSETS:
  Beginning of period....     1,553,257      6,648,932
                           ------------   ------------
  End of period..........   $ 4,506,049   $ 30,002,685
                           ------------   ------------
                           ------------   ------------

--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

                            BOND FUND      STOCK FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
Operations:
  Net investment income
    (loss)...............   $    60,722   $     50,976
  Capital gains income...       --             103,392
  Net realized gain
    (loss) on security
    transactions.........           344          4,792
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        23,137        785,883
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        84,203        945,043
                           ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       224,575        691,357
  Net transfers..........     1,114,603      3,645,966
  Surrenders.............       (20,975)      (141,324)
  Net loan withdrawals...       (25,999)       (85,662)
  Cost of insurance......       (33,000)      (141,765)
                           ------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     1,259,204      3,968,572
                           ------------   ------------
  Total increase
    (decrease) in net
    assets...............     1,343,407      4,913,615
  .......................
NET ASSETS:
  Beginning of period....       209,850      1,735,317
                           ------------   ------------
  End of period..........   $ 1,553,257   $  6,648,932
                           ------------   ------------
                           ------------   ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                              MONEY                             CAPITAL             MORTGAGE
                           MARKET FUND    ADVISERS FUND    APPRECIATION FUND    SECURITIES FUND      INDEX FUND
                           SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------   --------------   ------------------   ----------------   ---------------
Operations:
  Net investment income
     (loss)..............  $    318,654     $      (189)       $    (3,463)         $  1,521       $         5,176
  Capital gains income...       --              148,349            573,895           --                    176,994
  Net realized gain
    (loss) on security
    transactions.........       --                4,879            (15,388)             (432)               48,583
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       --              884,710          1,676,551             6,940             1,237,918
                           ------------   --------------   ------------------       --------       ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       318,654       1,037,749          2,231,595             8,029             1,468,671
                           ------------   --------------   ------------------       --------       ---------------
UNIT TRANSACTIONS:
  Purchases..............    23,485,924         779,740          1,236,945            32,484               772,907
  Net transfers..........   (21,950,020)     15,765,213         32,692,242           178,644             6,995,089
  Surrenders.............      (529,738)       (274,511)          (379,703)           (4,120)             (160,024)
  Net loan withdrawals...       (46,555)           (578)            20,711           --                     20,781
  Cost of insurance......      (314,730)       (118,982)          (257,980)           (7,928)             (138,288)
                           ------------   --------------   ------------------       --------       ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       644,881      16,150,882         33,312,215           199,080             7,490,465
                           ------------   --------------   ------------------       --------       ---------------
  Total increase
    (decrease) in net
    assets...............       963,535      17,188,631         35,543,810           207,109             8,959,136
NET ASSETS:
  Beginning of period....    13,862,040       4,015,632          8,277,998           248,881             6,596,078
                           ------------   --------------   ------------------       --------       ---------------
  End of period..........  $ 14,825,575     $21,204,263        $43,821,808          $455,990       $    15,555,214
                           ------------   --------------   ------------------       --------       ---------------
                           ------------   --------------   ------------------       --------       ---------------

Operations:
  Net investment income
     (loss)..............
  Capital gains income...
  Net realized gain
    (loss) on security
    transactions.........
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........
  Net increase (decrease)
    in net assets
    resulting from
    operations...........
UNIT TRANSACTIONS:
  Purchases..............
  Net transfers..........
  Surrenders.............
  Net loan withdrawals...
  Cost of insurance......
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........
  Total increase
    (decrease) in net
    assets...............
NET ASSETS:
  Beginning of period....
  End of period..........

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              MONEY                             CAPTIAL             MORTGAGE
                           MARKET FUND    ADVISERS FUND    APPRECIATION FUND    SECURITIES FUND      INDEX FUND
                           SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                           ------------   --------------   ------------------   ----------------   ---------------
Operations:
  Net investment income
    (loss)...............  $    380,235     $    72,777        $    34,129          $ 10,759       $        61,758
  Capital gains income...       --               75,982            219,489           --                    128,080
  Net realized gain
    (loss) on security
    transactions.........       --                2,197              2,152               288                  (284)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       --              382,569            705,479             2,161               799,655
                           ------------   --------------   ------------------       --------       ---------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       380,235         533,525            961,249            13,208               989,209
                           ------------   --------------   ------------------       --------       ---------------
UNIT TRANSACTIONS:
  Purchases..............    43,540,050         899,022          1,340,476            41,748             1,525,193
  Net transfers..........   (32,385,194)      1,480,789          4,197,271           159,978             3,225,273
  Surrenders.............      (504,402)       (123,087)          (203,529)           (4,181)             (120,518)
  Net loan withdrawals...      (685,736)        (78,047)          (112,292)          --                    (84,328)
  Cost of insurance......      (494,906)       (108,782)          (225,833)           (5,854)             (138,997)
                           ------------   --------------   ------------------       --------       ---------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     9,469,812       2,069,895          4,996,093           191,691             4,406,623
                           ------------   --------------   ------------------       --------       ---------------
  Total increase
    (decrease) in net
    assets...............     9,850,047       2,603,420          5,957,342           204,899             5,395,832
NET ASSETS:
  Beginning of period....     4,011,993       1,412,212          2,320,656            43,982             1,200,246
                           ------------   --------------   ------------------       --------       ---------------
  End of period..........  $ 13,862,040     $ 4,015,632        $ 8,277,998          $248,881       $     6,596,078
                           ------------   --------------   ------------------       --------       ---------------
                           ------------   --------------   ------------------       --------       ---------------

                              INTERNATIONAL
                           OPPORTUNITIES FUND
                               SUB-ACCOUNT
                           -------------------
Operations:
  Net investment income
    (loss)...............       $   27,817
  Capital gains income...          128,065
  Net realized gain
    (loss) on security
    transactions.........            2,089
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         (168,332)
                           -------------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........          (10,361)
                           -------------------
UNIT TRANSACTIONS:
  Purchases..............          948,086
  Net transfers..........        1,088,413
  Surrenders.............          (78,919)
  Net loan withdrawals...          (61,840)
  Cost of insurance......          (77,690)
                           -------------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        1,818,050
                           -------------------
  Total increase
    (decrease) in net
    assets...............        1,807,689
NET ASSETS:
  Beginning of period....        1,287,792
                           -------------------
  End of period..........       $3,095,481
                           -------------------
                           -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                             INTERNATIONAL      DIVIDEND AND
                           OPPORTUNITIES FUND    GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT
                           ------------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............      $    1,719        $     9,292
  Capital gains income...         235,374            182,157
  Net realized gain
    (loss) on security
    transactions.........           7,015              2,075
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         414,149            422,300
                           ------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         658,257            615,824
                           ------------------   -------------
UNIT TRANSACTIONS:
  Purchases..............         306,309            537,469
  Net transfers..........       3,383,451          5,185,598
  Surrenders.............        (176,455)          (258,845)
  Net loan withdrawals...         (48,952)           (50,306)
  Cost of insurance......         (66,898)          (133,186)
                           ------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       3,397,455          5,280,730
                           ------------------   -------------
  Total increase
    (decrease) in net
    assets...............       4,055,712          5,896,554
NET ASSETS:
  Beginning of period....       3,095,481          4,261,505
                           ------------------   -------------
  End of period..........      $7,151,193        $10,158,059
                           ------------------   -------------
                           ------------------   -------------

HARTFORD LIFE INSURANCE
 COMPANY
STATEMENT OF CHANGES IN
 NET ASSETS --
 (CONTINUED)
FOR THE YEAR ENDED
 DECEMBER 31, 1997

                                                FIDELITY VIP
                              DIVIDEND AND      EQUITY-INCOME
                              GROWTH FUND         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT
                              -----------       ------------
OPERATIONS:
  Net investment income
    (loss)...............      $   50,755        $    28,391
  Capital gains income...          33,614            142,745
  Net realized gain
    (loss) on security
    transactions.........            (751)             2,925
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         446,847            514,150
                           -------------        -----------

  Net increase (decrease)
    in net assets
    resulting from
    operations...........         530,465            688,211
                           -------------        -----------
UNIT TRANSACTIONS:
  Purchases..............         360,484            626,240
  Net transfers..........       3,059,353          1,691,959
  Surrenders.............         (71,909)          (115,305)
  Net loan withdrawals...         (74,405)              (620)
  Cost of insurance......         (91,491)           (98,277)
                           -------------        -----------

  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       3,182,032          2,103,997
                           -------------        -----------

  Total increase
    (decrease) in net
    assets...............       3,712,497          2,792,208
NET ASSETS:
  Beginning of period....         549,008          1,565,745
                           -------------        -----------

  End of period..........      $4,261,505        $ 4,357,953
                           -------------        -----------
                           -------------        -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                           FIDELITY VIP
                           FIDELITY VIP    FIDELITY VIP         II
                           EQUITY-INCOME     OVERSEAS      ASSET MANAGER
                             PORTFOLIO       PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -------------   -------------   -------------
OPERATIONS:
  Net investment income
    (loss)...............   $   64,760      $   22,662      $   29,156
  Capital gains income...      230,469          66,900          87,549
  Net realized gain
    (loss) on security
    transactions.........        3,104             841              69
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      207,564         107,092         (24,831)
                           -------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      505,897         197,495          91,943
                           -------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      538,103          97,454          70,346
  Net transfers..........      904,261         756,328         381,616
  Surrenders.............      (83,912)        (30,184)        (17,942)
  Net loan withdrawals...         (275)           (219)        --
  Cost of insurance......      (82,393)        (16,831)        (18,421)
                           -------------   -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    1,275,784         806,548         415,599
                           -------------   -------------   -------------
  Total increase
    (decrease) in net
    assets...............    1,781,681       1,004,043         507,542
NET ASSETS:
  Beginning of period....    4,357,953         969,359         904,496
                           -------------   -------------   -------------
  End of period..........   $6,139,634      $1,973,402      $1,412,038
                           -------------   -------------   -------------
                           -------------   -------------   -------------
HARTFORD LIFE INSURANCE
 COMPANY
STATEMENT OF CHANGES IN
 NET ASSETS --
 (CONTINUED)
FOR THE YEAR ENDED
 DECEMBER 31, 1997
                                           FIDELITY VIP
                           FIDELITY VIP         II
                             OVERSEAS      ASSET MANAGER
                             PORTFOLIO       PORTFOLIO
                            SUB-ACCOUNT     SUB-ACCOUNT
                           ------------    -------------
OPERATIONS:
  Net investment income
    (loss)...............   $    3,585      $   12,026
  Capital gains income...       14,231          30,166
  Net realized gain
    (loss) on security
    transactions.........       (2,477)          4,849
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       (1,284)         45,529
                           -----------     -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       14,055          92,570
                           -----------     -----------
UNIT TRANSACTIONS:
  Purchases..............       80,330         187,210
  Net transfers..........      754,893         350,249
  Surrenders.............      (17,526)        (19,442)
  Net loan withdrawals...      (18,863)        --
  Cost of insurance......      (10,590)        (18,932)
                           -----------     -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      788,244         499,085
                           -----------     -----------
  Total increase
    (decrease) in net
    assets...............      802,299         591,655
NET ASSETS:
  Beginning of period....      167,060         312,841
                           -----------     -----------
  End of period..........   $  969,359      $  904,496
                           -----------     -----------
                           -----------     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Variable Life Two
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam VT Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the Hartford, and Fidelity mutual funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ONE

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      1,602,664
    Cost       $1,611,096
    Market Value.........  $ 1,750,006       --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,320,365
    Cost       $3,220,288
    Market Value.........      --        $ 7,935,610
  Hartford Money Market
    HLS Fund, Inc.
    Shares      2,324,675
    Cost       $2,324,675
    Market Value.........      --            --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      7,115,037
    Cost       $9,104,142
    Market Value.........      --            --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,968,216
    Cost       $3,886,387
    Market Value.........      --            --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      3,079,118
    Cost       $3,335,030
    Market Value.........      --            --
  Hartford Index HLS
    Fund, Inc.
    Shares        148,427
    Cost        $ 266,915
    Market Value.........      --            --
Due from Hartford Life
  Insurance Company......       86,307           592
Receivable from fund
  shares sold............      --            --
                           -----------   -----------
Total Assets.............    1,836,313     7,936,202
                           -----------   -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....      --            --
  Payable for fund shares
    purchased............       86,307           592
                           -----------   -----------
  Total Liabilities......       86,307           592
                           -----------   -----------
  Net Assets (variable
    life contract
    liabilities).........  $ 1,750,006   $ 7,935,610
                           -----------   -----------
                           -----------   -----------
  Units Owned by
    Participants.........      719,952     1,263,874
  Unit Price.............  $  2.430725   $  6.278800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             MONEY                         CAPITAL          MORTGAGE
                          MARKET FUND  ADVISERS FUND  APPRECIATION FUND  SECURITIES FUND INDEX FUND
                          SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                          -----------  -------------  -----------------  --------------- -----------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      1,602,664
    Cost       $1,611,096
    Market Value.........     --            --             --                  --            --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,320,365
    Cost       $3,220,288
    Market Value.........     --            --             --                  --            --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      2,324,675
    Cost       $2,324,675
    Market Value......... $2,324,675        --             --                  --            --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      7,115,037
    Cost       $9,104,142
    Market Value.........     --        $20,057,653        --                  --            --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,968,216
    Cost       $3,886,387
    Market Value.........     --            --           $9,117,205            --            --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares      3,079,118
    Cost       $3,335,030
    Market Value.........     --            --             --               $ 3,425,881      --
  Hartford Index HLS
    Fund, Inc.
    Shares        148,427
    Cost        $ 266,915
    Market Value.........     --            --             --                  --        $  489,813
Due from Hartford Life
  Insurance Company......    211,437          7,031        --                  --            --
Receivable from fund
  shares sold............     --            --               86,035            --           138,987
                          -----------  -------------  -----------------  --------------- -----------
Total Assets.............  2,536,112     20,064,684       9,203,240           3,425,881     628,800
                          -----------  -------------  -----------------  --------------- -----------
LIABILITIES:
  Due to Hartford Life
    Insurance Company....     --            --               86,126                 279     138,987
  Payable for fund shares
    purchased............    214,127          7,030        --                     2,749      --
                          -----------  -------------  -----------------  --------------- -----------
  Total Liabilities......    214,127          7,030          86,126               3,028     138,987
                          -----------  -------------  -----------------  --------------- -----------
  Net Assets (variable
    life contract
    liabilities)......... $2,321,985    $20,057,654      $9,117,114         $ 3,422,853  $  489,813
                          -----------  -------------  -----------------  --------------- -----------
                          -----------  -------------  -----------------  --------------- -----------
  Units Owned by
    Participants.........  1,275,530      4,351,484       1,462,971           1,442,656     108,215
  Unit Price............. $ 1.820408    $  4.609383      $ 6.231916         $  2.372605  $ 4.526312

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account One
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                            BOND FUND    STOCK FUND
                           SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------
INVESTMENT INCOME:
  Dividends..............    $ 4,439     $     2,274
EXPENSES:
  Mortality and expense
    undertakings.........     (7,784)        (33,347)
                           -----------   -----------
    Net investment income
      (loss).............     (3,345)        (31,073)
                           -----------   -----------
CAPITAL GAINS INCOME.....     --             246,858
                           -----------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........        898          33,631
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     66,474       1,162,930
                           -----------   -----------
    Net gain (loss) on
      investments........     67,372       1,196,561
                           -----------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $64,027     $ 1,412,346
                           -----------   -----------
                           -----------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                             CAPITAL
                              MONEY                       APPRECIATION       MORTGAGE
                           MARKET FUND   ADVISERS FUND        FUND        SECURITIES FUND   INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   --------------   -------------   ---------------   -----------
INVESTMENT INCOME:
  Dividends..............    $57,083       $   10,260       $  1,797         $ 23,137          $  352
EXPENSES:
  Mortality and expense
    undertakings.........     (9,809)         (86,400)       (40,597)         (15,299)         (2,191)
                           -----------   --------------   -------------   ---------------   -----------
    Net investment income
      (loss).............     47,274          (76,140)       (38,800)           7,838          (1,839)
                           -----------   --------------   -------------   ---------------   -----------
CAPITAL GAINS INCOME.....     --              635,067        575,189          --               10,423
                           -----------   --------------   -------------   ---------------   -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     --              128,534         27,593              908           3,309
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     --            1,992,909        429,740           88,792          62,207
                           -----------   --------------   -------------   ---------------   -----------
    Net gain (loss) on
      investments........     --            2,121,443        457,333           89,700          65,516
                           -----------   --------------   -------------   ---------------   -----------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $47,274       $2,680,370       $993,722         $ 97,538          $74,100
                           -----------   --------------   -------------   ---------------   -----------
                           -----------   --------------   -------------   ---------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                             BOND FUND     STOCK FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............    $    (3,345)  $   (31,073)
  Capital gains income...       --             246,858
  Net realized gain
    (loss) on security
    transactions.........            898        33,631
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         66,474     1,162,930
                           -------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         64,027     1,412,346
                           -------------   -----------
UNIT TRANSACTIONS:
  Purchases..............       --             --
  Net transfers..........        258,661       (41,714)
  Surrenders.............        (76,666)      (76,752)
  Net loan withdrawals...           (857)     (226,580)
  Cost of insurance and
    other fees...........         (6,603)      (17,959)
                           -------------   -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        174,535      (363,005)
                           -------------   -----------
  Total increase
    (decrease) in net
    assets...............        238,562     1,049,341
NET ASSETS:
  Beginning of period....      1,511,444     6,886,269
                           -------------   -----------
  End of period..........    $ 1,750,006   $ 7,935,610
                           -------------   -----------
                           -------------   -----------

HARTFORD LIFE INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                             BOND FUND     STOCK FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............    $    71,795   $     8,215
  Capital gains income...       --             288,640
  Net realized gain
    (loss) on security
    transactions.........          7,245        51,904
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         66,093     1,292,997
                           -------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        145,133     1,641,756
                           -------------   -----------
UNIT TRANSACTIONS:
  Purchases..............        784,609     1,421,887
  Net transfers..........        (66,546)      286,315
  Surrenders.............       (288,440)     (688,071)
  Net loan withdrawals...       (679,536)   (1,039,721)
  Cost of insurance and
    other fees...........        (15,437)      (36,874)
                           -------------   -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       (265,350)      (56,464)
                           -------------   -----------
  Total increase
    (decrease) in net
    assets...............       (120,217)    1,585,292
NET ASSETS:
  Beginning of period....      1,631,661     5,300,977
                           -------------   -----------
  End of period..........    $ 1,511,444   $ 6,886,269
                           -------------   -----------
                           -------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                              MONEY                           CAPITAL            MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND    INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                           -----------   -------------   -----------------   -----------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............  $   47,274     $   (76,140)      $  (38,800)         $     7,838       $  (1,839)
  Capital gains income...      --             635,067          575,189             --                10,423
  Net realized gain
    (loss) on security
    transactions.........      --             128,534           27,593                  908           3,309
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --           1,992,909          429,740               88,792          62,207
                           -----------   -------------   -----------------   -----------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      47,274       2,680,370          993,722               97,538          74,100
                           -----------   -------------   -----------------   -----------------   -----------
UNIT TRANSACTIONS:
  Purchases..............      --             --              --                   --                --
  Net transfers..........     154,119        (268,555)         (98,426)            --                (4,110)
  Surrenders.............    (129,040)       (655,074)        (137,839)             (84,408)            904
  Net loan withdrawals...     (21,474)        (68,549)        (189,965)              (8,111)            (79)
  Cost of insurance and
    other fees...........     (15,061)        (49,083)         (20,641)             (13,358)         (1,044)
                           -----------   -------------   -----------------   -----------------   -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     (11,456)     (1,041,261)        (446,871)            (105,877)         (4,329)
                           -----------   -------------   -----------------   -----------------   -----------
  Total increase
    (decrease) in net
    assets...............      35,818       1,639,109          546,851               (8,339)         69,771
NET ASSETS:
  Beginning of period....   2,286,167      18,418,545        8,570,263            3,431,192         420,042
                           -----------   -------------   -----------------   -----------------   -----------
  End of period..........  $2,321,985     $20,057,654       $9,117,114          $ 3,422,853       $ 489,813
                           -----------   -------------   -----------------   -----------------   -----------
                           -----------   -------------   -----------------   -----------------   -----------

                              MONEY                           CAPITAL            MORTGAGE
                           MARKET FUND   ADVISERS FUND   APPRECIATION FUND    SECURITIES FUND    INDEX FUND
                           SUB-ACCOUNT    SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT
                           -----------   -------------   -----------------   -----------------   -----------
OPERATIONS:
  Net investment income
    (loss)...............  $   87,754     $   240,748       $  (31,565)         $   170,772       $   2,574
  Capital gains income...      --             731,667          587,118             --                35,941
  Net realized gain
    (loss) on security
    transactions.........      --             508,849          202,014                1,486          22,222
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      --           2,262,927          891,144               87,119          65,629
                           -----------   -------------   -----------------   -----------------   -----------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      87,754       3,744,191        1,648,711              259,377         126,366
                           -----------   -------------   -----------------   -----------------   -----------
UNIT TRANSACTIONS:
  Purchases..............     837,735       5,805,878        1,313,089            1,040,366         335,550
  Net transfers..........    (158,936)       (268,159)          54,530              (52,290)        201,194
  Surrenders.............     (39,806)     (2,029,515)        (982,045)             (52,364)       (220,245)
  Net loan withdrawals...    (860,395)     (5,120,268)      (1,247,165)          (1,104,813)        (41,858)
  Cost of insurance and
    other fees...........     (33,231)       (125,426)         (42,477)             (32,362)       (213,232)
                           -----------   -------------   -----------------   -----------------   -----------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........    (254,633)     (1,737,490)        (904,068)            (201,463)         61,409
                           -----------   -------------   -----------------   -----------------   -----------
  Total increase
    (decrease) in net
    assets...............    (166,879)      2,006,701          744,643               57,914         187,775
NET ASSETS:
  Beginning of period....   2,453,046      16,411,844        7,825,620            3,373,278         232,267
                           -----------   -------------   -----------------   -----------------   -----------
  End of period..........  $2,286,167     $18,418,545       $8,570,263          $ 3,431,192       $ 420,042
                           -----------   -------------   -----------------   -----------------   -----------
                           -----------   -------------   -----------------   -----------------   -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account One
--------------------------------------------------------------------------------

 HARTFORD LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account One (the Account) is a separate investment account within Hartford Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the account form a part of, and are taxed with, the total operations of the company, which is taxed as an insurance ompany under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    a) MORTALITY AND EXPENSE UNDERTAKINGS--The Company, as issuer of variable life insurance contracts, provides the mortality and expense undertakings and, with respect to the Account, receives an annual fee of 0.90% of the Account's average daily net assets.

    b) DEDUCTION OF OTHER FEES--In accordance with the terms of the contracts, the Company makes deductions for the cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE ONE

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      2,042,379
    Cost       $2,157,986
    Market Value.........   $2,230,147       --            --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,321,272
    Cost       $7,173,176
    Market Value.........      --         $7,941,061       --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      8,226,568
    Cost       $8,226,568
    Market Value.........      --            --         $8,226,568        --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      1,210,337
    Cost       $3,162,092
    Market Value.........      --            --            --          $3,412,000
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,791,813
    Cost       $7,991,188
    Market Value.........      --            --            --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares        479,555
    Cost        $ 525,146
    Market Value.........      --            --            --             --
  Hartford Index HLS
    Fund, Inc.
    Shares      1,536,196
    Cost       $4,573,761
    Market Value.........      --            --            --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      1,964,368
    Cost       $2,656,848
    Market Value.........      --            --            --             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      2,020,862
    Cost       $4,023,396
    Market Value.........      --            --            --             --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         96,782
    Cost       $2,329,875
    Market Value.........      --            --            --             --
  Fidelity VIP Overseas
    Portfolio
    Shares         41,325
    Cost        $ 819,494
    Market Value.........      --            --            --             --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         23,651
    Cost        $ 404,061
    Market Value.........      --            --            --             --
  Due from Hartford Life
    and Annuity Insurance
    Company..............         257         2,024       686,626         --
  Receivable from fund
    shares sold..........      --            --            --               1,255
                           -----------   -----------   -----------   -------------
  Total Assets...........   2,230,404     7,943,085     8,913,194       3,413,255
                           -----------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............      --            --            --               1,180
  Payable for fund shares
    purchased............         271         2,214       685,227         --
                           -----------   -----------   -----------   -------------
  Total Liabilities......         271         2,214       685,227           1,180
                           -----------   -----------   -----------   -------------
  Net Assets (variable
    life contract
    liabilities).........   $2,230,133    $7,940,871    $8,227,967     $3,412,075
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------
    Units Owned by
    Participants.........   1,557,151     2,783,342     6,472,782       1,518,032
  Unit Values............   $1.432188     $2.852999     $1.271164      $ 2.247697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                 FIDELITY VIP
                                CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND    EQUITY-INCOME
                           APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND       PORTFOLIO
                              SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      2,042,379
    Cost       $2,157,986
    Market Value.........        --                --              --             --                --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,321,272
    Cost       $7,173,176
    Market Value.........        --                --              --             --                --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      8,226,568
    Cost       $8,226,568
    Market Value.........        --                --              --             --                --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      1,210,337
    Cost       $3,162,092
    Market Value.........        --                --              --             --                --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,791,813
    Cost       $7,991,188
    Market Value.........      $8,300,066          --              --             --                --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares        479,555
    Cost        $ 525,146
    Market Value.........        --              $  533,562        --             --                --             --
  Hartford Index HLS
    Fund, Inc.
    Shares      1,536,196
    Cost       $4,573,761
    Market Value.........        --                --           $5,069,499        --                --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      1,964,368
    Cost       $2,656,848
    Market Value.........        --                --              --            $2,780,237         --             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      2,020,862
    Cost       $4,023,396
    Market Value.........        --                --              --             --              $4,221,019       --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         96,782
    Cost       $2,329,875
    Market Value.........        --                --              --             --                --            $2,436,005
  Fidelity VIP Overseas
    Portfolio
    Shares         41,325
    Cost        $ 819,494
    Market Value.........        --                --              --             --                --             --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         23,651
    Cost        $ 404,061
    Market Value.........        --                --              --             --                --             --
  Due from Hartford Life
    and Annuity Insurance
    Company..............           7,219          --               7,667              510            3,850           7,084
  Receivable from fund
    shares sold..........        --                --              --             --                --             --
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
  Total Assets...........       8,307,285           533,562     5,077,166        2,780,747        4,224,869       2,443,089
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............        --                --              --             --                --             --
  Payable for fund shares
    purchased............           7,454          --               8,276              505            3,976           7,203
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
  Total Liabilities......           7,454          --               8,276              505            3,976           7,203
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
  Net Assets (variable
    life contract
    liabilities).........      $8,299,831        $  533,562     $5,068,890       $2,780,242       $4,220,893      $2,435,886
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
    Units Owned by
    Participants.........       3,475,032           382,582     1,857,679        1,586,172        1,903,797       1,255,646
  Unit Values............      $ 2.388419        $ 1.394632     $2.728615        $1.752800        $2.217092       $1.939947

                           FIDELITY VIP     FIDELITY VIP II
                             OVERSEAS        ASSET MANAGER
                             PORTFOLIO         PORTFOLIO
                            SUB-ACCOUNT       SUB-ACCOUNT
                           -------------   ------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares      2,042,379
    Cost       $2,157,986
    Market Value.........      --               --
  Hartford Stock HLS
    Fund, Inc.
    Shares      1,321,272
    Cost       $7,173,176
    Market Value.........      --               --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      8,226,568
    Cost       $8,226,568
    Market Value.........      --               --
  Hartford Advisers HLS
    Fund, Inc.
    Shares      1,210,337
    Cost       $3,162,092
    Market Value.........      --               --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares      1,791,813
    Cost       $7,991,188
    Market Value.........      --               --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares        479,555
    Cost        $ 525,146
    Market Value.........      --               --
  Hartford Index HLS
    Fund, Inc.
    Shares      1,536,196
    Cost       $4,573,761
    Market Value.........      --               --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares      1,964,368
    Cost       $2,656,848
    Market Value.........      --               --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares      2,020,862
    Cost       $4,023,396
    Market Value.........      --               --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         96,782
    Cost       $2,329,875
    Market Value.........      --               --
  Fidelity VIP Overseas
    Portfolio
    Shares         41,325
    Cost        $ 819,494
    Market Value.........    $ 852,124          --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         23,651
    Cost        $ 404,061
    Market Value.........      --              $ 407,977
  Due from Hartford Life
    and Annuity Insurance
    Company..............        1,390             1,533
  Receivable from fund
    shares sold..........      --               --
                           -------------      ----------
  Total Assets...........      853,514           409,510
                           -------------      ----------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............      --               --
  Payable for fund shares
    purchased............        1,403             1,537
                           -------------      ----------
  Total Liabilities......        1,403             1,537
                           -------------      ----------
  Net Assets (variable
    life contract
    liabilities).........    $ 852,111         $ 407,973
                           -------------      ----------
                           -------------      ----------

    Units Owned by
    Participants.........      541,851           245,234
  Unit Values............    $1.572593         $1.663611

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............    $ 2,844      $    954      $171,698        $ 1,028
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --           103,525        --             63,605
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........       (101)         (909)       --                423
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     61,881       675,905        --            227,644
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
      investments........     61,780       674,996        --            228,067
                           -----------   -----------   -----------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $64,624      $779,475      $171,698        $292,700
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..............      $    782            $   216        $  1,820          $    897          $ 3,315
                               --------             ------       -----------        --------        ------------
CAPITAL GAINS INCOME.....       250,090            --               53,874            99,646           62,013
                               --------             ------       -----------        --------        ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........          (961)              (986)           (341)             (583)             (81)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       219,496              9,741         395,175           160,623          132,559
                               --------             ------       -----------        --------        ------------
    Net gain (loss) on
      investments........       218,535              8,755         394,834           160,040          132,478
                               --------             ------       -----------        --------        ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....      $469,407            $ 8,971        $450,528          $260,583          $197,806
                               --------             ------       -----------        --------        ------------
                               --------             ------       -----------        --------        ------------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
INVESTMENT INCOME:
  Dividends..............       $14,647            $7,173             $6,411
                               --------         -------------        -------
CAPITAL GAINS INCOME.....        52,127            21,143             19,232
                               --------         -------------        -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........           772            (5,152)                77
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        57,390            31,666             (3,716)
                               --------         -------------        -------
    Net gain (loss) on
      investments........        58,162            26,514             (3,639)
                               --------         -------------        -------
    Net increase
      (decrease) in net
      assets resulting
      from operations....       $124,936           $54,830            $22,004
                               --------         -------------        -------
                               --------         -------------        -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE ONE
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment
    income...............  $    2,844    $      954    $    171,698   $    1,028
  Capital gains income...      --           103,525         --            63,605
  Net realized gain
    (loss) on security
    transactions.........        (101)         (909)        --               423
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      61,881       675,905         --           227,644
                           -----------   -----------   ------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      64,624       779,475         171,698      292,700
                           -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............     393,023     1,109,892      29,036,088      422,289
  Net transfers..........   1,066,803     4,445,442     (26,272,371)   1,927,580
  Surrenders.............     (14,339)      (58,306)       (124,355)    (336,762)
  Net loan withdrawals...        (231)       (4,069)     (1,087,409)      17,079
  Cost of insurance......     (42,657)     (152,624)       (520,101)     (61,344)
                           -----------   -----------   ------------  -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........   1,402,599     5,340,335       1,031,852    1,968,842
                           -----------   -----------   ------------  -------------
  Total increase
    (decrease) in net
    assets...............   1,467,223     6,119,810       1,203,550    2,261,542
NET ASSETS:
  Beginning of period....     762,910     1,821,061       7,024,417    1,150,533
                           -----------   -----------   ------------  -------------
  End of period..........  $2,230,133    $7,940,871    $  8,227,967   $3,412,075
                           -----------   -----------   ------------  -------------
                           -----------   -----------   ------------  -------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   ------------  -------------
OPERATIONS:
  Net investment
    income...............  $   26,909    $   11,815    $    105,975   $   16,534
  Capital gains income...      --               558         --               584
  Net realized gain
    (loss) on security
    transactions.........         148          (109)        --              (232)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      10,267        91,919         --            22,216
                           -----------   -----------   ------------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      37,324       104,183         105,975       39,102
                           -----------   -----------   ------------  -------------
UNIT TRANSACTIONS:
  Purchases..............      58,303       110,273      26,348,230       17,300
  Net transfers..........     674,390     1,673,468     (17,219,898)   1,125,736
  Surrenders.............      (6,137)      (12,105)        (76,531)      (8,960)
  Net loan withdrawals...      11,825          (221)     (2,085,251)      (2,510)
  Cost of insurance......     (13,939)      (55,771)       (460,124)     (21,190)
                           -----------   -----------   ------------  -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     724,442     1,715,644       6,506,426    1,110,376
                           -----------   -----------   ------------  -------------
  Total increase in net
    assets...............     761,766     1,819,827       6,612,401    1,149,478
NET ASSETS:
  Beginning of period....       1,144         1,234         412,016        1,055
                           -----------   -----------   ------------  -------------
  End of period..........  $  762,910    $1,821,061    $  7,024,417   $1,150,533
                           -----------   -----------   ------------  -------------
                           -----------   -----------   ------------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment
    income...............     $      782          $    216       $    1,820        $      897        $    3,315
  Capital gains income...        250,090           --                53,874            99,646            62,013
  Net realized gain
    (loss) on security
    transactions.........           (961)             (986)            (341)             (583)              (81)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        219,496             9,741          395,175           160,623           132,559
                           -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        469,407             8,971          450,528           260,583           197,806
                           -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      1,066,060             6,192          702,922           453,236           666,142
  Net transfers..........      4,231,923           440,808        2,237,372         1,370,348         2,186,222
  Surrenders.............        (57,033)           (1,561)         (25,675)          (24,571)          (28,630)
  Net loan withdrawals...          1,719               (76)           4,829               (19)           (2,430)
  Cost of insurance......       (151,303)           (8,530)         (78,380)          (50,966)          (76,669)
                           -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      5,091,366           436,833        2,841,068         1,748,028         2,744,635
                           -----------------   ---------------   -----------   ------------------   ------------
  Total increase
    (decrease) in net
    assets...............      5,560,773           445,804        3,291,596         2,008,611         2,942,441
NET ASSETS:
  Beginning of period....      2,739,058            87,758        1,777,294           771,631         1,278,452
                           -----------------   ---------------   -----------   ------------------   ------------
  End of period..........     $8,299,831          $533,562       $5,068,890        $2,780,242        $4,220,893
                           -----------------   ---------------   -----------   ------------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------

                                CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment
    income...............     $    9,163          $  3,444       $   14,934        $    6,510        $   12,804
  Capital gains income...         10,410           --                 4,291            14,471               815
  Net realized gain
    (loss) on security
    transactions.........            716                28              463              (828)              360
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         89,337            (1,336)         100,497           (37,302)           65,053
                           -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........        109,626             2,136          120,185           (17,149)           79,032
                           -----------------   ---------------   -----------   ------------------   ------------
UNIT TRANSACTIONS:
  Purchases..............        308,974             1,853           68,957           176,177            62,971
  Net transfers..........      2,397,785            76,873        1,641,927           650,101         1,157,823
  Surrenders.............        (23,361)             (640)         (13,070)          (15,973)           (7,195)
  Net loan withdrawals...          6,968             7,850           (7,681)               88             3,918
  Cost of insurance......        (63,644)           (1,339)         (34,163)          (25,871)          (22,528)
                           -----------------   ---------------   -----------   ------------------   ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........      2,626,722            84,597        1,655,970           784,522         1,194,989
                           -----------------   ---------------   -----------   ------------------   ------------
  Total increase in net
    assets...............      2,736,348            86,733        1,776,155           767,373         1,274,021
NET ASSETS:
  Beginning of period....          2,710             1,025            1,139             4,258             4,431
                           -----------------   ---------------   -----------   ------------------   ------------
  End of period..........     $2,739,058          $ 87,758       $1,777,294        $  771,631        $1,278,452
                           -----------------   ---------------   -----------   ------------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment
    income...............      $   14,647         $  7,173           $  6,411
  Capital gains income...          52,127           21,143             19,232
  Net realized gain
    (loss) on security
    transactions.........             772           (5,152)                77
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........          57,390           31,666             (3,716)
                           ------------------   -------------        --------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........         124,936           54,830             22,004
                           ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............         212,011          148,072             57,369
  Net transfers..........       1,506,945          394,929            195,318
  Surrenders.............         (23,821)          (4,905)            (2,723)
  Net loan withdrawals...           6,952             (449)             8,748
  Cost of insurance......         (37,978)         (13,966)            (6,376)
                           ------------------   -------------        --------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........       1,664,109          523,681            252,336
                           ------------------   -------------        --------
  Total increase
    (decrease) in net
    assets...............       1,789,045          578,511            274,340
NET ASSETS:
  Beginning of period....         646,841          273,600            133,633
                           ------------------   -------------        --------
  End of period..........      $2,435,886         $852,111           $407,973
                           ------------------   -------------        --------
                           ------------------   -------------        --------
                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment
    income...............      $      374         $    373           $     66
  Capital gains income...           1,882            1,481                165
  Net realized gain
    (loss) on security
    transactions.........           1,671             (138)                28
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........          48,686              919              7,582
                           ------------------   -------------        --------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........          52,613            2,635              7,841
                           ------------------   -------------        --------
UNIT TRANSACTIONS:
  Purchases..............          43,181           22,743              8,385
  Net transfers..........         579,483          257,320            121,381
  Surrenders.............         (11,517)          (3,860)            (1,502)
  Net loan withdrawals...          (3,459)             (12)          --
  Cost of insurance......         (15,244)          (6,270)            (3,522)
                           ------------------   -------------        --------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........         592,444          269,921            124,742
                           ------------------   -------------        --------
  Total increase in net
    assets...............         645,057          272,556            132,583
NET ASSETS:
  Beginning of period....           1,784            1,044              1,050
                           ------------------   -------------        --------
  End of period..........      $  646,841         $273,600           $133,633
                           ------------------   -------------        --------
                           ------------------   -------------        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Variable Life One
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Variable Life One (the Account) is a separate investment account with Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam VT Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT VARIABLE LIFE TWO

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES
 JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares        918,010
    Cost        $ 975,675
    Market Value.........   $1,002,409       --            --            --
  Hartford Stock HLS
    Fund, Inc.
    Shares        238,249
    Cost       $1,325,463
    Market Value.........      --         $1,431,918       --            --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      3,296,516
    Cost       $3,296,516
    Market Value.........      --            --         $3,296,516       --
  Hartford Advisers HLS
    Fund, Inc.
    Shares        283,731
    Cost        $ 747,481
    Market Value.........      --            --            --          $ 799,853
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares        211,239
    Cost        $ 954,567
    Market Value.........      --            --            --            --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares         23,718
    Cost        $  25,965
    Market Value.........      --            --            --            --
  Hartford Index HLS
    Fund, Inc.
    Shares        390,763
    Cost       $1,191,845
    Market Value.........      --            --            --            --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares        339,592
    Cost        $ 462,775
    Market Value.........      --            --            --            --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares        363,003
    Cost        $ 738,603
    Market Value.........      --            --            --            --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         14,610
    Cost        $ 356,427
    Market Value.........      --            --            --            --
  Fidelity VIP Overseas
    Portfolio
    Shares          7,277
    Cost        $ 146,038
    Market Value.........      --            --            --            --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         12,725
    Cost        $ 223,270
    Market Value.........      --            --            --            --
  Due from Hartford Life
    and Annuity Insurance
    Company..............      --            18,522       165,837             11
  Receivable from fund
    shares sold..........      --            --            --            --
                           -----------   -----------   -----------   -------------
  Total Assets...........   1,002,409     1,450,440     3,462,353        799,864
                           -----------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............           4        --            --            --
  Payable for fund shares
    purchased............      --            18,608       165,680        --
                           -----------   -----------   -----------   -------------
  Total Liabilities......           4        18,608       165,680        --
                           -----------   -----------   -----------   -------------
    Net Assets (variable
    life contract
    liabilities).........   $1,002,405    $1,431,832    $3,296,673     $ 799,864
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------
    Units Owned by
    Participants.........     699,911       501,869     2,593,429        355,859
  Unit Values............   $1.432188     $2.852999     $1.271164      $2.247697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                                                                 FIDELITY VIP
                                CAPITAL          MORTGAGE                     INTERNATIONAL     DIVIDEND AND    EQUITY-INCOME
                           APPRECIATION FUND  SECURITIES FUND  INDEX FUND   OPPORTUNITIES FUND  GROWTH FUND       PORTFOLIO
                              SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT
                           -----------------  ---------------  -----------  ------------------  ------------  ------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares        918,010
    Cost        $ 975,675
    Market Value.........        --                --              --             --                --             --
  Hartford Stock HLS
    Fund, Inc.
    Shares        238,249
    Cost       $1,325,463
    Market Value.........        --                --              --             --                --             --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      3,296,516
    Cost       $3,296,516
    Market Value.........        --                --              --             --                --             --
  Hartford Advisers HLS
    Fund, Inc.
    Shares        283,731
    Cost        $ 747,481
    Market Value.........        --                --              --             --                --             --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares        211,239
    Cost        $ 954,567
    Market Value.........      $  978,506          --              --             --                --             --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares         23,718
    Cost        $  25,965
    Market Value.........        --              $   26,389        --             --                --             --
  Hartford Index HLS
    Fund, Inc.
    Shares        390,763
    Cost       $1,191,845
    Market Value.........        --                --           $1,289,532        --                --             --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares        339,592
    Cost        $ 462,775
    Market Value.........        --                --              --            $ 480,637          --             --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares        363,003
    Cost        $ 738,603
    Market Value.........        --                --              --             --              $ 758,212        --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         14,610
    Cost        $ 356,427
    Market Value.........        --                --              --             --                --            $ 367,722
  Fidelity VIP Overseas
    Portfolio
    Shares          7,277
    Cost        $ 146,038
    Market Value.........        --                --              --             --                --             --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         12,725
    Cost        $ 223,270
    Market Value.........        --                --              --             --                --             --
  Due from Hartford Life
    and Annuity Insurance
    Company..............          18,619          --              18,501           18,702           20,551           2,009
  Receivable from fund
    shares sold..........        --                --              --             --                --             --
                           -----------------  ---------------  -----------      ----------      ------------     ----------
  Total Assets...........         997,125            26,389     1,308,033          499,339          778,763         369,731
                           -----------------  ---------------  -----------      ----------      ------------     ----------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............        --                --              --             --                --             --
  Payable for fund shares
    purchased............          18,608          --              18,608           18,608           20,615           2,007
                           -----------------  ---------------  -----------      ----------      ------------     ----------
  Total Liabilities......          18,608          --              18,608           18,608           20,615           2,007
                           -----------------  ---------------  -----------      ----------      ------------     ----------
    Net Assets (variable
    life contract
    liabilities).........      $  978,517        $   26,389     $1,289,425       $ 480,731        $ 758,148       $ 367,724
                           -----------------  ---------------  -----------      ----------      ------------     ----------
                           -----------------  ---------------  -----------      ----------      ------------     ----------
    Units Owned by
    Participants.........         409,693            18,923       472,556          274,264          341,956         189,554
  Unit Values............      $ 2.388419        $ 1.394632     $2.728619        $1.752800        $2.217092       $1.939947

                           FIDELITY VIP     FIDELITY VIP II
                             OVERSEAS        ASSET MANAGER
                             PORTFOLIO         PORTFOLIO
                            SUB-ACCOUNT       SUB-ACCOUNT
                           -------------   ------------------
ASSETS:
Investments:
  Hartford Bond HLS Fund,
    Inc.
    Shares        918,010
    Cost        $ 975,675
    Market Value.........      --               --
  Hartford Stock HLS
    Fund, Inc.
    Shares        238,249
    Cost       $1,325,463
    Market Value.........      --               --
  Hartford Money Market
    HLS Fund, Inc.
    Shares      3,296,516
    Cost       $3,296,516
    Market Value.........      --               --
  Hartford Advisers HLS
    Fund, Inc.
    Shares        283,731
    Cost        $ 747,481
    Market Value.........      --               --
  Hartford Capital
    Appreciation HLS
    Fund, Inc.
    Shares        211,239
    Cost        $ 954,567
    Market Value.........      --               --
  Hartford Mortgage
    Securities HLS Fund,
    Inc.
    Shares         23,718
    Cost        $  25,965
    Market Value.........      --               --
  Hartford Index HLS
    Fund, Inc.
    Shares        390,763
    Cost       $1,191,845
    Market Value.........      --               --
  Hartford International
    Opportunities HLS
    Fund, Inc.
    Shares        339,592
    Cost        $ 462,775
    Market Value.........      --               --
  Hartford Dividend and
    Growth HLS Fund, Inc.
    Shares        363,003
    Cost        $ 738,603
    Market Value.........      --               --
  Fidelity VIP
    Equity--Income
    Portfolio
    Shares         14,610
    Cost        $ 356,427
    Market Value.........      --               --
  Fidelity VIP Overseas
    Portfolio
    Shares          7,277
    Cost        $ 146,038
    Market Value.........    $ 150,060          --
  Fidelity VIP II Asset
    Manager Portfolio
    Shares         12,725
    Cost        $ 223,270
    Market Value.........      --              $ 219,506
  Due from Hartford Life
    and Annuity Insurance
    Company..............        2,714                 1
  Receivable from fund
    shares sold..........      --               --
                           -------------      ----------
  Total Assets...........      152,774           219,507
                           -------------      ----------
LIABILITIES:
  Due to Hartford Life
    and Annuity Insurance
    Company..............      --               --
  Payable for fund shares
    purchased............        2,676          --
                           -------------      ----------
  Total Liabilities......        2,676          --
                           -------------      ----------

    Net Assets (variable
    life contract
    liabilities).........    $ 150,098         $ 219,507
                           -------------      ----------
                           -------------      ----------

    Units Owned by
    Participants.........       95,446           131,946
  Unit Values............    $1.572593         $1.663611

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............    $   694      $    170       $49,637        $   186
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --            18,418        --             11,531
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........         (7)           (9)       --              1,899
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........     24,007       103,648        --             49,445
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
      investments........     24,000       103,639        --             51,344
                           -----------   -----------   -----------   -------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    $24,694      $122,227       $49,637        $63,061
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
INVESTMENT INCOME:
  Dividends..............       $    96            $   141        $    439           $   160          $   435
                                -------             ------       -----------         -------        ------------
CAPITAL GAINS INCOME.....        30,576            --               12,992            17,744            8,141
                                -------             ------       -----------         -------        ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........           (16)              (122)          1,387                16              (23)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........        25,721              1,531          93,579            26,875           15,618
                                -------             ------       -----------         -------        ------------
    Net gain (loss) on
      investments........        25,705              1,409          94,966            26,891           15,595
                                -------             ------       -----------         -------        ------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....       $56,377            $ 1,550        $108,397           $44,795          $24,171
                                -------             ------       -----------         -------        ------------
                                -------             ------       -----------         -------        ------------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
INVESTMENT INCOME:
  Dividends..............       $ 1,864            $  540             $ 5,839
                                -------            ------             -------
CAPITAL GAINS INCOME.....         6,635             1,592              17,517
                                -------            ------             -------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........            97               (18)                 27
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         7,161             4,657              (5,636)
                                -------            ------             -------
    Net gain (loss) on
      investments........         7,258             4,639              (5,609)
                                -------            ------             -------
    Net increase
      (decrease) in net
      assets resulting
      from operations....       $15,757            $6,771             $17,747
                                -------            ------             -------
                                -------            ------             -------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 SEPARATE ACCOUNT VARIABLE LIFE TWO
--------------------------------------------------------------------------------
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   -----------  -------------
OPERATIONS:
  Net investment
    income...............  $      694    $      170    $   49,637      $    186
  Capital gains income...      --            18,418        --            11,531
  Net realized gain
    (loss) on security
    transactions.........          (7)           (9)       --             1,899
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........      24,007       103,648        --            49,445
                           -----------   -----------   -----------  -------------
  Net increase in net
    assets resulting from
    operations...........      24,694       122,227        49,637        63,061
                           -----------   -----------   -----------  -------------
UNIT TRANSACTIONS:
  Purchases..............      11,292        90,301     9,141,659        33,430
  Net transfers..........     739,111     1,016,643    (7,144,822 )     415,876
  Surrenders.............      (6,435)      (18,370)     (114,432 )      (7,124)
  Cost of insurance......     (13,206)      (11,117)      (73,701 )      (3,570)
                           -----------   -----------   -----------  -------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........     730,762     1,077,457     1,808,704       438,612
                           -----------   -----------   -----------  -------------
  Total increase
    (decrease) in net
    assets...............     755,456     1,199,684     1,858,341       501,673
NET ASSETS:
  Beginning of period....  $  246,949    $  232,148    $1,438,332      $298,191
                           -----------   -----------   -----------  -------------
  End of period..........  $1,002,405    $1,431,832    $3,296,673      $799,864
                           -----------   -----------   -----------  -------------
                           -----------   -----------   -----------  -------------

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------   -----------  -------------
OPERATIONS:
  Net investment
    income...............  $   10,020    $    1,517    $   22,397      $  4,523
  Capital gains income...      --               113        --             1,075
  Net realized gain
    (loss) on security
    transactions.........         281           287        --                (3)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........       3,212         2,743        --             3,056
                           -----------   -----------   -----------  -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........      13,513         4,660        22,397         8,651
                           -----------   -----------   -----------  -------------
UNIT TRANSACTIONS:
  Purchases..............      16,326         9,295     4,374,149        16,165
  Net transfers..........     161,664       224,575    (2,888,312 )     256,828
  Surrenders.............      (4,558)       (6,421)      (61,718 )      (2,671)
  Cost of insurance......      (4,584)       (1,028)      (55,698 )        (811)
                           -----------   -----------   -----------  -------------
  Net increase in net
    assets resulting from
    unit transactions....     168,848       226,421     1,368,421       269,511
                           -----------   -----------   -----------  -------------
  Total increase in net
    assets...............     182,361       231,081     1,390,818       278,162
NET ASSETS:
  Beginning of period....  $   64,588    $    1,067    $   47,514      $ 20,029
                           -----------   -----------   -----------  -------------
  End of period..........  $  246,949    $  232,148    $1,438,332      $298,191
                           -----------   -----------   -----------  -------------
                           -----------   -----------   -----------  -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment
    income...............       $     96           $   141       $      439         $    160          $    435
  Capital gains income...         30,576           --                12,992           17,744             8,141
  Net realized gain
    (loss) on security
    transactions.........            (16)             (122)           1,387               16               (23)
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         25,721             1,531           93,579           26,875            15,618
                                --------           -------       -----------        --------        ------------
  Net increase in net
    assets resulting from
    operations...........         56,377             1,550          108,397           44,795            24,171
                                --------           -------       -----------        --------        ------------
UNIT TRANSACTIONS:
  Purchases..............        119,299             4,506          139,131           55,967            56,660
  Net transfers..........        572,200           (53,039)         697,376          251,757           574,851
  Surrenders.............        (16,912)             (656)         (18,715)          (7,487)          (10,156)
  Cost of insurance......        (12,225)           (3,090)         (11,994)         (11,548)           (9,904)
                                --------           -------       -----------        --------        ------------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        662,362           (52,279)         805,798          288,689           611,451
                                --------           -------       -----------        --------        ------------
  Total increase
    (decrease) in net
    assets...............        718,739           (50,729)         914,195          333,484           635,622
NET ASSETS:
  Beginning of period....       $259,778           $77,118       $  375,230         $147,247          $122,526
                                --------           -------       -----------        --------        ------------
  End of period..........       $978,517           $26,389       $1,289,425         $480,731          $758,148
                                --------           -------       -----------        --------        ------------
                                --------           -------       -----------        --------        ------------

                                CAPTIAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------
OPERATIONS:
  Net investment
    income...............       $    817           $ 2,894       $    3,998         $  1,213          $  1,121
  Capital gains income...            385           --                   574            2,408                30
  Net realized gain
    (loss) on security
    transactions.........          2,118                25              911            1,535                12
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........         (1,824)           (1,118)           4,041           (9,304)            3,930
                                --------           -------       -----------        --------        ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........          1,496             1,801            9,524           (4,148)            5,093
                                --------           -------       -----------        --------        ------------
UNIT TRANSACTIONS:
  Purchases..............         16,079             1,604           28,684           16,294            11,377
  Net transfers..........        253,669            76,343          352,567          125,494           109,235
  Surrenders.............         (7,630)             (883)          (9,226)          (6,183)           (2,933)
  Cost of insurance......         (4,880)           (2,772)          (7,390)          (4,631)           (1,314)
                                --------           -------       -----------        --------        ------------
  Net increase in net
    assets resulting from
    unit transactions....        257,238            74,292          364,635          130,974           116,365
                                --------           -------       -----------        --------        ------------
  Total increase in net
    assets...............        258,734            76,093          374,159          126,826           121,458
NET ASSETS:
  Beginning of period....       $  1,044           $ 1,025       $    1,071         $ 20,421          $  1,068
                                --------           -------       -----------        --------        ------------
  End of period..........       $259,778           $77,118       $  375,230         $147,247          $122,526
                                --------           -------       -----------        --------        ------------
                                --------           -------       -----------        --------        ------------

                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment
    income...............       $  1,864          $    540           $  5,839
  Capital gains income...          6,635             1,592             17,517
  Net realized gain
    (loss) on security
    transactions.........             97               (18)                27
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........          7,161             4,657             (5,636)
                                --------        -------------        --------
  Net increase in net
    assets resulting from
    operations...........         15,757             6,771             17,747
                                --------        -------------        --------
UNIT TRANSACTIONS:
  Purchases..............         31,662            17,816              3,427
  Net transfers..........        271,222           110,422             26,726
  Surrenders.............         (6,915)           (2,592)            (4,169)
  Cost of insurance......         (2,998)           (3,791)            (1,501)
                                --------        -------------        --------
  Net increase (decrease)
    in net assets
    resulting from unit
    transactions.........        292,971           121,855             24,483
                                --------        -------------        --------
  Total increase
    (decrease) in net
    assets...............        308,728           128,626             42,230
NET ASSETS:
  Beginning of period....       $ 58,996          $ 21,472           $177,277
                                --------        -------------        --------
  End of period..........       $367,724          $150,098           $219,507
                                --------        -------------        --------
                                --------        -------------        --------
                              FIDELITY VIP      FIDELITY VIP     FIDELITY VIP II
                             EQUITY-INCOME        OVERSEAS        ASSET MANAGER
                               PORTFOLIO          PORTFOLIO         PORTFOLIO
                              SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT
                           ------------------   -------------   ------------------
OPERATIONS:
  Net investment
    income...............       $     18          $     38           $     37
  Capital gains income...             91               150                 92
  Net realized gain
    (loss) on security
    transactions.........            782                (6)          --
  Net unrealized
    appreciation
    (depreciation) of
    investments during
    the period...........          4,077              (679)             1,822
                                --------        -------------        --------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........          4,968              (497)             1,951
                                --------        -------------        --------
UNIT TRANSACTIONS:
  Purchases..............          2,252             1,594             10,283
  Net transfers..........         54,175            22,728            165,107
  Surrenders.............         (2,747)           (1,120)              (735)
  Cost of insurance......           (708)           (2,277)              (379)
                                --------        -------------        --------
  Net increase in net
    assets resulting from
    unit transactions....         52,972            20,925            174,276
                                --------        -------------        --------
  Total increase in net
    assets...............         57,940            20,428            176,227
NET ASSETS:
  Beginning of period....       $  1,056          $  1,044           $  1,050
                                --------        -------------        --------
  End of period..........       $ 58,996          $ 21,472           $177,277
                                --------        -------------        --------
                                --------        -------------        --------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 Separate Account Variable Life Two
--------------------------------------------------------------------------------

 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Separate Account Variable Life Two (the Account) is a separate investment account with Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of twenty two sub-accounts. These financial statements include twelve sub-accounts which invest solely in the Hartford and Fidelity Mutual Funds (the Funds). The other ten sub-accounts, which invest in the Putnam VT Funds, are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION--The investment in shares of the funds are valued at the closing net asset value per share as determined by the appropriate Fund as of June 30, 1998.

    c) FEDERAL INCOME TAXES--The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 ASSET-BACKED SECURITIES -- 3.8%
              Capital Lease Funding Securitization, Series
              1997-CTL1, Class A1
 $ 7,039,221     7.42% due 06/22/24.............................  $  7,254,797
              Chemical Master Credit Card Trust, Series 96-1,
              Class A
  11,400,000     5.55% due 09/15/03.............................    11,348,358
              Oakwood Mortgage Investors, Inc. Series 94-A,
              Class B1
   1,465,871     8.40% due 02/15/15.............................     1,493,371
              PG & E 97-1 A6
   3,600,000     6.32% due 09/25/05.............................     3,662,964
              Sce Funding LLC Series 1997-1 A3
   3,250,000     6.17% due 03/25/03.............................     3,279,575
                                                                  ------------
              Total asset-backed securities.....................  $ 27,039,065
                                                                  ------------
                                                                  ------------
 CORPORATE BONDS & NOTES -- 51.6%
              CHEMICALS -- 1.0%
              du Pont (E.I.) Nemours & Co.
   5,700,000     6.75% due 09/01/07.............................     5,957,816
              Terra Industries, Inc.
   1,225,000    10.50% due 06/15/05.............................     1,319,937
                                                                  ------------
                                                                     7,277,753
                                                                  ------------
              COLLEGES AND UNIVERSITIES -- 1.5%
              Massachusetts Institute of Technology
   5,500,000     7.25% due 11/02/96.............................     6,367,377
              Yale University
   3,500,000     7.37% due 04/15/96.............................     4,154,454
                                                                  ------------
                                                                    10,521,831
                                                                  ------------
              COMMUNICATIONS EQUIPMENT -- 0.7%
              Comcast Cellular
   4,575,000     9.50% due 05/01/07.............................     4,769,437
                                                                  ------------
              CONSUMER DURABLES -- 0.9%
              Fred Meyer, Inc.
   6,000,000     7.37% due 03/01/05.............................     6,046,716
                                                                  ------------
              ENERGY & SERVICES -- 1.5%
              Tenneco, Inc.
   6,850,000     8.20% due 01/15/99.............................     7,037,806
              Union Oil Co. of California
   2,500,000     9.38% due 02/15/11.............................     3,171,372
                                                                  ------------
                                                                    10,209,178
                                                                  ------------
              FINANCIAL SERVICES -- 14.3%
              Abbey National First Capital (Yankee)
  12,545,000     8.20% due 10/15/04.............................    13,843,959
              Ahmanson (H.F.) & Co.
   5,500,000     6.35% due 09/01/98.............................     5,508,497
              Allstate Corp.
   1,765,000     6.75% due 05/15/18.............................     1,809,808
              Amvescap PLC
   7,500,000     6.60% due 05/15/05.............................     7,579,402
              BellSouth Capital Funding
   7,500,000     7.12% due 07/15/97.............................     8,301,787
              Buckeye Cellulos
     300,000     8.50% due 02/15/05.............................       306,000
              Chase Manhattan Corp.
   3,000,000     7.75% due 11/01/99.............................     3,071,073
              Dime Bancorp, Inc. Senior Notes
   3,000,000    10.50% due 01/15/05.............................     3,180,000
              Duke Realty LP
   5,000,000     7.25% due 09/22/02.............................     5,174,330

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              FINANCIAL SERVICES -- (CONTINUED)
              Equity Residential
 $ 3,700,000     7.12% due 10/15/17.............................  $  3,743,704
              General Motors Acceptance Corp.
   4,000,000     5.87% due 01/12/99.............................     3,999,088
              General Motors Acceptance Corp.
   5,500,000     6.88% due 07/15/01.............................     5,634,634
              General Motors Acceptance Corp.
   1,000,000     6.66% due 01/17/03.............................     1,018,020
              Landeskreditbank Baden-Wuerttemberg
   7,900,000     7.62% due 02/01/23.............................     9,276,551
              Lehman Brothers, Inc.
   3,000,000    10.00% due 05/15/99.............................     3,096,729
              Lehman Brothers, Inc.
   2,850,000     8.87% due 03/01/02.............................     3,094,232
              Massachusetts Mutual Life Insurance Co.*
  11,750,000     7.62% due 11/15/23.............................    13,300,776
              Phoenix Home Life Insurance Co.*
   2,750,000     6.95% due 12/01/06.............................     2,843,599
              Swiss Bank Corporation-NY
   1,000,000     7.37% due 06/15/17.............................     1,110,368
              Trenwick Group
   4,300,000     6.70% due 04/01/03.............................     4,340,054
              Westinghouse Credit Corp.
   3,000,000     8.87% due 06/14/14.............................     3,382,653
                                                                  ------------
                                                                   100,544,191
                                                                  ------------
              FOOD, BEVERAGE & TOBACCO -- 1.4%
              Ralcorp Holdings
   7,400,000     8.75% due 09/15/04.............................     8,427,371
              RJR Nabisco, Inc.
   1,350,000     8.50% due 07/01/07.............................     1,354,591
                                                                  ------------
                                                                     9,781,962
                                                                  ------------
              HEALTH CARE -- 1.2%
              Columbia Healthcare
   1,675,000     7.50% due 02/15/23.............................     1,582,203
              Columbia/HCA Healthcare
   2,250,000     7.50% due 11/15/95.............................     2,086,931
              Tenet Healthcare Corp.
   4,600,000     8.13% due 12/01/08.............................     4,628,750
                                                                  ------------
                                                                     8,297,884
                                                                  ------------
              HOTELS & GAMING -- 0.2%
              Boyd Gaming Corporation
   1,600,000     9.50% due 07/15/07.............................     1,640,000
                                                                  ------------
              INDUSTRIAL -- 4.5%
              American Standard Companies
   4,050,000     7.37% due 04/15/05.............................     4,035,792
              American Standard Companies
   4,600,000     7.37% due 02/01/08.............................     4,502,250
              Borden Chemical
     500,000     9.50% due 05/01/05.............................       500,000
              Domtar, Inc.
   2,550,000     9.50% due 08/01/16.............................     2,833,567
              Jones Intercable, Inc.
   2,000,000     7.62% due 04/15/08.............................     2,020,000
              Loewen Group International, Inc.
   3,900,000     8.25% due 10/15/03.............................     4,050,501
              Newport News Shipbuilding, Inc.
   2,000,000     8.62% due 12/01/06.............................     2,105,000
              Owens-Illinois, Inc.
   1,000,000     8.10% due 05/15/07.............................     1,067,844

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              INDUSTRIAL -- (CONTINUED)
              Placer Dome, Inc.
 $ 6,200,000     7.12% due 06/15/07.............................  $  6,275,088
              U.S. Home Group
   1,390,000     7.95% due 03/01/01.............................     1,418,917
              US Home Corp.
   2,800,000     8.25% due 08/15/04.............................     2,828,000
                                                                  ------------
                                                                    31,636,959
                                                                  ------------
              INDUSTRIAL MATERIALS -- 0.1%
              Tesoro Petroleum Corp.
   1,000,000     9.00% due 07/01/08.............................     1,000,000
                                                                  ------------
              MEDIA & SERVICES -- 3.2%
              Continental Cablevision, Inc.
   1,000,000     9.50% due 08/01/13.............................     1,190,831
              Hollinger Intl Publishing
   1,400,000     8.62% due 03/15/06.............................     1,463,000
              News America Holdings, Inc.
   6,500,000     7.70% due 10/30/25.............................     6,969,072
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
              Rogers Cablesystems
   2,995,000     9.63% due 08/01/02.............................     3,197,162
              Time Warner Entertainment
   3,019,000     8.87% due 10/01/12.............................     3,676,366
              Turner Broadcasting
   5,900,000     7.40% due 02/01/04.............................     6,165,151
                                                                  ------------
                                                                    22,661,582
                                                                  ------------
              RETAIL -- 3.9%
              Kmart Corp.
     750,000     7.75% due 10/01/12.............................       756,948
              Kmart Corp.
   5,000,000     8.96% due 02/10/19.............................     5,209,525
              Kmart Corp.
   4,000,000    12.50% due 03/01/05.............................     5,005,472
              Kroger Co.
   6,500,000     7.00% due 05/01/18.............................     6,665,041
              Stop & Shop Companies, Inc.
   8,585,000     9.75% due 02/01/02.............................     9,578,318
                                                                  ------------
                                                                    27,215,304
                                                                  ------------
              TRANSPORTATION -- 6.4%
              Continental Airlines
   4,430,000     9.50% due 02/15/01.............................     4,706,875
              Continental Airlines*
  13,874,192     7.46% due 04/01/13.............................    15,011,043
              CSX Corp.
   4,000,000     7.25% due 05/01/04.............................     4,191,124
              Interpool, Inc.
   1,100,000     7.35% due 08/01/07.............................     1,108,505
              Northwest Airlines Trust, Series 2
   2,376,001    11.30% due 06/21/14.............................     3,137,652
              U.S. Air Inc., Series Class A
   4,697,951     6.76% due 04/15/08.............................     4,867,547
              United Air Lines
   8,900,000     9.75% due 08/16/21.............................    11,886,136
                                                                  ------------
                                                                    44,908,882
                                                                  ------------
              TELECOMMUNICATIONS -- 2.5%
              Lenfest Communications
   1,000,000     8.38% due 11/01/05.............................     1,062,500
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 CORPORATE BONDS & NOTES -- (CONTINUED)
              TELECOMMUNICATIONS -- (CONTINUED)
              Rogers Cantel, Inc.
 $ 1,350,000     8.30% due 10/01/07.............................  $  1,323,000
              Rogers Cantel, Inc.
   1,150,000     9.38% due 06/01/08.............................     1,193,125
              Rogers Cantel, Inc.
   1,650,000     9.75% due 06/01/16.............................     1,724,250
              TCI Communications, Inc.
   3,500,000     7.88% due 08/01/13.............................     4,040,281
              Tele-Communications
     836,000     9.25% due 01/15/23.............................       961,241
              Tele-Communications, Inc.
   7,000,000     6.58% due 02/15/05.............................     7,629,174
                                                                  ------------
                                                                    17,933,571
                                                                  ------------
              UTILITIES -- 7.9%
              Bell Telephone Co. of Pennsylvania
   3,000,000     8.35% due 02/15/30.............................     3,800,055
              Calpine Corporation
   1,400,000     7.88% due 04/01/08.............................     1,396,500
              Chesapeake & Potomac Telephone Co.
   1,500,000     8.30% due 08/01/31.............................     1,907,694
              Cleveland Electric Illuminating Co.
   1,750,000     7.13% due 07/01/07.............................     1,855,260
              El Paso Electric Co. --
   4,500,000     8.90% due 02/01/06.............................     5,017,500
              El Paso Electric Co.
   1,200,000     9.40% due 05/01/11.............................     1,368,000
              Long Island Lighting Co.
   1,735,000     8.90% due 07/15/19.............................     1,840,137
              Niagara Mohawk Power
   6,850,000     7.25% due 10/01/02.............................     6,841,437
              Niagara Mohawk Power
   1,100,000     7.76% due 10/01/08.............................     1,128,875
              Pacificorp
   3,100,000     6.12% due 01/15/08.............................     3,089,494
              Pacificorp
  13,150,000     6.38% due 05/15/08.............................    13,226,611
              Public Service El-IBC
   4,000,000     7.00% due 09/01/24.............................     4,132,384
              Public Service El-MBIA
   7,000,000     6.75% due 01/01/16.............................     7,275,674
              Public Service El-MBIA
   1,400,000     6.75% due 01/01/16.............................     1,455,134
              WorldCom, Inc.
   1,100,000     8.87% due 01/15/06.............................     1,190,750
                                                                  ------------
                                                                    55,525,505
                                                                  ------------
              Total corporate bonds & notes.....................  $363,041,828
                                                                  ------------
                                                                  ------------
 FOREIGN BONDS -- 5.2%
              FOREIGN CORPORATIONS -- 1.2%
              Bayerische Landesbank (NY)
   7,000,000     6.20% due 02/09/06.............................  $  7,011,354
              Gulf Canada Resources
   1,000,000     8.25% due 03/15/17.............................     1,101,929
                                                                  ------------
                                                                     8,113,283
                                                                  ------------
              FOREIGN GOVERNMENTS -- 4.0%
              Ministry Finance Russia
   6,750,000    10.00% due 06/26/07.............................     5,113,125
              Republic of Argentina
   2,875,000     5.50% due 03/31/23.............................     2,140,078

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 FOREIGN BONDS -- (CONTINUED)
              FOREIGN GOVERNMENTS -- (CONTINUED)
              Republic of Colombia
 $ 1,650,000     7.62% due 02/15/07.............................  $  1,480,378
              Republic of Korea
   1,625,000     8.87% due 04/15/08.............................     1,485,859
              Republic of Panama
  11,600,000     8.87% due 09/30/27.............................    10,940,250
              Republic of Venezuela Discount Series A
   2,000,000     6.75% due 03/31/20.............................     1,720,000
              Republic of Venezuela Unsecured
   7,150,000     9.25% due 09/15/27.............................     5,545,718
                                                                  ------------
                                                                    28,425,408
                                                                  ------------
              Total foreign bonds...............................  $ 36,538,691
                                                                  ------------
                                                                  ------------
   SHARES
 -----------
 PREFERRED STOCKS -- 0.5%
              FINANCIAL SERVICES
     156,000  Coastal Corporation (The).........................  $  3,861,000
                                                                  ------------
                                                                  ------------
  PRINCIPAL
   AMOUNT
 -----------
 U.S. TREASURIES & FEDERAL AGENCIES -- 32.2%
              U.S. TREASURY BONDS -- 10.2%
 $ 6,495,000     6.38% due 08/15/27.............................  $  7,134,354
   4,380,000     6.50% due 11/15/26.............................     4,864,537
  20,805,000     6.63% due 02/15/27.............................    23,503,158
   5,433,074     6.88% due 08/15/26.............................     5,433,074
   4,530,000     7.50% due 11/15/16.............................     5,438,831
  10,600,000     7.63% due 02/15/25.............................    13,346,067
   3,900,000     8.13% due 08/15/19.............................     5,033,437
   5,100,000     8.75% due 05/15/17.............................     6,869,062
                                                                  ------------
                                                                    71,622,520
                                                                  ------------
              U.S. TREASURY INFLATION-INDEXED SECURITIES -- 3.9%
   6,168,641     3.38% due 01/15/07.............................     6,129,151
  21,699,909     3.63% due 7/15/02 - 04/15/28...................    21,550,952
                                                                  ------------
                                                                    27,680,103
                                                                  ------------
              U.S. TREASURY NOTES -- 7.4%
   9,700,000     5.50% due 11/15/98.............................     9,703,036
   3,400,000     5.63% due 12/31/99 - 05/15/08..................     3,424,984
   7,660,000     5.88% due 08/15/98 - 11/15/05..................     7,747,756
  12,900,000     6.13% due 08/31/98 - 11/15/27..................    12,986,438
   7,000,000     6.25% due 07/31/98 - 11/15/27..................     7,094,441
   4,190,000     6.50% due 08/15/05 - 10/15/06..................     4,447,942
     692,000     6.75% due 08/15/26.............................       792,340
   3,280,000     6.88% due 08/31/99 - 05/15/06..................     3,545,837
     370,000     7.25% due 05/15/04.............................       401,450
   1,500,000     7.50% due 10/31/99 - 11/15/24..................     1,838,907
                                                                  ------------
                                                                    51,983,131
                                                                  ------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 9.7%
   4,000,000     5.25% due 01/15/03.............................     3,939,680
  55,444,615     6.00% due 07/01/12 - 06/01/28..................    54,790,842
  PRINCIPAL                                                          MARKET
   AMOUNT                                                            VALUE
 -----------                                                      ------------
 U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION --
              (CONTINUED)

 $ 2,925,887     6.48% due 12/01/05.............................  $  2,997,395
   6,466,709     6.50% due 10/01/12 - 07/25/28..................     6,482,175
                                                                  ------------
                                                                    68,210,092
                                                                  ------------
              U.S. GOVERNMENT AGENCIES -- 1.0%
              Israel AID (State of)
   7,200,000     4.88% due 09/15/98.............................     7,184,800
                                                                  ------------
              Total U.S. treasuries & federal agencies..........  $226,680,646
                                                                  ------------
                                                                  ------------
 SHORT-TERM SECURITIES -- 5.1%
              REPURCHASE AGREEMENT
  36,197,000    Interest in $131,291,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.90%, to be repurchased at $36,202,932 on
                07/01/98; (collateralized by $131,291,000 U.S.
                Treasury Bonds 6.5% due 11/15/26)...............  $ 36,197,000
                                                                  ------------
                                                                  ------------

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $26,307,494).......    3.8%  $ 27,039,065
Total corporate bonds & notes (cost $347,478,382)......   51.6    363,041,828
Total foreign bonds (cost $38,902,803).................    5.2     36,538,691
Total preferred stocks (cost $3,900,000)...............    0.5      3,861,000
Total U.S. treasuries & federal agencies (cost
  $222,432,120)........................................   32.2    226,680,646
Total short-term securities (cost $36,197,000).........    5.1     36,197,000
                                                         -----   ------------
Total investment in securities
  (total cost $675,217,799)............................   98.4    693,358,230
Excess of cash, receivables and other assets over
  liabilities..........................................    1.6     10,287,792
                                                         -----   ------------
Net assets.............................................  100.0%  $703,646,022
                                                         -----   ------------
                                                         -----   ------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,500,000,000 shares
  authorized; 644,475,161 shares outstanding..................   $ 64,447,516
Capital surplus...............................................    597,887,088
Accumulated undistributed net investment income...............     18,601,995
Accumulated undistributed net realized gain on investments....
                                                                    4,568,992
Unrealized appreciation of investments........................     18,140,431
                                                                 ------------
Net assets....................................................   $703,646,022
                                                                 ------------
                                                                 ------------

Class IA
Net asset value per share ($702,486,673  DIVIDED BY
  643,340,701 shares outstanding)......................  $1.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,159,349  DIVIDED BY
  1,134,460 shares outstanding)........................  $1.02
                                                         -----
                                                         -----

* Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $31,155,418 or 4% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- 93.8%
               COMMUNICATIONS EQUIPMENT -- 4.0%
     *225,000  Ciena Corporation.................................  $   15,665,625
   *1,275,000  Cisco Systems, Inc................................     117,379,687
    1,000,000  Ericsson (L.M.) Telephone ADR.....................      28,625,000
    1,000,000  Lucent Technologies, Inc..........................      83,187,500
                                                                   --------------
                                                                      244,857,812
                                                                   --------------
               COMPUTERS & OFFICE
               EQUIPMENT -- 4.8%
    1,150,000  Compaq Computer Corporation.......................      32,631,250
   *1,518,600  EMC Corporation...................................      68,052,267
      800,000  International Business Machines Corporation.......      91,850,000
    1,050,000  Xerox Corporation.................................     106,706,250
                                                                   --------------
                                                                      299,239,767
                                                                   --------------
               CONSUMER NON-DURABLES -- 6.0%
      795,000  Colgate Palmolive Company.........................      69,960,000
      450,000  Estee Lauder Companies Class A....................      31,359,375
    1,450,000  Gillette Company (The)............................      82,196,875
    1,445,000  Kimberly-Clark Corporation........................      66,289,375
    1,300,000  Proctor & Gamble Company (The)....................     118,381,250
                                                                   --------------
                                                                      368,186,875
                                                                   --------------
               CONSUMER SERVICES -- 2.0%
     *374,548  Autotote Corp. (Unregistered Shares)..............         646,095
      700,000  Eastman Kodak Company.............................      51,143,750
   *2,020,000  Mirage Resorts, Inc...............................      43,051,250
      694,900  ServiceMaster Company (The).......................      26,449,631
                                                                   --------------
                                                                      121,290,726
                                                                   --------------
               ELECTRONICS -- 6.3%
     *550,000  Altera Corporation................................      16,259,375
     *935,000  Analog Devices, Inc...............................      22,965,937
     *400,000  Applied Materials, Inc............................      11,800,000
    2,800,000  General Electric Company..........................     254,800,000
    1,120,000  Intel Corporation.................................      83,020,000
                                                                   --------------
                                                                      388,845,312
                                                                   --------------
               ENERGY & SERVICES -- 4.5%
      575,000  Chevron Corporation...............................      47,760,937
      800,000  Exxon Corporation.................................      57,050,000
    1,600,000  Royal Dutch Petroleum Co. ADR.....................      87,700,000
    1,250,000  Schlumberger Ltd. N.V.............................      85,390,625
                                                                   --------------
                                                                      277,901,562
                                                                   --------------
               FINANCIAL SERVICES -- 19.1%
      720,000  Ace Ltd...........................................      28,080,000
    1,000,000  American Express Co...............................     114,000,000
      700,000  American International Group, Inc.................     102,200,000
    1,050,000  Associates First Capital Corporation..............      80,718,750
      700,000  BankAmerica Corporation...........................      60,506,250
      800,000  Citicorp..........................................     119,400,000
      300,000  Federal National Mortgage Association.............      18,225,000
    1,000,000  First Union Corporation...........................      58,250,000
    1,950,000  Marsh & McLennan Companies, Inc...................     117,853,125
      138,200  Mellon Bank Corporation...........................       9,622,175
    1,660,000  Merrill Lynch & Co., Inc..........................     152,212,500

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
               FINANCIAL SERVICES -- (CONTINUED)
      375,000  NationsBank Corporation...........................  $   28,687,500
    1,250,000  State Street Corporation..........................      86,875,000
    2,280,000  Travelers Group, Inc..............................     138,225,000
    1,500,000  U.S. Bancorp......................................      64,500,000
                                                                   --------------
                                                                    1,179,355,300
                                                                   --------------
               FOOD, BEVERAGE & TOBACCO -- 3.7%
    1,100,000  Coca-Cola Company (The)...........................      94,050,000
      750,000  Nabisco Holdings Corporation......................      27,046,875
    1,150,000  PepsiCo, Inc......................................      47,365,625
      750,000  Unilever N.V.-New York Shares.....................      59,203,125
                                                                   --------------
                                                                      227,665,625
                                                                   --------------
               HEALTH CARE -- 13.6%
    2,240,000  Abbott Laboratories...............................      91,560,000
    2,100,000  American Home Products Corporation and
                 Subsidiaries....................................     108,675,000
    2,600,000  Columbia/HCA Healthcare Corporation...............      75,725,000
    1,200,000  Johnson & Johnson.................................      88,500,000
      920,000  Merck & Co., Inc..................................     123,050,000
      900,000  Pfizer, Inc.......................................      97,818,750
    1,800,000  Pharmacia & Upjohn, Inc...........................      83,025,000
    1,050,000  Service Corporation International.................      45,018,750
      700,000  SmithKline Beecham PLC ADR........................      42,350,000
     *655,000  Tenet Healthcare Corporation......................      20,468,750
      960,000  Warner-Lambert Company............................      66,600,000
                                                                   --------------
                                                                      842,791,250
                                                                   --------------
               INDUSTRIAL MATERIALS -- 0.2%
      406,100  Santa Fe International Corporation................      12,284,525
                                                                   --------------
               MANUFACTURING -- 0.9%
      850,000  Perkin-Elmer Corporation (The)....................      52,859,375
                                                                   --------------
               MEDIA & SERVICES -- 5.2%
     *650,000  Airtouch Communications, Inc......................      37,984,375
     *850,000  CBS Corporation...................................      26,987,500
     *358,700  Clear Channel Communications, Inc.................      39,143,137
    2,038,900  Gannett Co., Inc..................................     144,889,331
      700,000  Walt Disney Company (The).........................      73,543,750
                                                                   --------------
                                                                      322,548,093
                                                                   --------------
               REAL ESTATE -- 0.1%
       *6,150  Security Capital Group, Incorporated..............       8,179,500
                                                                   --------------
               RETAIL -- 9.2%
    2,046,000  CVS Corporation...................................      79,666,125
      850,000  Gap, Inc..........................................      52,381,250
    1,252,500  Home Depot, Inc. (The)............................     104,035,781
    1,675,000  McDonald's Corporation............................     115,575,000
     *640,000  Staples, Inc......................................      18,520,000
    3,000,000  Wal-Mart Stores, Inc..............................     182,250,000
      450,000  Walgreen Co.......................................      18,590,625
                                                                   --------------
                                                                      571,018,781
                                                                   --------------
               SOFTWARE & SERVICES -- 6.5%
     *300,000  America Online, Inc...............................      31,800,000
     *915,500  Automatic Data Processing, Inc....................      66,717,062

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                       MARKET
    SHARES                                                             VALUE
 ------------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
               SOFTWARE & SERVICES -- (CONTINUED)
      800,000  Computer Sciences Corporation.....................  $   51,200,000
    1,400,000  First Data Corporation............................      46,637,500
   *1,600,000  Microsoft Corporation.............................     173,400,000
     *650,000  PeopleSoft, Inc...................................      30,550,000
                                                                   --------------
                                                                      400,304,562
                                                                   --------------
               TRANSPORTATION -- 1.8%
    2,250,000  Southwest Airlines Co.............................      66,656,250
    1,050,000  Union Pacific Corp................................      46,331,250
                                                                   --------------
                                                                      112,987,500
                                                                   --------------
               UTILITIES -- 5.9%
      300,000  Ameritech Corporation.............................      13,462,500
    2,000,000  Bell Atlantic Corporation.........................      91,250,000
      600,000  Duke Energy Corporation...........................      35,550,000
      500,000  MCI Communications Corporation....................      29,062,500
    3,000,000  SBC Communications, Inc...........................     120,000,000
   *1,500,000  WorldCom, Inc.....................................      72,656,250
                                                                   --------------
                                                                      361,981,250
                                                                   --------------
               Total common stocks...............................  $5,792,297,815
                                                                   --------------
                                                                   --------------
  PRINCIPAL
    AMOUNT
 ------------
 SHORT TERM SECURITIES -- 5.8%
               REPURCHASE AGREEMENT
 $358,629,000    Interest in $1,111,215,000 joint repurchase
                 agreement with State Street Bank dated 06/30/98
                 at 5.80%, to be repurchased at $358,686,779 on
                 07/01/98; (Collateralized by $421,318,000 U.S.
                 Treasury Notes 5.75%-7.825% due
                 05/15/99-11/15/04, $563,474,000 U.S. Treasury
                 Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                 121,000,000 U.S. Treasury Strips (principal) 0%
                 due 08/15/04-08/15/07 and 5,423,000 U.S.
                 Treasury Bills 0% due 08/13/98).................  $  358,629,000
                                                                   --------------
                                                                   --------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,565,285,159)..............    93.8%     $ 5,792,297,815
 Total short-term securities (cost $358,629,000)........     5.8          358,629,000
                                                          ------      ---------------
 Total investment in securities
   (total cost $3,923,914,159)..........................    99.6        6,150,926,815
 Excess of cash, receivables and other assets over
   liabilities..........................................     0.4           24,049,188
                                                          ------      ---------------
 Net assets.............................................   100.0%     $ 6,174,976,003
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,029,069,147 shares outstanding.................      $   102,906,915
 Capital surplus................................................        3,564,367,242
 Accumulated undistributed net investment income................           24,792,296
 Accumulated undistributed net realized gain on investments.....
                                                                          255,896,894
 Unrealized appreciation of investments.........................        2,227,012,656
                                                                      ---------------
 Net assets.....................................................      $ 6,174,976,003
                                                                      ---------------
                                                                      ---------------

Class IA
Net asset value per share ($6,172,891,347  DIVIDED BY
  1,027,075,607 shares outstanding)....................  $6.01
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,084,656  DIVIDED BY
  1,993,540 shares outstanding)........................  $1.05
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 COMMERCIAL PAPER -- 63.5%
              Allergan Inc.
 $10,000,000    5.56% due 08/04/98...................................  $   9,947,488
              Allergan Inc.
  10,000,000    5.55% due 07/28/98...................................      9,958,375
              American Home Products
  10,000,000    5.48% due 07/14/98...................................      9,980,211
              Aristar, Inc.
  10,000,000    5.60% due 07/10/98...................................      9,986,000
              Associates Corp. of North America
  10,000,000    5.49% due 08/24/98...................................      9,917,650
              Bankers Trust New York
  10,000,000    5.55% due 10/26/98...................................      9,819,625
              Bankers Trust New York
  10,000,000    5.5% due 09/28/98....................................      9,864,027
              Countrywide Home Loans
  10,000,000    5.54% due 09/01/98...................................      9,904,675
              Countrywide Home Loans
  10,000,000    5.54% due 07/21/98...................................      9,969,222
              Daimler Benz N.A.
  10,000,000    5.48% due 07/13/98...................................      9,981,733
              Daimler Benz N.A.
  10,000,000    5.52% due 08/24/98...................................      9,917,200
              Eaton Corp.
  10,000,000    5.49% due 01/12/98...................................      9,795,650
              Eaton Corp.
  10,000,000    5.49% due 11/03/98...................................      9,809,201
              Finova Capital Corp.
  10,000,000    5.53% due 09/08/98...................................      9,894,008
              Finova Capital Corp.
  10,000,000    5.55% due 07/09/98...................................      9,987,666
              Ford Motor Credit
  15,000,000    5.48% due 07/27/98...................................     14,940,633
              General Electric Capital
  10,000,000    5.46% due 09/09/98...................................      9,893,833
              General Signal Corp.
   9,750,000    5.60% due 07/21/98...................................      9,719,666
              GTE Corporation
  10,000,000    5.55% due 07/07/98...................................      9,990,750
              J.P. Morgan & Co.
   5,000,000    5.50% due 09/14/98...................................      4,942,708
              J.P. Morgan & Co.
  15,000,000    5.50% due 10/19/98...................................     14,747,916
              Monsanto Co.
  10,000,000    5.50% due 10/26/98...................................      9,821,250
              Morgan Stanley
  10,000,000    5.50% due 08/31/98...................................      9,906,805
              National Rural Utilities
  10,000,000    5.50% due 09/14/98...................................      9,885,416
              National Rural Utilities
  10,000,000    5.51% due 08/05/98...................................      9,946,430
              Nationwide Building Society
  10,000,000    5.51% due 08/17/98...................................      9,928,063
              Nationwide Building Society
  10,000,000    5.50% due 10/13/98...................................      9,841,111
              Nordbanken North America
  10,000,000    5.50% due 10/05/98...................................      9,853,333
              Procter & Gamble Co.
  10,000,000    5.50% due 09/14/98...................................      9,885,416

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
              Salomon Smith Barney, Inc.
 $10,000,000    5.51% due 08/31/98...................................  $   9,906,658
              Salomon Smith Barney, Inc.
  10,000,000    5.51% due 08/03/98...................................      9,949,491
              Sherwin-Williams Co.
   5,000,000    5.51% due 08/10/98...................................      4,969,388
              Sherwin-Williams Co.
   4,200,000    5.55% due 09/22/98...................................      4,146,257
              Southland Corp.
   4,000,000    5.53% due 08/11/98...................................      3,974,807
              Southland Corp.
   1,298,000    5.49% due 09/09/98...................................      1,284,143
              Southland Corp.
   9,727,000    5.49% due 09/08/98...................................      9,624,647
              Southland Corp.
   5,000,000    5.54% due 08/11/98...................................      4,968,452
              Spintab
  10,000,000    5.56% due 01/18/98...................................      9,783,777
              Svenska Handelsbanken, Inc.
  10,000,000    5.44% due 09/22/98...................................      9,874,577
              Svenska Handelsbanken, Inc.
  10,000,000    5.43% due 09/21/98...................................      9,876,316
              Westpac Capital Corp.
  10,000,000    5.51% due 08/24/98...................................      9,917,425
              Westpac Capital Corp.
  10,000,000    5.50% due 08/17/98...................................      9,928,194
              Wood Street Funding Corp.
  10,000,000    5.50% due 07/09/98...................................      9,987,777
              Zeneca Inc.
  10,000,000    5.48% due 07/15/98...................................      9,978,688
                                                                       -------------
              Total commercial paper.................................  $ 410,206,658
                                                                       -------------
                                                                       -------------
 CORPORATE NOTES -- 30.5%
              Bear Stearns Companies, Inc.
  15,000,000    5.67% due 10/15/98...................................  $  15,000,000
              Caterpillar Financial Services
  10,000,000    6.58% due 10/19/98...................................     10,007,908
              First USA Bank
   4,250,000    5.89% due 10/22/98...................................      4,255,257
              First USA Bank
  15,000,000    5.83% due 10/09/98...................................     15,014,486
              General Motors Acceptance Corp.
   5,000,000    6.06% due 08/03/98...................................      5,000,985
              Goldman Sachs Group
  20,000,000    5.63% due 03/26/99...................................     20,000,000
              Honda Motor Corp Mtn
  20,000,000    5.62% due 04/08/99...................................     19,996,448
              John Deere
  20,000,000    5.49% due 02/09/99...................................     19,992,668
              Lehman Brothers Holdings, Inc.
   4,000,000    8.87% due 11/01/99...................................      4,035,948
              Lehman Brothers Holdings, Inc.
  15,250,000    5.92% due 01/13/99...................................     15,250,000
              Merrill Lynch & Co., Inc.
  20,000,000    5.68% due 07/20/99...................................     20,000,000
              Morgan Stanley Group, Inc.
   5,000,000    5.62% due 02/10/99...................................      5,002,800

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  PRINCIPAL                                                               MARKET
   AMOUNT                                                                  VALUE
 -----------                                                           -------------
 CORPORATE NOTES -- (CONTINUED)
              Morgan Stanley Group, Inc.
 $ 5,000,000    5.66% due 02/28/98...................................  $   5,002,766
              Triangle Funding Ltd.
  19,250,000    5.75% due 01/15/98...................................     19,250,000
              USL Capital Corporation
   9,250,000    5.67% due 04/19/99...................................      9,265,882
              Wells Fargo
  10,000,000    5.82% due 07/01/98...................................     10,000,000
                                                                       -------------
              Total corporate notes..................................  $ 197,075,148
                                                                       -------------
                                                                       -------------
 REPURCHASE AGREEMENT -- 4.1%
 $26,155,000    Interest in $131,291,000 joint repurchase agreement
                with State Street Bank dated 06/30/98 at 5.90%, to be
                repurchased at $26,159,287 on 07/01/98;
                (collateralized by $131,291,000 U.S. Treasury Bonds
                6.5% due 11/15/26)...................................  $  26,155,000
                                                                       -------------
                                                                       -------------

                                                                          MARKET
                                                                           VALUE
                                                                      ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total commercial paper (cost $410,206,658).............    63.5%     $   410,206,658
 Total corporate notes (cost $197,075,148)..............    30.5          197,075,148
 Total repurchase agreement (cost $26,155,000)..........     4.1           26,155,000
                                                          ------      ---------------
 Total investment in securities (total cost
   $633,436,806)*.......................................    98.1          633,436,806
 Excess of cash, receivables and other assets over
   liabilities..........................................     1.9           12,114,521
                                                          ------      ---------------
 Net assets applicable to $1.00 per share based on
   645,551,327 shares outstanding.......................   100.0%     $   645,551,327
                                                          ------      ---------------
                                                          ------      ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,300,000,000 shares
   authorized; 645,551,327 shares outstanding...................      $    64,555,133
 Paid in surplus................................................          580,996,194
                                                                      ---------------
 Net assets.....................................................      $   645,551,327
                                                                      ---------------
                                                                      ---------------

Class IA
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $645,163,373)......................  645,163,373
Net asset value........................................  $1.00
                                                          ----
                                                          ----
Class IB
Shares of beneficial interest outstanding, $0.10 par
  value (net assets $387,954)..........................  387,954
Net asset value........................................  $1.00
                                                          ----
                                                          ----

* Aggregate cost for federal income tax purposes.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- 62.2%
                 COMMUNICATIONS EQUIPMENT -- 2.7%
       *240,000  Ciena Corporation.................................  $    16,710,000
     *1,432,500  Cisco Systems, Inc................................      131,879,531
      1,000,000  Ericsson (L.M.) Telephone ADR.....................       28,625,000
      1,070,000  Lucent Technologies, Inc..........................       89,010,625
                                                                     ---------------
                                                                         266,225,156
                                                                     ---------------
                 COMPUTERS & OFFICE
                 EQUIPMENT -- 3.5%
      1,050,000  Compaq Computer Corporation.......................       29,793,750
     *1,898,000  EMC Corp..........................................       85,054,125
        920,000  International Business Machines Corp..............      105,627,500
      1,360,000  Xerox Corporation.................................      138,210,000
                                                                     ---------------
                                                                         358,685,375
                                                                     ---------------
                 CONSUMER NON-DURABLES -- 3.5%
        625,000  Colgate-Palmolive Company.........................       55,000,000
        550,000  Estee Lauder Companies Class A....................       38,328,125
      1,400,000  Gillette Company (The)............................       79,362,500
      1,450,000  Kimberly-Clark Corporation........................       66,518,750
      1,360,000  Proctor & Gamble Company (The)....................      123,845,000
                                                                     ---------------
                                                                         363,054,375
                                                                     ---------------
                 CONSUMER SERVICES -- 1.2%
       *561,821  Autotote Corp. (Unregistered Shares)..............          969,141
        650,000  Eastman Kodak Company.............................       47,490,625
     *2,350,000  Mirage Resorts, Inc...............................       50,084,375
        730,700  ServiceMaster Company (The).......................       27,812,268
                                                                     ---------------
                                                                         126,356,409
                                                                     ---------------
                 ELECTRONICS -- 4.4%
       *575,000  Altera Corporation................................       16,998,437
     *1,165,000  Analog Devices, Inc...............................       28,615,312
       *400,000  Applied Materials, Inc............................       11,800,000
      3,250,000  General Electric Company..........................      295,750,000
      1,350,000  Intel Corporation.................................      100,068,750
                                                                     ---------------
                                                                         453,232,499
                                                                     ---------------
                 ENERGY & SERVICES -- 2.9%
        650,000  Chevron Corporation...............................       53,990,625
        800,000  Exxon Corporation.................................       57,050,000
      1,800,000  Royal Dutch Petroleum Co..........................       98,662,500
      1,270,000  Schlumberger Ltd. N.V.............................       86,756,875
                                                                     ---------------
                                                                         296,460,000
                                                                     ---------------
                 FINANCIAL SERVICES -- 12.9%
      1,110,000  Ace Ltd...........................................       43,290,000
      1,100,000  American Express Co...............................      125,400,000
        772,500  American International Group, Inc.................      112,785,000
      1,130,000  Associates First Capital Corporation..............       86,868,750
        800,000  BankAmerica Corporation...........................       69,150,000
        875,000  Citicorp..........................................      130,593,750
        300,000  Federal National Mortgage Association.............       18,225,000
      1,100,000  First Union Corporation...........................       64,075,000
      2,145,000  Marsh & McLennan Companies, Inc...................      129,638,437
         42,800  Mellon Bank Corporation...........................        2,979,950
      1,850,000  Merrill Lynch & Co., Inc..........................      170,662,500
        450,000  NationsBank Corporation...........................       34,425,000
      1,350,000  State Street Corp.................................       93,825,000
      2,850,000  Travelers Group, Inc..............................      172,781,250
      1,545,000  U.S. Bancorp......................................       66,435,000
                                                                     ---------------
                                                                       1,321,134,637
                                                                     ---------------

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
                 FOOD, BEVERAGE & TOBACCO -- 2.1%
      1,150,000  Coca-Cola Company (The)                             $    98,325,000
        700,000  Nabisco Holdings Corporation......................       25,243,750
      1,100,000  PepsiCo, Inc......................................       45,306,250
        550,000  Unilever NV-New York Shares.......................       43,415,625
                                                                     ---------------
                                                                         212,290,625
                                                                     ---------------
                 HEALTH CARE -- 9.2%
      2,600,000  Abbott Laboratories...............................      106,275,000
      2,550,000  American Home Products Corporation and
                   Subsidiaries....................................      131,962,500
      2,800,000  Columbia/HCA Healthcare Corporation...............       81,550,000
      1,370,000  Johnson & Johnson.................................      101,037,500
      1,000,000  Merck & Co., Inc..................................      133,750,000
      1,000,000  Pfizer, Inc.......................................      108,687,500
      2,100,000  Pharmacia & Upjohn, Inc...........................       96,862,500
      1,125,000  Service Corporation International.................       48,234,375
        700,000  SmithKline Beecham PLC ADR........................       42,350,000
        895,000  Tenet Healthcare Corporation......................       27,968,750
        975,000  Warner-Lambert Company............................       67,640,625
                                                                     ---------------
                                                                         946,318,750
                                                                     ---------------
                 INDUSTRIAL MATERIALS -- 0.1%
        400,000  Santa Fe International Corporation................       12,100,000
                                                                     ---------------
                 MANUFACTURING -- 0.5%
        850,000  Perkin-Elmer Corporation (The)....................       52,859,375
                                                                     ---------------
                 MEDIA & SERVICES -- 3.4%
       *500,000  Airtouch Communications, Inc......................       29,218,750
       *820,000  CBS Corporation...................................       26,035,000
       *466,300  Clear Channel Communications, Inc.................       50,884,987
      2,479,000  Gannett Co., Inc..................................      176,163,937
        625,000  Walt Disney Company (The).........................       65,664,062
                                                                     ---------------
                                                                         347,966,736
                                                                     ---------------
                 REAL ESTATE -- 0.1%
         *6,150  Security Capital Group, Incorporated..............        8,179,500
                                                                     ---------------
                 RETAIL -- 6.4%
      2,519,600  CVS Corporation...................................       98,106,925
        625,000  Gap, Inc..........................................       38,515,625
      1,447,500  Home Depot, Inc. (The)............................      120,232,968
      2,035,000  McDonald's Corporation............................      140,415,000
       *690,000  Staples, Inc......................................       19,966,875
      3,600,000  Wal-Mart Stores, Inc..............................      218,700,000
        500,000  Walgreen Co.......................................       20,656,250
                                                                     ---------------
                                                                         656,593,643
                                                                     ---------------
                 SOFTWARE & SERVICES -- 4.5%
       *300,000  America Online, Inc...............................       31,800,000
        898,200  Automatic Data Processing, Inc....................       65,456,325
     *1,000,000  Computer Sciences Corporation.....................       64,000,000
      1,650,000  First Data Corporation............................       54,965,625
     *1,900,000  Microsoft Corporation.............................      205,912,500
       *750,000  PeopleSoft, Inc...................................       35,250,000
                                                                     ---------------
                                                                         457,384,450
                                                                     ---------------
                 TRANSPORTATION -- 1.3%
      2,775,000  Southwest Airlines Co.............................       82,209,375
      1,230,000  Union Pacific Corp................................       54,273,750
                                                                     ---------------
                                                                         136,483,125
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                         MARKET
     SHARES                                                               VALUE
 --------------                                                      ---------------
 COMMON STOCKS -- (CONTINUED)
                 UTILITIES -- 3.5%
        300,000  Ameritech Corporation.............................  $    13,462,500
      1,500,000  Bell Atlantic Corporation.........................       68,437,500
        600,000  Duke Energy Corporation...........................       35,550,000
        500,000  MCI Communications Corporation....................       29,062,500
      3,700,000  SBC Communications, Inc...........................      148,000,000
      1,300,000  WorldCom, Inc.....................................       62,968,750
                                                                     ---------------
                                                                         357,481,250
                                                                     ---------------
                 Total common stocks...............................  $ 6,372,805,905
                                                                     ---------------
                                                                     ---------------
 ASSET-BACKED SECURITIES -- 0.3%
                 Aesop AU 98-1
     30,000,000    6.14% due 05/20/06..............................  $    30,018,750
                                                                     ---------------
                                                                     ---------------
   PRINCIPAL
     AMOUNT
 --------------
 CORPORATE BONDS & NOTES -- 5.9%
                 FINANCIAL SERVICES -- 3.4%
                 Amerus Life Holdings
 $   17,905,000    6.95% due 06/15/05..............................  $    17,878,411
                 Amvescap Plc
     21,670,000    6.60% due 06/15/05..............................       21,899,420
                 Associate Corp. N.A.
     15,000,000    6.50% due 10/15/02..............................       15,240,075
                 Bank of Boston Corporation
     10,000,000    6.63% due 02/01/04..............................       10,177,600
                 Banponce Corp.
     14,825,000    6.75% due 12/15/05..............................       15,205,424
                 Bayerische Landesbank NY
     15,000,000    5.63% due 02/26/01..............................       14,886,150
                 CIT Group Holdings
     20,000,000    6.75% due 05/14/01..............................       20,412,700
                 Chase Manhattan Corp.
     10,000,000    8.50% due 02/15/02..............................       10,785,640
                 Citicorp
     20,000,000    5.63% due 02/15/01..............................       19,785,460
                 Credit National Euro
     24,000,000    7.00% due 11/14/05..............................       24,480,000
                 Fairfax Financial Holdings
     10,000,000    7.75% due 12/15/03..............................       10,513,950
                 Finova Capital Corporation
     18,000,000    6.39% due 10/08/02..............................       18,190,602
                 First Interstate Bank
     12,000,000    9.00% due 11/15/04..............................       12,473,028
                 First Union Corp.
     25,000,000    6.40% due 04/01/08..............................       25,158,550
                 Fleet Financial Group
     20,000,000    6.88% due 01/15/28..............................       20,525,400
                 Heller Financial
     20,000,000    6.38% due 11/10/00..............................       20,097,420
                 Home Savings America
     15,000,000    6.00% due 11/01/00..............................       15,006,330
                 Lumbermens Mutual Casualty, Inc.
     10,000,000    9.15% due 07/01/26..............................       12,014,210
                 NationsBank Corp.
     20,000,000    7.80% due 09/15/16..............................       22,645,100
                 Travelers Group, Inc.
     10,000,000    6.25% due 12/01/05..............................       10,099,200
                 Travelers/Aetna P&C, Inc.
     10,000,000    6.75% due 04/15/01..............................       10,202,570
                                                                     ---------------
                                                                         347,677,240
                                                                     ---------------
   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 CORPORATE BONDS & NOTES -- (CONTINUED)

                 INDUSTRIAL MATERIALS -- 1.8%
                 Boise Cascade Office
 $   25,000,000    7.05% due 05/15/05..............................  $    25,203,825
                 Computer Associates International
     25,000,000    6.50% due 04/15/08..............................       25,109,800
                 E.W. Scripps Company
     19,420,000    6.38% due 10/15/02..............................       19,600,062
                 Honeywell Inc.
     13,135,000    6.60% due 04/15/01..............................       13,329,200
                 Husky Oil Ltd.
     15,000,000    6.88% due 11/15/03..............................       15,052,800
                 ICI Wilmington
     20,000,000    6.95% due 09/15/04..............................       20,813,360
                 Postal Square LP
      7,300,764    8.95% due 06/15/22..............................        9,450,619
                 Praxair Inc.
     25,000,000    6.15% due 04/15/03..............................       24,974,000
                 Williams Companies, Inc.
     20,000,000    6.50% due 11/15/02..............................       20,237,860
                 Zeneca Wilmington
     10,000,000    6.30% due 06/15/03..............................       10,090,090
                                                                     ---------------
                                                                         183,861,616
                                                                     ---------------
                 REAL ESTATE -- 0.2%
                 Liberty Property Trust (REIT)
     20,000,000    7.25% due 08/15/07..............................       20,346,980
                                                                     ---------------
                 UTILITIES -- 0.5%
                 Hydro Quebec
     15,000,000    7.37% due 02/01/03..............................       15,737,250
                 Pacific Gas & Electric
     11,000,000    7.88% due 03/01/02..............................       11,658,581
                 Southern California Gas Co.
     10,000,000    5.75% due 11/15/03..............................        9,901,760
                 US West Capital Funding Inc.
     15,710,000    6.88% due 07/15/28..............................       15,758,701
                                                                     ---------------
                                                                          53,056,292
                                                                     ---------------
                 Total corporate bonds & notes.....................  $   604,942,128
                                                                     ---------------
                                                                     ---------------
 FOREIGN GOVERNMENT BONDS -- 0.2%
                 City Of Naples, Italy
 $   17,000,000    7.52% due 07/15/06..............................  $    18,025,000
                                                                     ---------------
                                                                     ---------------
 MORTGAGE-BACKED SECURITIES -- 0.7%
                 ASC 97-D4 A-1D
 $   18,000,000    7.49% due 04/14/29..............................  $    19,582,560
                 Chase Commercial Mortgage 1997-A2
     25,000,000    7.37% due 02/19/07..............................       26,619,750
                 Newcourt EQ 97-1 A4
     28,500,000    6.19% due 06/20/05..............................       28,732,560
                                                                     ---------------
                 Total mortgage-backed securities..................  $    74,934,870
                                                                     ---------------
                                                                     ---------------
 MUNICIPAL BONDS -- 0.3%
                 Miami Beach, Florida
 $    7,000,000    8.80% due 12/01/15..............................  $     7,883,519
                 Mount Sinai School of Medicine NY
     20,000,000    6.00% due 07/01/03..............................       20,119,860
                                                                     ---------------
                 Total municipal bonds.............................  $    28,003,379
                                                                     ---------------
                                                                     ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   PRINCIPAL                                                             MARKET
     AMOUNT                                                               VALUE
 --------------                                                      ---------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 27.4%
                 U.S. TREASURY BONDS -- 6.3%
 $3,683,000,000    6.25% due 08/15/23..............................  $   393,875,184
    214,000,000    7.25% due 05/15/16..............................      250,781,250
                                                                     ---------------
                                                                         644,656,434
                                                                     ---------------
                 U.S. TREASURY NOTES -- 18.2%
    584,000,000    5.75% due 10/31/00 - 08/15/03...................      589,190,075
    200,000,000    6.25% due 05/31/00..............................      202,625,000
    550,000,000    6.50% due 08/15/05 - 10/15/06...................      582,562,650
    207,000,000    7.25% due 05/15/04 - 08/15/04...................      224,962,866
    213,000,000    7.50% due 11/15/07 - 02/15/05...................      228,227,294
     34,000,000    7.75% due 12/31/99..............................       35,062,500
                                                                     ---------------
                                                                       1,862,630,385
                                                                     ---------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.9%
     49,640,684    6.00% due 06/15/24 - 05/15/28...................       48,477,120
    148,389,652    6.50% due 03/15/26 - 06/15/28...................      148,018,677
     99,112,410    7.00% due 11/15/23 - 11/15/24...................      100,938,336
      2,849,002    9.00% due 06/20/16 - 07/20/16...................        3,069,201
                                                                     ---------------
                                                                         300,503,334
                                                                     ---------------
                 Total U.S. treasuries & federal agencies..........  $ 2,807,790,153
                                                                     ---------------
                                                                     ---------------
 SHORT-TERM SECURITIES -- 2.3%
                 REPURCHASE AGREEMENT
 $  235,723,000    Interest in $1,111,215,000 joint repurchase
                   agreement with State Street Bank dated 06/30/98
                   at 5.80%, to be repurchased at $235,760,978 on
                   07/01/98; (collateralized by $421,318,000 U.S.
                   Treasury Notes 5.75%-7.825% due
                   05/15/99-11/15/04, 563,474,000 U.S. Treasury
                   Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                   121,000,000 U.S. Treasury Strips (principal) 0%
                   due 08/15/04-8/15/07 and 5,423,000 U.S. Treasury
                   Bills 0% due 08/13/98)..........................  $   235,723,000
                                                                     ---------------
                                                                     ---------------

                                                                      MARKET
                                                                       VALUE
                                                                  ---------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,654,306,296).............    62.2%  $ 6,372,805,905
 Total asset-backed securities (cost $29,978,508)......     0.3        30,018,750
 Total corporate bonds & notes (cost $592,149,221).....     5.9       604,942,128
 Total foreign government bonds (cost $17,000,000).....     0.2        18,025,100
 Total mortgage-backed securities (cost $72,776,702)...     0.7        74,934,870
 Total municipal bonds (cost $27,012,672)..............     0.3        28,003,379
 Total U.S. treasuries & federal agencies (cost
   $2,686,465,626).....................................    27.4     2,807,790,153
 Total short-term securities (cost $235,723,000).......     2.3       235,723,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $7,315,414,025).........................    99.3    10,172,243,285
 Excess of cash, receivables and other assets over
   liabilities ........................................     0.7        71,612,363
                                                         ------   ---------------
 Net assets............................................   100.0%  $10,243,855,648
                                                         ------   ---------------
                                                         ------   ---------------

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 6,000,000,000 shares
   authorized; 3,637,653,871 shares outstanding................   $   363,765,387
 Capital surplus...............................................     6,551,416,345
 Accumulated undistributed net investment income...............       108,394,386
 Accumulated undistributed net realized gain on investments....
                                                                      363,450,270
 Unrealized appreciation of investments........................     2,856,829,260
                                                                  ---------------
 Net assets....................................................   $10,243,855,648
                                                                  ---------------
                                                                  ---------------
Class IA
Net asset value per share ($10,237,519,510  DIVIDED BY
  3,631,548,444 shares outstanding)....................  $2.82
                                                         -----
                                                         -----
Class IB
Net asset value per share ($6,336,138  DIVIDED BY
  6,105,427 shares outstanding)........................  $1.04
                                                         -----
                                                         -----

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- 92.8%
              AEROSPACE & DEFENSE -- 3.8%
   1,550,000  Boeing Company (The)..............................  $   69,071,875
  *1,652,900  Loral Space & Communications Ltd..................      46,694,425
     369,500  Northrop Grumman Corporation......................      38,104,687
   1,050,000  Precision Castparts Corporation...................      56,043,750
                                                                  --------------
                                                                     209,914,737
                                                                  --------------
              BUSINESS SERVICES -- 1.3%
     298,915  Aztec Technology Partners.........................       2,279,228
    *934,900  Ionics, Inc.......................................      34,474,437
     970,000  Manpower, Inc.....................................      27,826,875
     149,458  Navigant International, Inc.......................       1,270,389
    *373,644  U.S. Office Products Company......................       7,286,058
     199,276  Workflow Management, Inc..........................       1,606,665
                                                                  --------------
                                                                      74,743,652
                                                                  --------------
              COMMUNICATIONS EQUIPMENT -- 5.1%
  *1,075,000  3Com Corporation..................................      32,989,062
    *694,200  Cisco Systems, Inc................................      63,909,787
   1,318,000  ECI Telecommunications............................      49,919,250
    *373,300  Elsag Bailey Process Auto NV......................       8,982,531
   1,384,050  General Cable Corporation.........................      39,964,443
     712,200  Lucent Technologies, Inc..........................      59,246,137
  *1,000,000  Oak Industries, Inc...............................      35,375,000
                                                                  --------------
                                                                     290,386,210
                                                                  --------------
              COMPUTERS & OFFICE
              EQUIPMENT -- 4.0%
  *3,400,000  EMC Corporation...................................     152,362,500
  *1,000,000  Komag Inc.........................................       5,343,750
    *687,200  Seagate Technology, Inc...........................      16,363,950
  *1,331,250  Symbol Technologies, Inc..........................      50,254,687
                                                                  --------------
                                                                     224,324,887
                                                                  --------------
              CONSUMER NON-DURABLES -- 1.3%
   1,000,000  Kimberly-Clark Corporation........................      45,875,000
  *1,335,200  Quiksilver Inc....................................      27,019,300
                                                                  --------------
                                                                      72,894,300
                                                                  --------------
              CONSUMER SERVICES -- 2.3%
    *749,800  American Skiing Corporation.......................       9,747,400
     950,000  Berg Electronics Corp.............................      18,584,375
    *986,250  Cheesecake Factory, Inc. (The)....................      22,313,906
      89,800  Harman International Industries, Inc..............       3,457,300
   1,600,000  International Game Technology.....................      38,800,000
  *1,817,000  Mirage Resorts, Inc...............................      38,724,812
                                                                  --------------
                                                                     131,627,793
                                                                  --------------
              ELECTRONICS -- 6.5%
    *660,000  Altera Corporation................................      19,511,250
    *883,333  Analog Devices, Inc...............................      21,696,866
    *800,000  Credence Systems Corporation......................      15,200,000
    *426,900  Lattice Semiconductor Corporation.................      12,126,628
   1,250,001  Molex, Inc........................................      29,218,779
   1,400,000  Philips Electronics N.V. NY Shares................     119,000,000
     120,000  SCI Systems, Inc..................................       4,515,000
   1,100,000  Silicon Valley Group, Inc.........................      17,668,750
  *1,739,400  Solectron Corporation.............................      73,163,512

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              ELECTRONICS -- (CONTINUED)
     800,001  Thomas & Betts Corporation........................  $   39,400,049
  *1,003,206  Vishay Intertechnology, Inc.......................      17,995,007
                                                                  --------------
                                                                     369,495,841
                                                                  --------------
              ENERGY & SERVICES -- 5.1%
     360,600  Ashland, Inc......................................      18,615,975
   1,000,000  Eni ADS...........................................      65,000,000
    *940,700  Input Output, Inc.................................      16,756,218
    *755,100  J Ray McDermott SA................................      31,336,650
     920,200  Nordic American Tanker Shipping Ltd...............      13,860,512
     700,000  Repsol SA.........................................      38,500,000
   1,631,570  Transocean Offshore, Inc..........................      72,604,865
   1,110,000  YPF SA ADR........................................      33,369,375
                                                                  --------------
                                                                     290,043,595
                                                                  --------------
              FINANCIAL SERVICES -- 18.4%
   2,065,000  Ace Ltd...........................................      80,535,000
   1,150,000  Aetna Life Insurance and Annuity Company..........      87,543,750
   1,349,300  Ambac Financial Group, Inc........................      78,934,050
   1,200,000  Banc One Corporation..............................      66,975,000
   1,200,000  BankBoston Corporation............................      66,750,000
   1,000,000  Bear Stearns Cos, Inc.............................      56,875,000
     300,000  Citicorp..........................................      44,775,000
     850,000  Federal National Mortgage Association.............      51,637,500
  *1,280,000  FIRSTPLUS Financial Group, Inc....................      46,080,000
   1,800,000  GreenPoint Financial Corp.........................      67,725,000
    *377,500  Heller Financial, Inc.............................      11,325,000
  *1,300,000  Imperial Credit Industries, Inc...................      30,550,000
     761,200  Legg Mason, Inc...................................      43,816,575
   1,050,000  Marsh & McLennan Companies, Inc...................      63,459,375
     473,000  Merrill Lynch & Co., Inc..........................      43,634,250
     739,100  MMI Companies, Inc................................      18,340,437
   1,168,600  Morgan Stanley Dean Witter & Co...................     106,780,825
     468,400  Providian Financial Corporation...................      36,798,675
   1,050,000  Unibanco GDR......................................      30,975,000
                                                                  --------------
                                                                   1,033,510,437
                                                                  --------------
              FOOD, BEVERAGE & TOBACCO -- 0.5%
   1,378,000  Archer-Daniels-Midland Company....................      26,698,759
                                                                  --------------
              FOREIGN SECURITIES -- 3.5%
     154,000  Alcatel Alsthom...................................      31,355,125
  *7,000,000  Billiton PLC......................................      14,190,609
  *1,445,000  Corporation Geo SA de CV-Class B..................       7,749,135
   1,900,000  Eisai Co., Ltd....................................      25,874,551
   1,000,000  Siemans AG........................................      60,829,879
     160,000  UBS AG............................................      59,493,239
                                                                  --------------
                                                                     199,492,538
                                                                  --------------
              HEALTH CARE -- 13.1%
   1,600,000  Abbott Laboratories...............................      65,400,000
    *943,400  Biogen, Inc.......................................      46,226,600
  *2,200,000  Columbia/HCA Healthcare Corporation...............      64,075,000
   1,169,800  Depuy, Inc........................................      33,046,850
  *1,700,000  Genzyme Corporation...............................      43,456,250
    *500,000  Humana Inc........................................      15,593,750

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
 COMMON STOCKS -- (CONTINUED)
              HEALTH CARE -- (CONTINUED)
   1,725,000  ICN Pharmaceuticals, Inc..........................  $   78,810,937
    *731,400  IDX Systems Corporation...........................      33,690,112
  *1,135,000  Magellan Health Services, Inc.....................      28,800,625
  *2,370,000  Medpartners.......................................      18,960,000
   2,600,000  Pharmacia & Upjohn, Inc...........................     119,925,000
   1,650,000  Rhone-Poulenc SA..................................      92,709,375
     225,600  Vencor, Inc.......................................       1,635,600
    *750,000  Ventas, Inc.......................................      10,359,375
  *1,159,600  Wellpoint Health Networks, Inc....................      85,810,400
                                                                  --------------
                                                                     738,499,874
                                                                  --------------
              INDUSTRIAL MATERIALS -- 1.9%
   1,221,300  IMC Global, Inc...................................      36,791,662
     286,600  Owens Corning.....................................      11,696,862
   1,150,000  Titanium Metals Corporation.......................      25,371,875
  *1,200,000  UCAR International, Inc...........................      35,025,000
                                                                  --------------
                                                                     108,885,399
                                                                  --------------
              MANUFACTURING -- 0.8%
   1,170,000  Chicago Bridge & Iron Company NV..................      18,135,000
     705,000  Cognex Corporation................................      13,042,500
     262,713  Perkin-Elmer Corporation (The)....................      16,337,464
                                                                  --------------
                                                                      47,514,964
                                                                  --------------
              MEDIA & SERVICES -- 2.0%
  *1,400,000  ADC Telecommunications, Inc.......................      51,143,750
    *559,600  APT Satellite Holdings ADR........................       4,931,475
    *743,100  Capstar Broadcasting Corp. Class A................      18,670,387
     857,000  News Corporation Ltd. Sponsored ADR...............      24,210,250
    *600,000  Omnipoint Corporation.............................      13,762,500
                                                                  --------------
                                                                     112,718,362
                                                                  --------------
              REAL ESTATE -- 1.8%
   2,000,000  Beacon Capital Corp. (Reit)**.....................      40,000,000
    *350,400  Boston Properties, Inc............................      12,088,800
    *261,500  Security Capital Group Incorporated - Class B.....       6,962,437
    *900,000  Starwood Hotels & Resorts.........................      43,481,250
                                                                  --------------
                                                                     102,532,487
                                                                  --------------
              RETAIL -- 3.9%
   1,600,000  Cendant Corporation...............................      33,400,000
  *2,120,000  CompUSA, Inc......................................      38,292,500
  *1,150,000  Consolidated Stores Corporation, Inc..............      41,687,500
   1,200,000  Gap, Inc..........................................      73,950,000
     375,000  Home Depot, Inc. (The)............................      31,148,437
                                                                  --------------
                                                                     218,478,437
                                                                  --------------
              SOFTWARE & SERVICES -- 8.1%
    *800,000  America Online, Inc...............................      84,800,000
    *825,000  Ceridian Corporation..............................      48,468,750
    *517,800  Cognos Corporation................................      13,794,515
  *1,350,000  Compuware Corporation.............................      69,018,750
                                                                      MARKET
   SHARES                                                             VALUE
 -----------                                                      --------------
              SOFTWARE & SERVICES -- (CONTINUED)

   1,000,000  Electronic Data Systems Corporation...............  $   40,000,000
   1,240,218  First Data Corporation............................      41,314,762
     111,800  Intuit, Inc.......................................       6,847,750
  *1,500,000  Learning Company, Inc. (The)......................      44,437,500
    *300,000  Microsoft Corporation.............................      32,512,500
    *550,000  PeopleSoft, Inc...................................      25,850,000
    *562,200  Policy Management Systems Corporation.............      22,066,350
  *2,000,000  Rational Software Corporation.....................      30,500,000
                                                                  --------------
                                                                     459,610,877
                                                                  --------------
              TRANSPORTATION -- 2.2%
    *852,600  AMR Corporation...................................      70,978,950
   1,000,000  Canadian Pacific Ltd..............................      28,375,000
   1,423,750  Werner Enterprises, Inc...........................      27,140,234
                                                                  --------------
                                                                     126,494,184
                                                                  --------------
              UTILITIES -- 5.1%
  *1,886,500  Calpine Corporation...............................      38,083,718
    *500,000  Companie Generale de Geophysique SA...............      14,687,500
   1,400,000  Empresa Nacional de Electricidad SA...............      19,950,000
   1,882,000  Endesa S.A........................................      40,698,250
   1,011,600  MCI Communications Corporation....................      58,799,250
  *2,400,000  WorldCom, Inc.....................................     116,250,000
                                                                  --------------
                                                                     288,468,718
                                                                  --------------
              WASTE MANAGEMENT -- 2.1%
  *1,781,000  Republic Industries, Inc..........................      44,525,000
   2,100,000  Waste Management, Inc.............................      73,500,000
                                                                  --------------
                                                                     118,025,000
                                                                  --------------
              Total common stocks...............................  $5,204,361,042
                                                                  --------------
                                                                  --------------
 PREFERRED STOCKS -- 1.5%
              CONSUMER SERVICES -- 0.1%
  *1,094,544  SGW Holdings Corporation***.......................  $    6,911,717
                                                                  --------------
              FINANCIAL SERVICES -- 1.0%
   1,280,000  Union Pacific Cap Trust...........................      58,720,000
                                                                  --------------
              MANUFACTURING -- 0.4%
   1,228,000  Cooper Industries, Inc............................      21,643,500
                                                                  --------------
              Total preferred stocks............................  $   87,275,217
                                                                  --------------
                                                                  --------------
  PRINCIPAL
   AMOUNT
 -----------
 CORPORATE NOTES -- 0.3%
              FOOD, BEVERAGE & TOBACCO
              Unisys Corp.**
 $15,000,000    12.00% due 04/15/03.............................  $   16,912,500
                                                                  --------------
                                                                  --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                      MARKET
  PRINCIPAL                                                           VALUE
   AMOUNT                                                         --------------
 -----------
 SHORT-TERM SECURITIES -- 4.7%
              REPURCHASE AGREEMENT
 $262,420,000   Interest in $1,111,215,000 joint repurchase
                agreement with State Street Bank dated 06/30/98
                at 5.80%, to be repurchased at $262,462,279 on
                07/01/98; (collateralized by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825% due
                05/15/99-11/15/04, 563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due 02/15/15-08/15/25,
                121,000,000 U.S. Treasury Strips (principal) 0%
                due 08/15/04-08/15/07 and 5,423,000 U.S.
                Treasury Bills 0% due 08/13/98).................  $  262,420,000
                                                                  --------------
                                                                  --------------

 DIVERSIFICATION OF NET ASSETS:
 Total common stocks (cost $3,908,907,022).............   92.8 %  $ 5,244,361,042
 Total preferred stocks (cost $92,022,168).............    1.5         87,275,217
 Total corporate notes (cost $15,293,984)..............    0.3         16,912,500
 Total short-term securities (cost $262,420,000).......    4.7        262,420,000
                                                         ------   ---------------
 Total investment in securities
   (total cost $4,278,643,174).........................   99.3      5,610,968,759
 Excess of cash, receivables and other assets over
   liabilities.........................................    0.7         37,329,106
                                                         ------   ---------------
 Net assets............................................  100.0 %  $ 5,648,297,865
                                                         ------   ---------------
                                                         ------   ---------------
                                                                      MARKET
                                                                       VALUE
                                                                  ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:

 Capital stock, par value $0.10 per share; 2,000,000,000 shares
   authorized; 1,220,826,223 shares outstanding................   $   122,082,622
 Capital surplus...............................................     4,001,959,789
 Accumulated undistributed net investment income...............        17,629,655
 Accumulated undistributed net realized gain on investments....
                                                                      174,938,982
 Unrealized appreciation of investments........................     1,332,325,585
 Unrealized depreciation on forward currency contracts.........          (567,810)
 Unrealized depreciation on translation on other assets and
   liabilities in foreign currencies...........................           (70,958)
                                                                  ---------------
 Net assets....................................................    $5,648,297,865
                                                                  ---------------
                                                                  ---------------

Class IA
Net asset value per share ($5,646,451,781  DIVIDED BY
  1.218,952,381 shares outstanding)....................  $4.63
                                                         -----
                                                         -----
Class IB
Net asset value per share ($1,846,076  DIVIDED BY
  1,873,842 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $56,912,500 or 1% of net assets.
*** Restricted security (See Note 2)

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                      AGGREGATE   DELIVERY   UNREALIZED
 DESCRIPTION            TOTAL VALUE  FACE VALUE     DATE    DEPRECIATION
 ---------------------  -----------  -----------  --------  -------------
 Brazilian Real (Sell)  $26,307,810  $25,740,000  08/19/98   $(567,810)
                                                            -------------
                                                            -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
ASSET-BACKED SECURITIES -- 0.8%
             Corestates Home Equity Trust,
             Series 94-1, Class A
$ 2,625,126    6.65% due 05/15/09..............................  $   2,657,677
                                                                 --------------
                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 21.9%
             Asset Securitization Corporation
             Series 1997-MD7, Class A1B
  5,000,000    7.41% due 01/13/30..............................  $   5,383,285
             BankAmerica Manufactured Housing
  5,000,000    6.31% due 10/10/10..............................      5,046,450
             Bear Stearns Mortgage Securities, Inc. Series
             95-1, Class 1A
  3,424,371    6.48% due 05/25/10..............................      3,438,445
             Chase Manhattan RV Owner Trust
  3,000,000    6.32% due 02/15/08..............................      3,023,160
             Chase Mortgage Finance Corp. Series 93-C2, Class
             2A-3
  1,361,367    8.25% due 01/25/24..............................      1,365,586
             Countrywide Home Loans
  4,143,160    7.50% due 04/25/27..............................      4,196,014
             Countrywide Home Loans
  4,937,055    6.50% due 06/25/13..............................      4,916,997
             Countrywide Mortgage Backed Securities, Inc.,
             Series 93-C, Class A1
  1,500,000    6.28% due 01/15/03..............................      1,503,046
             DLJ Mortgage Acceptance Corporation Series 96-I,
             Class B1
    477,439    7.25% due 09/25/11..............................        491,016
             DLJ Mortgage Acceptance Corporation Series 96-I,
             B2
    159,146    7.25% due 09/25/11..............................        162,080
             GE Capital Mortgage Services, Inc. Series 94-21,
             Class A
  6,251,451    6.50% due 08/25/09..............................      6,283,083
             GE Capital Mortgage Services, Inc. Series 94-26,
             Class A
  6,040,006    6.98% due 07/25/09..............................      6,120,639
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class B2
    563,741    6.75% due 02/25/11..............................        562,731
             GE Capital Mortgage Services, Inc. Series 96-1,
             Class M
  1,689,426    6.75% due 02/25/11..............................      1,706,371
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B1
    570,848    6.75% due 06/25/11..............................        574,152
             GE Capital Mortgage Services, Inc. Series 96-10,
             Class B2
    570,848    6.75% due 06/25/11..............................        569,848
             GE Capital Mortgage 98-7a
  4,807,448    6.50% due 04/25/13..............................      4,808,740
             GGP 1997 C1 A1
  1,000,000    6.54% due 01/15/04..............................      1,019,062
             GSMGT 97gl A2b
  2,000,000    6.86% due 07/13/30..............................      2,080,140

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
COLLATERALIZED MORTGAGE
OBLIGATIONS -- (CONTINUED)

             Housing Securities, Inc.
             Series 93-E, Class E15
$ 3,470,165    10.00% due 09/25/08.............................  $   3,672,683
             Midland Realty Corp. 1996-c2 A1
    779,434    7.02% due 01/25/29..............................        802,520
             Morgan Stanley Capital Ser 1997-c1
    930,000    7.63% due 02/15/20                                    1,000,112
             Nascor Series 1998-16 Cl Pt
  4,250,000    8.50% due 05/31/13..............................      4,244,687
             PNC Mortgage Securities Corp. Series 96-2, Class
             B1
    576,525    6.60% due 02/25/11..............................        576,588
             PNC Mortgage Securities Corp. Series 96-2, Class
             B2
    192,175    6.60% due 02/25/11..............................        194,030
             PNC Mortgage Securities Corp. Series 96-2, Class
             B3
    307,480    6.60% due 02/25/11..............................        305,278
             Prudential Home Mortgage Securities Co. Series
             93-H, Class 2B
  4,438,181    6.76% due 09/28/08..............................      4,466,985
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B1
  1,124,244    6.75% due 03/25/11..............................      1,140,554
             Prudential Home Mortgage Securities Co. Series
             96-3, Class B2
    561,672    6.75% due 03/25/11..............................        565,019
             Residential Funding Mortgage Sec I Series 95-S18,
             Class M3
    689,224    7.00% due 01/25/10..............................        706,502
             Residential Funding Mortgage Sec I Series 96-S11,
             Class M3
    262,046    7.00% due 04/25/11..............................        268,551
             Residential Funding Mortgage Sec I Series 96-S19,
             Class M3
    488,742    7.50% due 09/25/11..............................        505,857
             Residential Funding Mortgage Sec I Series 96-S5,
             Class M3
    538,309    6.75% due 02/25/11..............................        546,769
                                                                 --------------
             Total collateralized mortgage obligations.........  $  72,246,980
                                                                 --------------
                                                                 --------------
CORPORATE NOTES -- 1.5%
             ERP Operating LP
  5,000,000    6.63% due 04/13/05..............................  $   5,023,635
                                                                 --------------
                                                                 --------------
FEDERAL AGENCIES -- 67.9%
             FEDERAL HOME LOAN
             MORTGAGE ASSOCIATION -- 13.3%
  2,257,390  10.00% due 09/01/05 - 11/01/20....................  $   2,452,433
 15,073,792  6.50% due 02/01/09 - 06/01/26.....................     15,098,171
  8,526,940  7.00% due 12/01/10 - 03/01/26.....................      8,662,859
  2,404,246  7.50% due 01/01/24 - 06/01/25.....................      2,466,222
  4,277,018  8.00% due 02/01/13 - 11/01/24.....................      4,423,844
  3,400,089  8.50% due 07/01/01 - 05/01/25.....................      3,531,544
  3,191,026  9.00% due 10/15/01 - 10/01/06.....................      3,294,867
  3,641,961  9.50% due 11/01/08................................      3,810,219
                                                                 --------------
                                                                    43,740,159
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
FEDERAL AGENCIES -- (CONTINUED)
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.3%
$   716,191  11.00% due 04/01/09...............................  $     801,382
  1,000,113  6.00% due 05/01/13................................        988,857
 19,687,739  6.50% due 02/01/13 - 07/25/28.....................     19,716,785
 29,340,700  7.00% due 05/01/09 - 07/25/28.....................     29,808,289
 24,551,166  7.50% due 02/01/10 - 07/25/28.....................     25,220,280
  1,960,895  8.00% due 04/01/22................................      2,034,879
  1,829,753  8.50% due 06/25/19 - 07/01/25.....................      1,908,698
  2,629,427  9.00% due 05/01/21 - 09/01/21.....................      2,784,299
                                                                 --------------
                                                                    83,263,469
                                                                 --------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 29.3%
    114,144  12.00% due 05/15/15...............................        130,424
 39,228,950  7.50% due 11/15/09 - 07/15/28.....................     40,336,512
  1,709,362  10.00% due 11/15/09 - 05/15/13....................      1,880,169
    453,455  11.00% due 02/15/10 - 09/15/10....................        506,563
     35,430  11.25% due 01/15/01...............................         37,331
     59,431  12.50% due 06/15/14 - 08/15/15....................         69,309
     25,668  13.00% due 11/15/14...............................         30,283
 10,000,000  6.50% due 07/15/98................................      9,974,930
 17,804,595  7.00% due 01/15/24 - 07/15/28.....................     18,094,479
 17,989,459  8.00% due 02/15/01 - 11/29/27.....................     18,660,932
  2,269,344  8.50% due 06/15/17 - 02/15/25.....................      2,397,263
  1,341,115  9.00% due 01/15/25 - 12/15/25.....................      1,437,997
  2,852,959  9.50% due 10/15/09 - 11/15/09.....................      3,107,442
                                                                 --------------
                                                                    96,663,634
                                                                 --------------
             Total federal agencies............................  $ 223,667,262
                                                                 --------------
                                                                 --------------
SHORT-TERM SECURITIES -- 27.7%
             COMMERCIAL PAPER -- 12.1%
             American Express Credit
  5,000,000    5.53% due 07/21/98..............................  $   4,984,638
             Associates Corporation of North America
  5,000,000    5.53% due 07/14/98..............................      4,990,015
             Bell Atlantic Financial Services
  5,000,000    5.53% due 07/21/98..............................      4,984,638
             Ford Motor Credit Corp.
  5,000,000    5.51% due 07/14/98..............................      4,990,051
             General Motors Acceptance Corp.
  5,000,000    5.51% due 07/21/98..............................      4,984,694
 PRINCIPAL                                                           MARKET
  AMOUNT                                                             VALUE
-----------                                                      --------------
SHORT-TERM SECURITIES -- (CONTINUED):
             COMMERCIAL PAPER -- (CONTINUED)

             Goldman Sachs Group, L.P. (The)
$ 5,000,000    5.52% due 07/20/98..............................  $   4,985,433
             Merrill Lynch & Co., Inc.
  5,000,000    5.58% due 07/14/98..............................      4,989,925
             Salomon Smith Barney, Inc.
  5,000,000    5.55% due 07/15/98..............................      4,989,208
                                                                 --------------
                                                                    39,898,602
                                                                 --------------
             REPURCHASE AGREEMENT -- 15.6%
$51,220,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.90% to be repurchased at $51,228,394 on
               July 1, 1998; (Collateralized by $131,291,000
               U.S. Treasury Bonds 6.5% due 11/15/26)..........  $  51,220,000
                                                                 --------------
             Total short-term securities.......................  $  91,118,602
                                                                 --------------
                                                                 --------------

 DIVERSIFICATION OF NET ASSETS:
 Total asset-backed securities (cost $2,591,938)....    0.8 %  $     2,657,677
 Total collateralized mortgage obligations
   (cost $71,027,101)...............................   21.9         72,246,980
 Total corporate notes (cost $5,000,000)............    1.5          5,023,635
 Total U.S. treasuries & Federal agencies (cost
   $220,448,316)....................................   67.9        223,667,262
 Total short-term securities (cost $91,118,602).....   27.7         91,118,602
                                                      ------   ---------------
 Total investment in securities
   (total cost $390,185,957)........................  119.9        394,714,156
 Excess of liabilities over cash, receivables and
   other assets.....................................  (19.9)       (65,403,846)
                                                      ------   ---------------
 Net assets (applicable to $1.11 per share based on
   295,977,969 shares outstanding)..................  100.0%   $   329,310,310
                                                      ------   ---------------
                                                      ------   ---------------
 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 800,000,000
   shares authorized; 295,977,969 shares outstanding........   $    29,597,797
 Capital surplus............................................       293,734,134
 Accumulated undistributed net investment income............         9,741,147
 Accumulated net realized loss on investments...............        (8,329,063)
 Unrealized appreciation of investments.....................         4,528,199
 Unrealized appreciation on option contracts*...............            38,096
                                                               ---------------
 Net assets, applicable to shares outstanding...............   $   329,310,310
                                                               ---------------
                                                               ---------------

* At June 30, 1998, the Fund had an open Interest Rate Swap Option with Morgan Guarantee Trust Company. The Option had a notional value of $10,523,805 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                                             MARKET
 ---------                                                           VALUE
                                                                 --------------
 COMMON STOCKS -- 98.5%
             AEROSPACE & DEFENSE -- 1.8%
    96,000   Allied Signal, Inc................................  $    4,260,000
   171,498   Boeing Company (The)..............................       7,642,379
    21,400   General Dynamics Corp.............................         995,100
    33,100   Lockheed Martin Corp..............................       3,504,462
    11,400   Northrop Grumman Corp.............................       1,175,625
    57,423   Raytheon Co. Class B..............................       3,395,134
    34,200   Rockwell International Corp.......................       1,643,737
    28,000   Textron, Inc......................................       2,007,250
    39,700   United Technologies Corp..........................       3,672,250
                                                                 --------------
                                                                     28,295,937
                                                                 --------------
             BUSINESS SERVICES -- 0.4%
    13,800   DeLuxe Corp.......................................         494,212
    14,300   Fluor Corp........................................         729,300
     6,900   Foster Wheeler Corp...............................         147,918
    22,900   Ikon Office Solutions.............................         333,481
    15,000   Moore Corp. Ltd...................................         198,750
     7,300   National Service Industries, Inc..................         371,387
    24,800   R.R. Donnelly & Sons Company......................       1,134,600
    10,200   SuperValu, Inc....................................         452,625
    67,800   Sysco Corp........................................       1,481,125
    16,900   W.W. Grainger, Inc................................         841,831
                                                                 --------------
                                                                      6,185,229
                                                                 --------------
             COMMUNICATIONS EQUIPMENT -- 3.6%
   *60,400   3Com Corp.........................................       1,853,525
    15,050   Andrew Corp.......................................         271,840
    32,800   Ascend Communications, Inc........................       1,625,650
    37,400   Bay Networks, Inc.................................       1,206,150
    26,900   Cabletron Systems, Inc............................         361,468
   173,150   Cisco Systems, Inc................................      15,940,621
    20,100   DSC Communications Corporation....................         603,000
    25,100   General Instrument Corporation....................         682,406
    13,600   Harris Corp.......................................         607,750
   222,800   Lucent Technologies, Inc..........................      18,534,175
   101,600   Motorola, Inc.....................................       5,340,350
    88,600   Northern Telecom Ltd..............................       5,028,050
    14,400   Raychem Corp......................................         425,700
    13,500   Scientific Atlanta, Inc...........................         342,562
    30,900   Tellabs, Inc......................................       2,213,212
                                                                 --------------
                                                                     55,036,459
                                                                 --------------
             COMPUTERS & OFFICE
             EQUIPMENT -- 4.3%
    11,700   Adobe System Inc..................................         496,518
    22,600   Apple Computer, Inc...............................         648,337
   280,297   Compaq Computer Corp..............................       7,953,427
     8,300   Data General Corp.................................         123,981
   109,500   Dell Computer Corp................................      10,162,968
   *84,400   EMC Corp..........................................       3,782,175
    26,400   Gateway 2000 Inc..................................       1,336,500
   175,900   Hewlett-Packard Co................................      10,532,012
   160,200   International Business Machines Corp..............      18,392,962
    36,000   Micron Technology Inc.............................         893,250
    46,500   Pitney Bowes, Inc.................................       2,237,933
   *41,200   Seagate Technology, Inc...........................         981,075
    64,300   Sun Microsystems, Inc.............................       2,793,031
    42,500   Unisys Corp.......................................       1,200,625
    55,400   Xerox Corp........................................       5,630,025
                                                                 --------------
                                                                     67,164,819
                                                                 --------------

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             CONSUMER DURABLES -- 2.0%
   110,300   Chrysler Corp.....................................  $    6,218,162
    13,400   Cooper Tire & Rubber Co...........................         276,375
    10,800   Echlin, Inc.......................................         529,875
   206,200   Ford Motor Co.....................................      12,165,800
   113,600   General Motors Corp...............................       7,583,218
    30,450   Genuine Parts Co..................................       1,052,428
    26,600   Goodyear Tire & Rubber Co. (The)..................       1,714,037
    20,100   ITT Industries, Inc...............................         751,237
    21,000   TRW, Inc..........................................       1,147,125
                                                                 --------------
                                                                     31,438,257
                                                                 --------------
             CONSUMER NON-DURABLES -- 3.8%
     9,700   Alberto Culver Co. Class B........................         281,300
    22,500   Avon Products, Inc................................       1,743,750
    16,200   Black & Decker Corporation (The)..................         988,200
     4,200   Briggs & Stratton Corporation.....................         157,237
    10,100   Centex Corp.......................................         381,275
    17,600   Clorox Company (The)..............................       1,678,600
    50,300   Colgate Palmolive Co..............................       4,426,400
     6,200   Fleetwood Enterprises, Inc........................         248,000
    12,400   Fruit of the Loom, Inc............................         411,525
   190,500   Gillette Company (The)............................      10,798,968
    18,600   International Flavors & Fragrances, Inc...........         807,937
     6,600   Kaufman & Broad Home Corp.........................         209,550
    94,600   Kimberly-Clark Corp...............................       4,339,775
    11,400   Liz Claiborne, Inc................................         595,650
    28,100   Masco Corp........................................       1,700,050
    16,200   Maytag Corp.......................................         799,875
    27,100   Newell Co.........................................       1,349,918
    49,400   NIKE, Inc. Class B................................       2,405,162
   228,400   Proctor & Gamble Company (The)....................      20,798,675
     9,600   Reebok International Ltd..........................         265,800
    25,500   Rubbermaid, Inc...................................         846,281
     6,200   Russell Corp......................................         187,162
    10,400   Snap-On, Inc......................................         377,000
     3,400   Springs Industries, Inc...........................         156,825
    15,200   Stanley Works (The)...............................         631,750
    10,400   Tupperware Corp...................................         292,500
    20,800   V F Corp..........................................       1,071,200
    12,800   Whirlpool Corp....................................         880,000
                                                                 --------------
                                                                     58,830,365
                                                                 --------------
             CONSUMER SERVICES -- 0.8%
    17,000   Brunswick Corporation.............................         420,750
    25,200   Darden Restaurants, Inc...........................         400,050
    55,300   Eastman Kodak Company.............................       4,040,356
    17,800   H & R Block, Inc..................................         749,825
    17,200   Harrah's Entertainment, Inc.......................         399,900
    22,660   Hasbro, Inc.......................................         890,428
    42,500   Hilton Hotels Corp................................       1,211,250
    43,400   Marriott International, Inc.......................       1,405,075
    49,400   Mattel, Inc.......................................       2,090,237
   *30,500   Mirage Resorts, Incorporated......................         650,031
     7,600   Polaroid Corp.....................................         270,275
    22,400   Wendy's International, Inc........................         526,400
                                                                 --------------
                                                                     13,054,577
                                                                 --------------
             ELECTRONICS -- 5.7%
    24,100   Advanced Micro Devices, Inc.......................         411,206
    37,600   AMP, Inc..........................................       1,289,062
    62,300   Applied Materials, Inc............................       1,837,850
     7,700   EG & G, Inc.......................................         231,000
    75,400   Emerson Electric Co...............................       4,552,275

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             ELECTRONICS -- (CONTINUED)
   553,400   General Electric Co...............................  $   50,359,400
     7,400   General Signal Corp...............................         266,400
   288,000   Intel Corp........................................      21,348,000
    14,300   Johnson Controls, Inc.............................         817,781
    14,300   KLA-Tencor Corporation............................         395,931
    24,000   LSI Logic Corp....................................         553,500
    28,000   National Semiconductor Corp.......................         369,250
    32,000   Silicon Graphics, Inc.............................         388,000
     8,600   Tektronix, Inc....................................         304,225
    66,400   Texas Instruments, Inc............................       3,871,950
     9,400   Thomas & Betts Corp...............................         462,950
                                                                 --------------
                                                                     87,458,780
                                                                 --------------
             ENERGY & SERVICES -- 7.4%
    15,600   Amerada Hess Corp.................................         847,275
   162,900   Amoco Corp........................................       6,780,712
    10,200   Anadarko Petroleum Corporation....................         685,312
    16,200   Apache Corporation................................         510,300
    12,800   Ashland, Inc......................................         660,800
    54,600   Atlantic Richfield Co.............................       4,265,625
    28,900   Baker Hughes, Inc.................................         998,856
    30,020   Burlington Resources, Inc.........................       1,292,736
   111,700   Chevron Corp......................................       9,278,081
    16,200   Consolidated Natural Gas Company..................         953,775
    29,900   Dresser Industries, Inc...........................       1,317,468
   415,900   Exxon Corp........................................      29,658,868
    44,600   Halliburton Co....................................       1,987,487
     8,500   Helmerich & Payne, Inc............................         189,125
     8,100   Kerr-McGee Corp...................................         468,787
    10,300   McDermott International, Inc......................         354,706
   133,400   Mobil Corp........................................      10,221,775
    62,300   Occidental Petroleum Corp.........................       1,682,100
    18,000   Oryx Energy Co....................................         398,250
     8,100   Pennzoil Co.......................................         410,062
    44,700   Phillips Petroleum Co.............................       2,153,981
    14,700   Rowan Cos., Inc...................................         285,731
   364,700   Royal Dutch Petroleum Co. ADR.....................      19,990,118
    84,700   Schlumberger Ltd..................................       5,786,068
    40,654   Sempra Energy.....................................       1,128,147
    16,100   Sun Company, Inc..................................         624,881
    92,000   Texaco, Inc.......................................       5,491,250
    18,100   Coastal Corporation (The).........................       1,263,606
    49,100   USX-Marathon Group................................       1,684,743
    43,200   Union Pacific Resources Group Inc.................         758,700
    41,900   Unocal Corp.......................................       1,497,925
     9,300   Western Atlas, Inc................................         789,337
                                                                 --------------
                                                                    114,416,587
                                                                 --------------
             FINANCIAL SERVICES -- 17.4%
    27,100   Aetna Life Insurance & Annuity Co.................       2,062,987
    73,200   Allstate Corporation (The)........................       6,702,375
    79,100   American Express Co...............................       9,017,400
    46,302   American General Corp.............................       3,296,123
   122,450   American International Group, Inc.................      17,877,700
    29,250   Aon Corp..........................................       2,054,812
    58,963   Associates First Capital Corporation..............       4,532,780
   119,460   Banc One Corp.....................................       6,667,361
   116,000   BankAmercia Corp..................................      10,026,750
    49,400   BankBoston Corporation............................       2,747,875
    64,100   Bank of New York Company, Inc. (The)..............       3,890,068
    16,700   Bankers Trust NY Corp.............................       1,938,243
    24,300   BB&T Corporation..................................       1,643,287
     9,000   Beneficial Corp...................................       1,378,687
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             FINANCIAL SERVICES -- (CONTINUED)
    45,150   Charles Schwab Corporation (The)..................  $    1,467,375
   144,900   Chase Manhattan Corporation (The).................      10,939,950
    29,700   Chubb Corporation (The)...........................       2,387,137
    37,500   CIGNA Corporation.................................       2,587,500
    28,700   Cincinnati Financial..............................       1,101,362
    76,800   Citicorp..........................................      11,462,400
    26,850   Comerica, Inc.....................................       1,778,812
    34,300   Conseco Inc.......................................       1,603,525
    18,500   Countrywide Credit Industries Inc.................         938,875
    25,500   Equifax Inc.......................................         925,968
   115,200   Federal Home Loan Mortgage Corp...................       5,421,600
   176,100   Federal National Mortgage Association.............      10,698,075
    44,775   Fifth Third Bancorp...............................       2,820,825
    49,500   First Chicago Corp................................       4,386,937
   164,630   First Union Corp..................................       9,589,697
    48,300   Fleet Financial Group, Inc........................       4,033,050
    43,000   Franklin Resources, Inc...........................       2,322,000
    13,700   General Re Corp...................................       3,472,950
     9,700   Golden West Financial Corp........................       1,031,231
    23,200   Greentree Financial Corp..........................         993,250
    18,600   H.F. Ahmanson & Co................................       1,320,600
    54,700   Household International Corp......................       2,721,325
    32,600   Huntington Bancshares, Inc........................       1,092,100
    30,200   J.P. Morgan & Co., Inc............................       3,537,175
    19,400   Jefferson Pilot Corp..............................       1,123,987
    74,800   Keycorp...........................................       2,664,750
    20,100   Lehman Brothers Holdings, Inc.....................       1,559,006
    18,600   Lincoln National Corp.............................       1,699,575
    17,100   MBIA, Inc.........................................       1,280,362
    85,350   MBNA Corp.........................................       2,816,550
    19,900   MGIC Investment...................................       1,135,543
    43,350   Marsh & McLennan Companies, Inc...................       2,619,965
    43,300   Mellon Bank Corp..................................       3,014,762
    22,300   Mercantile Bancorporation Inc.....................       1,123,362
    58,800   Merrill Lynch & Co., Inc..........................       5,424,300
   101,975   Morgan Stanley Dean Witter Discover & Co..........       9,317,965
    55,900   National City Corp................................       3,968,900
   162,667   NationsBank Corp..................................      12,444,025
    19,000   Northern Trust Corporation........................       1,448,750
   128,400   Norwest Corp......................................       4,798,950
    51,900   PNC Bank Corp.....................................       2,792,868
    12,600   Progressive Corporation (The).....................       1,776,600
    17,300   Providian Corp....................................       1,359,131
    18,600   Republic New York Corp............................       1,170,637
    24,700   SAFECO Corp.......................................       1,122,306
    40,280   St. Paul Companies, Inc. (The)....................       1,694,277
    27,400   State Street Corporation..........................       1,904,300
    30,000   Summit Bancorp....................................       1,425,000
    35,900   SunTrust Banks, Inc...............................       2,919,118
    44,750   Synovus Financial Corp............................       1,062,812
    25,500   Torchmark Corporation.............................       1,166,625
    11,500   Transamerica Corporation..........................       1,323,937
   195,205   Travelers Group, Inc..............................      11,834,303
    24,200   UNUM Corporation..................................       1,343,100
   125,219   U.S. Bancorp......................................       5,384,417
    35,000   Wachovia Corporation..............................       2,957,500
    65,600   Washington Mutual, Inc............................       2,849,500
    14,800   Wells Fargo & Company.............................       5,461,200
                                                                 --------------
                                                                    268,458,550
                                                                 --------------
             FOOD, BEVERAGE & TOBACCO -- 7.2%
     6,300   Adolph Coors Company Class B......................         214,200
    83,400   Anheuser-Busch Cos., Inc..........................       3,935,437

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             FOOD, BEVERAGE & TOBACCO -- (CONTINUED)
    96,955   Archer-Daniels-Midland Company....................  $    1,878,503
    48,900   Bestfoods.........................................       2,839,256
    11,800   Brown-Forman Corporation Class B..................         758,150
    77,600   Campbell Soup Company.............................       4,122,500
   419,800   Coca-Cola Company (The)...........................      35,892,900
    80,800   ConAgra, Inc......................................       2,560,350
    29,200   Fortune Brands Inc................................       1,122,375
    28,900   General Mills, Inc................................       1,839,287
    62,200   H.J. Heinz Company................................       3,490,975
    24,300   Hershey Foods Corporation.........................       1,676,700
    70,000   Kellogg Company...................................       2,629,375
   253,500   PepsiCo, Inc......................................      10,441,031
   412,100   Philip Morris Companies, Inc......................      16,226,437
    23,600   Quaker Oats Company (The).........................       1,296,525
    18,200   Ralston Purina Company............................       2,125,987
    79,400   Sara Lee Corporation..............................       4,441,437
    58,900   Seagram Company Ltd. (The)........................       2,411,218
    25,830   Tricon Global Restaurants, Inc....................         818,488
    31,400   UST, Inc..........................................         847,800
   108,900   Unilever NV-New York Shares.......................       8,596,293
    19,700   Wrigley (W.M.) Jr. Company........................       1,930,600
                                                                 --------------
                                                                    112,095,824
                                                                 --------------
             HEALTH CARE -- 12.2%
   262,400   Abbott Laboratories...............................      10,725,600
    11,100   Allergan, Inc.....................................         514,782
    14,500   Alza Corporation..................................         627,125
   222,900   American Home Products Corporation and
               Subsidiaries....................................      11,535,075
    43,200   Amgen, Inc........................................       2,824,200
     9,400   Bausch & Lomb, Inc................................         471,175
    47,600   Baxter International, Inc.........................       2,561,475
    20,800   Becton, Dickinson and Company.....................       1,614,600
    19,000   Biomet, Inc.......................................         628,187
    33,100   Boston Scientific Corporation.....................       2,370,787
   169,300   Bristol-Myers Squibb Company......................      19,458,918
     9,700   C.R. Bard, Inc....................................         369,206
    18,700   Cardinal Health, Inc..............................       1,753,125
  *109,200   Columbia/HCA Healthcare Corporation...............       3,180,450
   188,900   Eli Lilly and Company.............................      12,479,206
    25,700   Guidant Corporation...............................       1,832,731
    68,000   Healthsouth Corporation...........................       1,814,750
    27,800   Humana, Inc.......................................         867,012
   229,000   Johnson & Johnson.................................      16,888,750
    20,100   Loews Corporation.................................       1,751,212
    12,400   Mallinckrodt, Inc.................................         368,125
    10,800   Manor Care, Inc...................................         415,125
    79,700   Medtronic, Inc....................................       5,080,875
   204,000   Merck & Co., Inc..................................      27,285,000
     7,400   Millipore Corporation.............................         201,650
    21,200   Pall Corporation..................................         434,600
   221,900   Pfizer, Inc.......................................      24,117,756
    86,400   Pharmacia & Upjohn, Inc...........................       3,985,200
    41,500   Pioneer Hi-Bred International, Inc................       1,717,062
   124,700   Schering-Plough Corporation.......................      11,425,637
    42,900   Service Corporation International.................       1,839,337
     4,500   Shared Medical Systems Corporation................         330,468
    14,300   St. Jude Medical, Inc.............................         526,418
    35,650   SunAmerica, Inc...................................       2,047,646
   *52,100   Tenet Healthcare Corporation......................       1,628,125
    32,000   United HealthCare Corporation.....................       2,032,000
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             HEALTH CARE -- (CONTINUED)
    12,900   United States Surgical Corporation................  $      588,562
   139,100   Warner-Lambert Company............................       9,650,062
                                                                 --------------
                                                                    187,941,994
                                                                 --------------
             INDUSTRIAL MATERIALS -- 4.1%
    18,400   ARMCO, Inc........................................         117,300
     6,900   ASARCO, Inc.......................................         153,525
    40,100   Air Products & Chemicals, Inc.....................       1,604,000
    38,700   Alcan Aluminum Ltd................................       1,069,087
    33,200   Allegheny Teledyne, Inc...........................         759,450
    29,300   Aluminum Company of America.......................       1,931,968
     6,900   Armstrong World Industries, Inc...................         464,887
    12,200   B.F. Goodrich Company (The).......................         605,425
    63,200   Barrick Gold Corp.................................       1,212,650
    39,100   Battle Mountain Gold Company......................         232,156
     9,000   Bemis Company, Inc................................         367,875
    21,800   Bethlehem Steel Corporation.......................         271,137
     9,600   Boise Cascade Corporation.........................         314,400
    16,400   Champion International Corporation................         806,675
    21,900   Crown Cork & Seal Company, Inc....................       1,040,250
    15,800   Cyprus Amax Minerals Company......................         209,350
    38,600   Dow Chemical Company (The)........................       3,732,137
   192,500   du Pont (E.I.) de Nemours & Co....................      14,365,312
    13,300   Eastman Chemical Company..........................         827,925
    21,900   Ecolab, Inc.......................................         678,900
    24,600   Englehard Corporation.............................         498,150
     5,900   FMC Corporation...................................         402,306
    30,600   Freeport-McMoran Copper & Gold, Inc...............         464,737
    15,800   Georgia-Pacific Corporation.......................         931,212
    10,200   Great Lakes Chemical Corporation..................         402,262
    16,400   Hercules, Inc.....................................         674,450
    35,900   Homestake Mining Company..........................         372,462
    28,300   Inco Ltd..........................................         385,587
     8,300   Inland Steel Industries, Inc......................         233,956
    51,400   International Paper Company.......................       2,210,200
    37,500   James River Corporation of Virginia...............       1,668,750
    18,700   Louisiana-Pacific Corporation.....................         341,275
    17,800   Mead Corporation (The)............................         565,150
   101,000   Monsanto Company..................................       5,643,375
    22,200   Morton International, Inc.........................         555,000
    11,300   Nalco Chemical Company............................         396,912
    26,593   Newmont Mining Corporation........................         628,259
    15,000   Nucor Corporation.................................         690,000
     9,100   Owens-Corning.....................................         371,393
    26,300   Owens-Illinois Group, Inc.........................       1,176,925
    30,300   PPG Industries, Inc...............................       2,107,743
    10,000   Phelps Dodge Corporation..........................         571,875
    41,800   Placer Dome, Inc..................................         491,150
     4,900   Potlatch Corporation..............................         205,800
    26,800   Praxair, Inc......................................       1,254,575
    12,600   Reynolds Metal Company............................         704,812
    10,400   Rohm & Haas Company...............................       1,080,950
    14,025   Sealed Air........................................         515,411
    29,400   Sherman-Williams Company (The)....................         973,875
    17,100   Sigma-Aldrich Corporation.........................         600,637
    16,900   Stone Container Corporation.......................         264,062
     9,600   Temple-Inland, Inc................................         517,200
    14,600   USX Corporation...................................         481,800
    11,900   Union Camp Corporation............................         590,537
    23,100   Union Carbide Corporation.........................       1,232,962
    12,600   W.R. Grace Co.....................................         214,987
    17,400   Westvaco Corporation..............................         491,550

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             INDUSTRIAL MATERIALS -- (CONTINUED)
    34,000   Weyerhaeuser Company..............................  $    1,570,375
    18,900   Willamette Industries, Inc........................         604,800
    16,400   Worthington Industries, Inc.......................         247,025
                                                                 --------------
                                                                     64,098,896
                                                                 --------------
             MANUFACTURING -- 2.4%
     4,800   Aeroquip-Vickers, Inc.............................         280,200
    19,900   Avery Dennison Corporation........................       1,069,625
     5,100   Ball Corporation..................................         204,956
    12,800   Case Corporation..................................         617,600
    62,300   Caterpillar, Inc..................................       3,294,112
     6,800   Cincinnati Milacron, Inc..........................         165,325
    20,600   Cooper Industries, Inc............................       1,131,712
    39,400   Corning Incorporated..............................       1,369,150
     7,800   Crane Co..........................................         378,787
     6,500   Cummins Engine Company, Inc.......................         333,125
    17,900   Dana Corporation..................................         957,650
    42,500   Deere & Company...................................       2,247,187
    37,800   Dover Corporation.................................       1,294,650
    12,200   Eaton Corporation.................................         948,550
     8,100   Harnischfeger Industries, Inc.....................         229,331
    21,700   Honeywell, Inc....................................       1,813,306
    42,500   Illinois Tool Works, Inc..........................       2,834,218
    28,150   Ingersoll-Rand Company............................       1,240,359
    69,500   Minnesota Mining & Manufacturing Company..........       5,712,031
     1,400   NACCO Industries, Inc.............................         180,950
    12,300   Navistar International Corporation................         355,162
    13,300   PACCAR, Inc.......................................         694,925
    18,850   Parker-Hannifin Corporation.......................         718,656
     8,300   Perkin-Elmer Corporation (The)....................         516,156
    29,000   Tenneco, Inc......................................       1,103,812
    27,100   Thermo Electron Corporation.......................         926,481
    10,700   Timken Company (The)..............................         329,693
    99,100   Tyco International, Ltd...........................       6,243,300
                                                                 --------------
                                                                     37,191,009
                                                                 --------------
             MEDIA & SERVICES -- 4.4%
    97,300   Airtouch Communications, Inc......................       5,685,968
  *122,100   CBS Corporation...................................       3,876,675
   *21,000   Clear Channel Communications, Inc.................       2,291,625
    27,600   Cognizant Corporation.............................       1,738,800
    62,600   Comcast Corporation Class A.......................       2,541,168
    29,000   Dun & Bradstreet Corporation (The)................       1,047,625
    16,400   Dow Jones & Company, Inc..........................         914,300
    48,300   Gannett Co., Inc..................................       3,432,318
    12,000   Harcourt General, Inc.............................         714,000
    72,900   HBO & Company.....................................       2,569,725
    23,150   Interpublic Group of Companies, Inc. (The)........       1,404,915
    12,500   King World Productions, Inc.......................         318,750
    13,500   Knight-Ridder, Inc................................         743,343
    16,900   McGraw-Hill Companies, Inc. (The).................       1,378,406
   103,200   Mediaone Group Inc................................       4,534,350
     9,000   Meredith Corporation..............................         422,437
    16,300   New York Times Company (The)......................       1,291,775
    46,500   Nextel Communications Inc.........................       1,156,687
    28,900   Omnicom Group, Inc................................       1,441,387
    86,200   TCI Communications, Inc...........................       3,313,312
   100,400   Time Warner, Inc..................................       8,577,925
    15,100   Times Mirror Co.-Class A..........................         949,412
    20,900   Tribune Co........................................       1,438,181
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
             MEDIA & SERVICES -- (CONTINUED)
    60,100   Viacom, Inc.-Class B..............................  $    3,500,825
   115,900   Walt Disney Company (The).........................      12,176,743
                                                                 --------------
                                                                     67,460,652
                                                                 --------------
             REAL ESTATE -- 0.0%
     7,200   Pulte Corporation.................................         215,100
                                                                 --------------
             RETAIL -- 6.2%
       493   Abercrombie & Fitch...............................          21,691
    41,800   Albertson's, Inc..................................       2,165,762
    12,400   American Greetings Corporation....................         631,625
    46,500   American Stores Company...........................       1,124,718
    25,800   AutoZone, Inc.....................................         823,987
    65,000   CVS Corporation...................................       2,530,937
   144,745   Cendant Corporation...............................       3,021,551
    16,800   Circuit City Stores...............................         787,500
    18,300   Consolidated Stores Corporation...................         663,375
    36,500   Costco Companies, Inc.............................       2,301,781
    74,300   Dayton Hudson Corporation.........................       3,603,550
    18,900   Dillard's, Inc....................................         783,168
    35,700   Federated Department Stores, Inc..................       1,921,106
    67,350   Gap Inc...........................................       4,150,443
    10,200   Giant Food, Inc...................................         439,237
     8,500   Great Atlantic & Pacific Tea Company, Inc.
               (The)...........................................         214,906
   124,450   Home Depot, Inc. (The)............................      10,337,128
    42,600   J.C. Penney Company, Inc..........................       3,080,512
     6,600   Jostens, Inc......................................         159,225
    83,100   Kmart Corporation.................................       1,599,675
    43,400   Kroger Company (The)..............................       1,860,775
    38,400   Limited Inc. (The)................................       1,272,000
     6,600   Longs Drug Store Corporation......................         190,575
    59,600   Lowe's Companies, Inc.............................       2,417,525
    39,300   May Department Stores Company (The)...............       2,574,150
   117,200   McDonald's Corporation............................       8,086,800
     6,300   Mercantile Stores Company, Inc....................         497,306
    13,200   Nordstrom, Inc....................................       1,019,700
    10,800   Pep Boys - Manny, Moe & Jack (The)................         204,525
    43,800   Rite Aid Corporation..............................       1,645,237
    66,700   Sears Roebuck & Co................................       4,072,868
    55,000   TJX Companies, Inc. (The).........................       1,326,875
    17,600   Tandy Corporation.................................         933,900
    47,400   Toys "R" Us, Inc..................................       1,116,862
    22,900   Venator Group Inc.................................         437,962
    84,200   Walgreen Co.......................................       3,478,512
   382,000   Wal-Mart Stores, Inc..............................      23,206,500
    25,300   Winn-Dixie Stores, Inc............................       1,295,043
                                                                 --------------
                                                                     95,998,992
                                                                 --------------
             SOFTWARE & SERVICES -- 4.2%
     7,900   Autodesk, Inc.....................................         305,137
    50,900   Automatic Data Processing, Inc....................       3,709,337
   *12,300   Ceridian Corporation..............................         722,625
    92,950   Computer Associates International, Inc............       5,164,534
   *26,500   Computer Sciences Corporation.....................       1,696,000
    75,700   First Data Corporation............................       2,521,756
  *418,600   Microsoft Corporation.............................      45,365,775
    59,700   Novell, Inc.......................................         761,175
   165,450   Oracle Corporation................................       4,063,865
    45,900   Parametric Technology Corporation.................       1,245,037
                                                                 --------------
                                                                     65,555,241
                                                                 --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INDEX HLS, FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------
 COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 1.1%
    31,000   AMR Corporation...................................  $    2,580,750
    26,600   Burlington Northern Santa Fe Corporation..........       2,611,787
    37,100   CSX Corporation...................................       1,688,050
    12,700   Delta Air Lines, Inc..............................       1,641,475
    24,960   FDX Corporation...................................       1,566,240
    55,700   Laidlaw, Inc......................................         678,843
    64,200   Norfolk Southern Corporation......................       1,913,962
    13,000   Ryder Systems, Inc................................         410,312
    37,600   Southwest Airlines Co.............................       1,113,900
    42,100   Union Pacific Corporation.........................       1,857,662
    17,100   US Airways Group, Inc.............................       1,355,175
                                                                 --------------
                                                                     17,418,156
                                                                 --------------
             UTILITIES -- 9.2%
   276,500   AT&T Corp.........................................      15,795,062
    31,300   Alltel Corporation................................       1,455,450
    23,300   Ameren Corporation................................         926,175
    32,300   American Electric Power...........................       1,465,612
   186,100   Ameritech Corporation.............................       8,351,237
    25,100   Baltimore Gas & Electric Company..................         779,668
   264,362   Bell Atlantic Corporation.........................      12,061,516
   168,800   BellSouth Corporation.............................      11,330,700
    25,600   Carolina Power and Light Company..................       1,110,400
    36,100   Central and Southwest Corporation.................         970,187
    26,800   CINergy Corp......................................         938,000
    14,200   Columbia Gas System, Inc. (The)...................         789,875
    40,000   Consolidated Edison Company of New York, Inc......       1,842,500
    24,700   DTE Energy Co.....................................         997,262
    32,900   Dominion Resources, Inc...........................       1,340,675
    61,252   Duke Energy Corporation...........................       3,629,181
     3,500   Eastern Enterprises...............................         150,062
    61,600   Edison International..............................       1,821,050
    55,900   Enron Corp........................................       3,022,093
    41,500   Entergy Corporation...............................       1,193,125
    31,000   FPL Group, Inc....................................       1,953,000
    39,200   Firstenergy Corp..................................       1,205,400
    29,100   Frontier Corporation..............................         916,650
    21,600   GPU, Inc..........................................         816,750
   163,000   GTE Corporation...................................       9,066,875
    50,292   Houston Industries, Inc...........................       1,552,765
   123,000   MCI Communications Corporation....................       7,149,375
     8,200   NICOR, Inc........................................         329,025
    28,300   Niagara Mohawk Power Corporation..................         422,731
    25,300   Northern States Power Company.....................         724,212
     5,300   Oneok, Inc........................................         211,337
    64,900   PG & E Corporation................................       2,048,406
    28,200   PP & L Resources, Inc.............................         639,787
    50,500   Pacificorp........................................       1,142,562
    37,800   Peco Energy Company...............................       1,103,287
     6,000   Peoples Energy Corporation........................         231,750
    39,400   Public Service Enterprise Group, Inc..............       1,356,837
   312,120   SBC Communications, Inc...........................      12,484,800
    18,700   Sonat, Inc........................................         722,287
   118,300   Southern Company (The)............................       3,275,431
    73,200   Sprint Corporation................................       5,160,600
    47,715   Texas Utilities Company...........................       1,986,136
    87,944   U.S. West, Inc....................................       4,133,349
    36,900   Unicom Corporation................................       1,293,806
    72,100   Williams Companies, Inc. (The)....................       2,433,375
   175,400   WorldCom, Inc.....................................       8,495,937
                                                                 --------------
                                                                    140,826,300
                                                                 --------------
                                                                     MARKET
  SHARES                                                             VALUE
 ---------                                                       --------------

             WASTE MANAGEMENT -- 0.3%
    31,400   Browning-Ferris Industries, Inc...................  $    1,091,150
    80,804   Waste Management, Inc.............................       2,828,140
                                                                 --------------
                                                                      3,919,290
                                                                 --------------
             Total common stocks...............................  $1,523,061,013
                                                                 --------------
                                                                 --------------
 PRINCIPAL
  AMOUNT
 ---------
 SHORT-TERM SECURITIES -- 1.2%
             COMMERCIAL PAPER -- 0.0%
 $ 200,000     5.01% due 09/24/98..............................  $      197,829
   150,000     5.07% due 09/17/98..............................         148,352
                                                                 --------------
                                                                        346,181
                                                                 --------------
             U.S. TREASURY BILLS -- 0.3%
   500,000     4.98% due 08/20/98..............................         496,541
   700,000     5.00% due 08/20/98..............................         695,216
   500,000     5.01% due 09/17/98..............................         494,085
 1,500,000     5.03% due 08/20/98..............................       1,489,520
   500,000     5.05% due 08/20/98..............................         496,493
    50,000     5.055% due 08/20/98.............................          49,648
   250,000     5.065% due 08/20/98.............................         248,241
                                                                 --------------
                                                                      3,969,744
                                                                 --------------
             REPURCHASE AGREEMENT -- 0.9%
 13,616,000  Interest in $131,291,000 joint repurchase
               agreement with State Street Bank dated 06/30/98
               at 5.9%, to be repurchased at $13,618,232 on
               07/01/98; (collateralized by $131,291,000 U.S.
               Treasury Bonds 6.5% due 11/15/26)...............      13,616,000
                                                                 --------------
             Total short-term securities.......................  $   17,931,925
                                                                 --------------
                                                                 --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,030,184,572)..............   98.5%   $1,523,061,013
Total short-term securities (cost $17,931,929).........    1.2        17,931,925
                                                         ------   --------------
Total investment in securities (total cost
  $1,048,116,501)......................................   99.7     1,540,992,938
Excess of cash, receivables and other assets over
  liabilities..........................................    0.3         5,567,111
                                                         ------   --------------
Net assets (applicable to $3.30 per share based on
  468,649,820 shares outstanding)......................  100.0%   $1,546,560,049
                                                         ------   --------------
                                                         ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 1,000,000,000 shares
  authorized; 468,649,820 shares outstanding...................   $   46,864,982
Capital surplus................................................      991,480,960
Accumulated undistributed net investment income................        8,315,909
Accumulated undistributed net realized gain on investments.....
                                                                       6,882,368
Unrealized appreciation of futures contracts**.................          139,393
Unrealized appreciation of investments.........................      492,876,437
                                                                  --------------
Net assets, applicable to shares outstanding...................   $1,546,560,049
                                                                  --------------
                                                                  --------------

 * Non-income producing during period.

** The Fund had 66 Standard & Poor's 500 September 1998 futures contracts open
   June 30, 1998. The contracts had a value of $18,859,500.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                  MARKET
   SHARES                                         VALUE
 -----------                                  --------------
 COMMON STOCKS -- 88.1%
              ARGENTINA -- 0.3%
     116,600  Telefonica De Argentina-ADR...  $    3,782,212
                                              --------------
              AUSTRALIA -- 3.7%
    *852,495  Amp Limited...................       9,977,413
   1,128,000  Australia & New Zealand
                Banking.....................       7,781,415
   1,289,000  CSR Ltd.......................       3,719,659
   2,200,016  News Corporation Ltd..........      17,955,833
   3,944,028  Pasminco Limited..............       3,004,065
   1,327,819  WMC Limited...................       3,996,128
                                              --------------
                                                  46,434,513
                                              --------------
              BRAZIL -- 0.6%
 109,723,896  Cia Energetica Minas..........       3,396,240
  37,023,800  Telecommunicacoes Brasileiras
                SA..........................       4,081,364
                                              --------------
                                                   7,477,604
                                              --------------
              CANADA -- 0.4%
      86,500  Canadian Natl Railway Co......       4,595,312
                                              --------------
              CHILE -- 0.2%
     106,700  Cia Telecom Chile ADR.........       2,167,343
                                              --------------
              DENMARK -- 2.2%
      89,950  Novov -- nordisk..............      12,399,653
     166,680  Unidanmark AS-A Shares
                (Reg.)......................      14,978,626
                                              --------------
                                                  27,378,279
                                              --------------
              FINLAND -- 2.0%
     765,000  Metsa-Serla-B Shares..........       7,389,978
      85,720  Nokia OYJ Class A Shares......       6,304,223
     150,100  Nokia Corp.- Sponsored ADR....      10,891,631
                                              --------------
                                                  24,585,832
                                              --------------
              FRANCE -- 15.5%
      40,308  AGF-Assurance Generale de
                France......................       2,280,731
     111,930  Alcatel Alsthom...............      22,789,475
       4,577  Allianz BCVG..................          26,609
      35,849  Assurance Generale**..........       2,028,429
     134,840  Axa UAP.......................      15,165,524
     263,521  Banque National de Paris**....      21,531,384
       4,290  Carrefour Supermarche.........       2,714,054
      66,369  Compagnie de Saint Gobain.....      12,305,539
     123,310  Elf Aquitaine.................      17,335,924
     295,110  Michelin......................      17,034,881
     239,558  Rhone-Poulenc SA..............      13,511,228
     108,514  Societe Generale Class A......      22,560,609
     113,343  Total SA B Shares.............      14,734,894
     145,280  Vivendi.......................      31,021,432
                                              --------------
                                                 195,040,713
                                              --------------
              GERMANY -- 12.0%
      28,220  Adidas AG.....................       4,877,825
     742,650  Bayer AG......................      38,304,383
     337,850  Dresdner Bank AG..............      18,211,737
     302,560  Hoechst AG....................      15,102,572
      27,610  Karstadt AG...................      13,338,208
      36,470  M.A.N. AG.....................      14,183,633
     172,290  Mannesmann AG.................      17,476,844

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              GERMANY -- (CONTINUED)
    *162,240  Metallgesellschaft AG.........  $    3,325,632
     193,290  Siemans AG....................      11,757,807
     201,920  Veba AG.......................      13,759,386
                                              --------------
                                                 150,338,027
                                              --------------
              HONG KONG -- 0.4%
  *1,058,000  Cheung Kong Holdings Ltd......       5,202,220
                                              --------------
              IRELAND -- 0.4%
   1,835,877  Smurfit (Jefferson) Group.....       5,529,011
                                              --------------
              ITALY -- 1.5%
     126,300  Gucci Group Registerd
                Shares......................       6,693,900
   1,617,400  Telecom Italia Spa............      11,906,093
                                              --------------
                                                  18,599,093
                                              --------------
              JAPAN -- 9.2%
      70,700  Advantest Corp................       3,800,280
     201,000  Dai Nippon Printing...........       3,207,947
   1,265,000  Daiwa Securities, Inc.........       5,441,545
     283,000  Fuji Machine Manufacturing
                Co..........................       7,503,980
     331,000  Fuji Photo Film Co............      11,519,471
     510,000  Jusco Co. Ltd.................       9,352,234
     171,000  Kao Corp......................       2,636,739
     101,000  Mabuchi Motor Co. Ltd.........       6,404,149
     170,000  Matsumotokiyoshi..............       5,977,590
     406,000  Matsushita Electric Industrial
                Co..........................       6,523,614
      10,480  Nippon Telegraph &
                Telephone...................       8,683,934
     556,000  Olympus Optical...............       4,831,472
     *62,000  Rohm Company, Ltd.............       6,365,961
     466,000  Sanwa Bank Ltd................       4,166,919
      10,400  Shohkoh Fund..................       2,555,319
     174,700  Sony Corporation..............      15,042,438
       4,600  Square Co. Ltd................         122,635
   2,023,000  Toshiba Corporation...........       8,264,876
      99,000  Uni-Charm Corporation.........       3,666,534
                                              --------------
                                                 116,067,637
                                              --------------
              MEXICO -- 1.9%
   1,680,000  Coca Cola Femsa SA............       2,947,500
   1,539,500  Grupo Financiero Banamex......       2,924,362
     193,500  Grupo Televisa SA.............       3,654,059
   1,635,700  Kimberly-Clark................       5,695,741
     169,100  Telefonos de Mexico SA ADR....       8,127,368
                                              --------------
                                                  23,349,030
                                              --------------
              NETHERLANDS -- 7.2%
     323,957  ING Groep N.V.................      21,212,567
     214,000  Kon Knp N.V...................      13,600,246
     326,400  Philips Electronics N.V.......      27,437,713
     109,000  Royal Dutch Petroleum.........       5,974,562
     293,900  Unilever NV-CVA...............      23,318,723
                                              --------------
                                                  91,543,811
                                              --------------
              NEW ZEALAND -- 0.3%
     107,150  Telecom Corp. New Zealand
                ADR.........................       3,509,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
 COMMON STOCKS -- (CONTINUED)
              NEW ZEALAND -- (CONTINUED)
     272,000  Telecom Corp. New Zealand
                Ltd.........................  $      581,709
                                              --------------
                                                   4,090,871
                                              --------------
              NORWAY -- 0.4%
     356,500  Saga Petroleum................       5,482,085
                                              --------------
              PHILLIPINES -- 0.2%
   2,565,600  Ayala Land Inc................         738,300
     579,000  Manila Electric Co............       1,527,334
                                              --------------
                                                   2,265,634
                                              --------------
              SINGAPORE -- 0.3%
   1,732,000  Overseas Union Bank...........       3,793,117
                                              --------------
              SOUTH AFRICA -- 0.0%
      27,600  De Beers-Centenary............         488,369
                                              --------------
              SPAIN -- 3.3%
      52,600  Banco Popular Espanol.........       4,494,140
     237,000  Banco Santander SA............       6,076,326
     510,900  Endesa SA.....................      11,196,481
     137,872  Telefonica De Espana SA ADR...      19,172,825
                                              --------------
                                                  40,939,772
                                              --------------
              SWEDEN -- 3.1%
   1,752,470  Nordbanken Holding AB.........      12,855,194
     142,350  Pharmacia & Upjohn............       6,550,820
      94,300  Sparbanken Sverige AB-A
                Shares......................       2,837,887
     552,660  Volvo.........................      16,458,636
                                              --------------
                                                  38,702,537
                                              --------------
              SWITZERLAND -- 4.6%
       2,840  Cie Financial Richemont.......       3,716,613
      64,840  Credit Suisse Group...........      14,427,308
      17,550  Holderbank Financial Glarus
                B...........................      22,330,732
       8,119  Nestle SA (Reg.)..............      17,374,790
                                              --------------
                                                  57,849,443
                                              --------------
              THAILAND -- 0.0%
     450,500  Bangkok Bank..................         553,805
                                              --------------
              UNITED KINGDOM -- 18.4%
     952,110  Allied Irish Banks PLC........      13,765,196
   1,074,300  B.A.T. Industries PLC.........      10,727,943
     630,114  Bass PLC......................      11,775,080
     317,004  BOC Group PLC.................       4,326,580
   1,164,711  British Petroleum Co. PLC.....      16,955,490
     560,100  British Telecom Co. PLC.......       6,892,143
     682,263  BTR PLC.......................       1,938,051
   1,174,900  Compass Group PLC.............      13,526,228
     157,015  Cookson Group PLC.............         539,678
   1,104,092  Diageo PLC....................      13,143,952
     198,000  Granada Group PLC.............       3,647,211
     853,300  Great Universal Stores........      11,254,607
     512,100  HSBC Holdings PLC.............      12,996,030
     491,500  Lloyds TSB Group PLC..........       6,863,975
     336,700  Marks & Spencer PLC...........       3,072,961
     420,100  Next PLC......................       3,616,838
     755,488  PowerGen PLC..................      10,462,426
     794,142  Reckitt & Colman PLC..........      15,158,314
   SHARES                                         MARKET
 -----------                                      VALUE
                                              --------------
              UNITED KINGDOM -- (CONTINUED)
     630,881  Royal & Sun Alliance Insurance
                Group.......................  $    6,436,809
     370,400  Royal Bank of Scotland
                Group.......................       6,421,156
     289,700  Siebe PLC.....................       5,795,546
   1,897,085  SmithKline Beecham PLC........      23,090,791
     570,800  Standard Chartered PLC........       6,480,952
   1,832,900  WPP Group PLC.................      12,064,588
     235,600  Zeneca Group PLC..............      10,122,301
                                              --------------
                                                 231,074,846
                                              --------------
              Total common stocks...........  $1,107,331,916
                                              --------------
                                              --------------
 PREFERRED STOCKS -- 3.4%
              BRAZIL -- 0.8%
   8,644,900  Banco Itau SA.................  $    4,895,707
  50,459,900  Cia Brasileiro Distribution...       1,103,776
  19,211,000  Petroleo Brasileiro...........       3,571,104
                                              --------------
                                                   9,570,587
                                              --------------
              GERMANY -- 2.4%
     104,810  Henkel........................      10,422,737
      51,100  Hornbach Holding AG...........       4,686,174
      15,470  Sap AG - Vorzug...............      10,515,973
       7,020  Sap AG........................       4,258,590
                                              --------------
                                                  29,883,474
                                              --------------
              INDIA -- 0.2%
   4,135,100  Cervejaria Brahma.............       2,558,054
                                              --------------
              Total preferred stocks........  $   42,012,115
                                              --------------
                                              --------------

  PRINCIPAL
   AMOUNT
 -----------
 SHORT-TERM SECURITIES -- 8.0%
              REPURCHASE AGREEMENT
 $101,184,000   Interest in $1,111,215,000
                joint repurchase agreement
                with State Street Bank dated
                06/30/98 at 5.8%, to be
                repurchased at $101,200,302
                on 07/01/98; (Collateralized
                by $421,318,000 U.S.
                Treasury Notes 5.75%-7.825%
                due 05/15/99-11/15/04,
                563,474,000 U.S. Treasury
                Bonds 8.00%-11.125% due
                02/15/15-08/15/25,
                121,000,000 U.S. Treasury
                Strips (principal) 0% due
                08/15/04-08/15/07 and
                5,423,000 U.S. Treasury
                Bills 0% due 08/13/98)......  $  101,184,000
                                              --------------
                                              --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $951,970,783)......    88.1%  $ 1,107,331,916
Total preferred stocks (cost $36,530,426)....     3.4        42,012,115
Total short-term securities (cost
  $101,184,000)..............................     8.0       101,184,000
                                               ------   ----------------
Total investment in securities (total cost
  $1,089,685,209)............................    99.5     1,250,528,031
Excess of cash, receivables and other assets
  over liabilities...........................     0.5         5,830,050
                                               ------   ----------------
Net assets...................................   100.0%  $ 1,256,358,081
                                               ------   ----------------
                                               ------   ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SUMMARY OF SHAREHOLDERS' EQUITY:
 Capital stock, par value $0.10 per share; 1,500,000,000
   shares authorized; 887,753,488 shares outstanding....
                                                          $   88,775,349
 Capital surplus........................................
                                                             998,738,972
 Accumulated undistributed net investment income........
                                                              12,439,328
 Accumulated net realized loss on investments...........
                                                              (4,223,955)
 Unrealized appreciation of investments.................
                                                             160,842,822
 Unrealized depreciation on translation on other assets
   and liabilities in foreign currencies................
                                                                (214,435)
                                                          --------------
 Net assets.............................................
                                                          $1,256,358,081
                                                          --------------
                                                          --------------

                                                              MARKET
                                                              VALUE
                                                             -------
 Class IA
 Net asset value per share ($1,256,074,022  DIVIDED BY
   887,475,218 shares outstanding)......................
                                                                  $1.42
                                                                  -----
                                                                  -----
 Class IB
 Net asset value per share ($284,059  DIVIDED BY 278,270
   shares outstanding)..................................
                                                                  $1.02
                                                                  -----
                                                                  -----

  * Non-income producing during period.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $23,559,813, or 2% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- 96.4%
             AEROSPACE & DEFENSE -- 1.9%
    229,300  Northrop Grumman
               Corporation.................  $   23,646,562
    297,700  United Technologies
               Corporation.................      27,537,250
                                             --------------
                                                 51,183,812
                                             --------------
             COMPUTERS & OFFICE EQUIPMENT -- 1.2%
    304,200  Xerox Corporation.............      30,914,325
                                             --------------
             CONSUMER DURABLES -- 1.3%
    533,100  Cooper Tire & Rubber
               Company.....................      10,995,187
    271,100  Ford Motor Company............      15,994,900
    163,300  TRW, Inc......................       8,920,262
                                             --------------
                                                 35,910,349
                                             --------------
             CONSUMER NON-DURABLES -- 3.1%
    199,200  Clorox Company (The)..........      18,998,700
    392,200  Colgate-Palmolive Company.....      34,513,600
    635,300  Kimberly-Clark Corporation....      29,144,387
                                             --------------
                                                 82,656,687
                                             --------------
             CONSUMER SERVICES -- 1.4%
    528,500  Eastman Kodak Company.........      38,613,531
                                             --------------
             ELECTRONICS -- 6.2%
    264,900  AMP Incorporated..............       9,105,937
  1,237,860  General Electric Company......     112,645,260
    349,600  Johnson Controls, Inc.........      19,992,750
    476,500  Thomas & Betts Corporation....      23,467,625
                                             --------------
                                                165,211,572
                                             --------------
             ENERGY & SERVICES -- 10.7%
    302,800  Ashland, Inc..................      15,632,050
    405,600  Chevron Corporation...........      33,690,150
    909,800  Eni Ads.......................      59,137,000
    254,000  Exxon Corporation.............      18,113,375
    159,100  Pennzoil Company..............       8,054,437
    181,700  Phillips Petroleum Company....       8,755,668
    519,600  Repsol S.A. ADR...............      28,578,000
    423,800  Royal Dutch Petroleum.........      23,229,537
    424,824  Sempra Energy.................      11,788,852
    731,705  Sun Company, Inc..............      28,399,312
  1,199,300  USX Corporation...............      41,150,981
    448,400  Wisconsin Energy
               Corporation.................      13,620,150
                                             --------------
                                                290,149,512
                                             --------------
             FINANCIAL SERVICES -- 17.7%
    350,700  CIGNA Corporation.............      24,198,300
    764,600  Citicorp......................     114,116,550
  1,028,700  Federal National Mortgage
               Association.................      62,493,525
    704,000  First Union Corporation.......      41,008,000
    744,750  Marsh & McLennan Companies,
               Inc.........................      45,010,828
  1,306,900  Pacific Century Financial
               Corporation.................      31,365,600
    465,700  Peoples Heritage Financial
               Group, Inc..................      11,002,162
    311,300  Pinnacle West Capital
               Corporation.................      14,008,500
  2,612,200  U.S. Bancorp..................     112,324,600
    227,700  Wachovia Corporation..........      19,240,650
                                             --------------
                                                474,768,715
                                             --------------

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
             FOOD, BEVERAGE & TOBACCO --
             5.8%
  1,317,575  Flowers Industries, Inc.......  $   26,927,939
    547,200  H.J. Heinz Company............      30,711,600
    237,400  Interstate Bakeries...........       7,878,712
    866,500  McCormick & Company,
               Incorporated................      30,950,296
    666,600  Nabisco Holdings
               Corporation.................      24,039,262
    689,100  Philip Morris Companies,
               Inc.........................      27,133,312
    311,100  Schweitzer Mauduit
               International...............       9,021,900
                                             --------------
                                                156,663,021
                                             --------------
             FOREIGN SECURITIES -- 0.3%
  2,985,522  Southcorp Limited.............       8,670,765
                                             --------------
             HEALTH CARE -- 13.0%
    899,300  Abbott Laboratories...........      36,758,887
    783,000  American Home Products
               Corporation and
               Subsidiaries................      40,520,250
    338,400  Baxter International Inc......      18,210,150
    342,700  Bristol-Myers Squibb
               Company.....................      39,389,081
    318,400  Merck & Co., Inc..............      42,586,000
  1,674,800  Pharmacia & Upjohn, Inc.......      77,250,150
  1,350,900  Warner-Lambert Company........      93,718,687
                                             --------------
                                                348,433,205
                                             --------------
             INDUSTRIAL MATERIALS -- 4.4%
    181,100  Aluminum Company of America...      11,941,281
    112,500  BetzDearborn, Inc.............       4,746,093
    154,700  BOC Group PLC-Sponsored ADR...       4,196,237
    394,200  Calgon Carbon Corporation.....       3,917,362
   *422,400  du Pont (E.I.) de Nemours &
               Co..........................      31,521,600
    105,000  Eastman Chemical Co...........       6,536,250
   *125,800  Georgia-Pacific (Timber
               Group)......................       2,901,262
    159,700  Georgia-Pacific Corporation...       9,412,318
     75,700  Imperial Chemical ADR.........       4,882,650
    321,000  International Paper Company...      13,803,000
    268,750  RPM, Inc......................       4,568,750
    315,300  Temple-Inland, Inc............      16,986,787
    127,100  Witco Chemical Corp...........       3,717,675
                                             --------------
                                                119,131,265
                                             --------------
             INSURANCE--PROPERTY & CASUALTY -- 0.9%
    323,800  Exel Limited..................      25,195,687
                                             --------------
             MANUFACTURING -- 1.8%
    203,500  Deere & Company...............      10,760,062
    169,100  Eaton Corporation.............      13,147,525
    306,800  Minnesota Mining &
               Manufacturing Company.......      25,215,125
                                             --------------
                                                 49,122,712
                                             --------------
             MEDIA & SERVICES -- 1.7%
     93,200  Cognizant Corp................       5,871,600
    562,700  Gannett Co., Inc..............      39,986,868
                                             --------------
                                                 45,858,468
                                             --------------
             REAL ESTATE -- 3.0%
    277,200  Kimco Realty Corporation
               (REIT)......................      11,365,200
    390,400  Liberty Property Trust
               (REIT)......................       9,979,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                         MARKET
-----------                                      VALUE
                                             --------------
COMMON STOCKS -- (CONTINUED)
             REAL ESTATE -- (CONTINUED)
    235,100  Nationwide Health Properties,
               Inc. (REIT).................  $    5,613,012
    488,800  Security Capital Pacific
               Trust.......................      10,998,000
    527,400  Spieker Properties, Inc.......      20,436,750
    427,100  Starwood Hotels & Resorts
               (REIT)......................      20,634,268
    122,800  Sunstone Hotel Investors, Inc.
               (REIT)......................       1,634,775
                                             --------------
                                                 80,661,605
                                             --------------
             RETAIL -- 4.1%
    438,100  American Greetings
               Corporation.................      22,315,718
    408,900  J.C. Penney Company, Inc......      29,568,581
    877,300  May Department Stores Company
               (The).......................      57,463,150
                                             --------------
                                                109,347,449
                                             --------------
             SOFTWARE & SERVICES -- 0.2%
     49,500  Microsoft Corporation.........       4,702,500
                                             --------------
             UTILITIES -- 17.3%
    204,900  AT&T Corp.....................      11,704,912
    656,100  Ameritech Corporation.........      29,442,487
    889,346  Bell Atlantic Corporation.....      40,576,411
    711,500  BellSouth Corporation.........      47,759,437
    245,600  CINergy Corp..................       8,596,000
    222,600  Columbia Gas System, Inc.
               (The).......................      12,382,125
    534,000  Duke Energy Corporation.......      31,639,500
    546,600  El Paso Natural Gas Company...      20,907,450
    492,200  Endesa SA.....................      10,643,825
    692,500  GPU, Inc......................      26,185,156
   *541,400  MCN Energy Group Inc..........      13,467,325
    330,700  Montana Power Company.........      11,491,825
    480,300  National Power PLC-Sponsored
               ADR.........................      17,711,062
    291,800  New England Electric System...      12,620,350
    664,800  NIPSCO Industries Inc.........      18,614,400
    525,200  Northern States Power
               Company.....................      15,033,850
    255,900  PowerGen PLC Sponsored ADR....      14,426,362
  1,015,400  SBC Communications Inc........      40,616,000
    726,400  Southern Company (The)........      20,112,200
    420,200  Sprint Corporation............      29,624,100
    324,000  Texas Utilities Company.......      13,486,500
   *328,781  WorldCom, Inc.................      15,925,329
                                             --------------
                                                462,966,606
                                             --------------
             WASTE MANAGEMENT -- 0.4%
   *215,900  Waste Management, Inc.........       7,556,500
                                             --------------
             Total common stocks...........  $2,587,718,286
                                             --------------
                                             --------------
CONVERTIBLE PREFERRED STOCKS -- 2.0%
             AEROSPACE & DEFENSE -- 1.0%
     58,900  Loral Space & Communications,
               Ltd.
               Cv Pfd......................  $    4,454,312
    283,600  Loral Space & Communications,
               Ltd.........................      21,447,250
                                             --------------
                                                 25,901,562
                                             --------------
             MEDIA & SERVICES -- 1.0%
    336,600  American Radio Systems
               Corporation**...............      26,591,400
                                             --------------
             Total convertible preferred
               stocks......................  $   52,492,962
                                             --------------
                                             --------------
WARRANTS -- 0.0%
    *18,794  Security Capital Group........  $        6,460
                                             --------------
                                             --------------
 PRINCIPAL                                       MARKET
  AMOUNT                                         VALUE
-----------                                  --------------
SHORT-TERM SECURITIES -- 2.3%

             REPURCHASE AGREEMENT
$61,082,000  Interest in $1,111,215,000
               joint repurchase agreement
               with State Street Bank dated
               06/30/98 at 5.8%, to be
               repurchased at $61,091,841
               on 07/01/98; (collateralized
               by $421,318,000 U.S.
               Treasury Notes 5.75%-7.825%
               due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury
               Bonds 8.00%-11.125% due
               02/15/15-08/15/25,
               121,000,000 U.S. Treasury
               Strips (principal) 0% due
               08/15/04-08/15/07 and
               5,423,000 U.S. Treasury
               Bills 0% due 08/13/98)......  $   61,082,000
                                             --------------
                                             --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,113,358,302)....   96.4 %  $2,587,718,286
Total convertible preferred stocks
  (cost $36,015,463).........................    2.0        52,492,962
Total warrants (cost $0).....................    0.0             6,460
Total short-term securities (cost
  $61,082,000)...............................    2.3        61,082,000
                                               ------   --------------
Total investment in securities (total cost
  $2,210,455,765)............................  100.7     2,701,299,708
Excess of liabilities over cash, receivables
  and other assets...........................   (0.7)      (18,602,980)
                                               ------   --------------
Net assets...................................  100.0 %  $2,682,696,728
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 1,285,871,318
  shares outstanding.................................   $  128,587,132
Capital surplus......................................    1,948,277,085
Accumulated undistributed net investment income......       21,897,287
Accumulated undistributed net realized gain on
  investments........................................       93,249,066
Unrealized appreciation of investments...............      490,843,943
Unrealized depreciation of option contracts..........         (147,198)
Unrealized depreciation on translation on other
  assets and liabilities in foreign currencies.......          (10,587)
                                                        --------------
Net assets...........................................   $2,682,696,728
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($2,679,882,266  DIVIDED BY
  1,283,024,906 shares outstanding)....................  $2.09
                                                         -----
                                                         -----
Class IB
Net asset value per share ($2,814,462  DIVIDED BY
  2,846,412 shares outstanding)........................  $0.99
                                                         -----
                                                         -----

 * Non-income producing during period.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $26,591,400 or 1% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                        WRITTEN OPTIONS AT JUNE 30, 1998

                                                                                          UNREALIZED
                                                    NUMBER OF      PREMIUM     MARKET    APPRECIATION
DESCRIPTION                                         CONTRACTS     RECEIVED      VALUE    (DEPRECIATION)
------------------------------------------------  -------------  -----------  ---------  -------------
American Home Products July 1998 Strike Price 55          783     $  49,007   $  19,575    $  29,432
Ford Motor Company July 1998 Strike Price 60              271        16,157      32,181      (16,024)
Merck & Co. July 1998 Strike Price 135                    318        25,609      79,500      (53,891)
Nabisco Holdings Co. July 1998 Strike Price 40          1,350        77,460      67,500        9,960
Phillip Morris Companies July 1998 Strike Price
42.5                                                      336        18,902       6,300       12,602
Warner-Lambert Company July 1998 Strike Price 70        1,125        93,682     246,094     (152,412)
Warner-Lambert Company July 1998 Strike Price 75          225        16,424      16,875         (451)
Xerox July 1998 Strike Price 115                          115        27,386       3,800       23,586
                                                                                         -------------
                                                                                           $(147,198)
                                                                                         -------------
                                                                                         -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                                MARKET
     SHARES                                                      VALUE
-----------------                                            -------------
COMMON STOCKS -- 59.4%
                   ARGENTINA -- 0.2%
           15,800  Telefonica de Argentina - ADR...........  $     512,512
                                                             -------------
                   AUSTRALIA -- 2.4%
         *114,212  Amp Limited**...........................      1,336,712
          164,866  Australia & New Zealand Banking Group
                     Ltd...................................      1,137,314
          155,000  CSR Ltd.................................        447,282
          294,669  News Corporation Ltd....................      2,404,994
          512,844  Pasminco Limited........................        390,620
          164,056  WMC Limited.............................        493,733
                                                             -------------
                                                                 6,210,655
                                                             -------------
                   BRAZIL -- 0.5%
        1,145,900  Banco Itau SA...........................        648,936
        6,449,400  Cia Brasileiro Distribution.............        141,076
        2,276,000  Petroleo Brasileiro.....................        423,082
                                                             -------------
                                                                 1,213,094
                                                             -------------
                   CANADA -- 0.1%
            9,600  Canadian National Railway Company.......        510,000
                                                             -------------
                   CHILE -- 0.1%
           13,200  Cia Telecom Chile ADR...................        268,125
                                                             -------------
                   DENMARK -- 1.4%
           11,530  Novov-Nordisk A/S - B Shares............      1,589,416
           21,880  UniDanmark A/S - A Shares (Reg.)........      1,966,236
                                                             -------------
                                                                 3,555,652
                                                             -------------
                   FINLAND -- 1.3%
           95,700  Metsa-Serla - B Shares..................        924,471
           22,870  Nokia OYJ Class A Shares................      1,681,959
            9,600  Nokia Corp. - Sponsored ADR.............        696,600
                                                             -------------
                                                                 3,303,030
                                                             -------------
                   FRANCE -- 10.1%
            6,296  AGF-Assurance Generale de France........        356,244
           15,790  Alcatel Alsthom.........................      3,214,918
              483  Allianz Bcvg Warrant....................          2,808
            1,727  Assurance Generale**....................         97,718
           19,180  Axa-UAP.................................      2,157,184
           35,490  Banque Nationale de Paris**.............      2,899,764
              560  Carrefour Supermarche...................        354,282
            8,767  Compagnie de Saint Gobain...............      1,625,497
           16,890  Elf Aquitaine...........................      2,374,533
           39,690  Michelin................................      2,291,059
           32,351  Rhone-Poulenc - A Shares................      1,824,617
           14,657  Societe Generale - A....................      3,047,264
           15,679  Total S.A. - B Shares...................      2,038,312
           20,240  Vivendi.................................      4,321,818
                                                             -------------
                                                                26,606,018
                                                             -------------
                   GERMANY -- 9.1%
            3,770  Adidas AG...............................        651,644
           99,790  Bayer AG................................      5,146,966
           45,330  Dresdner Bank AG........................      2,443,504
           14,150  Henkel AG...............................      1,407,134
           40,860  Hoechst AG..............................      2,039,566
            6,760  Hornbach Holding AG.....................        619,811
            3,415  Karstadt AG.............................      1,649,763
            4,900  M.A.N. AG...............................      1,905,670
           23,100  Mannesmann AG...........................      2,343,230
          *21,070  Metallgesellschaft AG...................        431,897

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   GERMANY -- (CONTINUED)
              900  Sap AG..................................  $     545,973
            2,150  Sap AG-Vorzug...........................      1,461,496
           26,100  Siemans AG..............................      1,587,659
           27,190  Veba AG.................................      1,852,801
                                                             -------------
                                                                24,087,114
                                                             -------------
                   HONG KONG -- 0.3%
         *138,000  Cheung Kong Holdings Ltd................        678,550
                                                             -------------
                   INDIA -- 0.6%
          548,100  Cervejaria Brahma.......................        339,065
       14,543,712  Cia Energetica Minas....................        450,165
        5,949,900  Telecomun Brasileiras SA................        655,894
                                                             -------------
                                                                 1,445,124
                                                             -------------
                   IRELAND -- 0.3%
          237,184  Smurfit (Jefferson) Group...............        714,314
                                                             -------------
                   ITALY -- 1.0%
           16,800  Gucci Group NV..........................        890,400
          223,344  Telecom Italia S.p.A....................      1,644,095
                                                             -------------
                                                                 2,534,495
                                                             -------------
                   JAPAN -- 5.9%
           10,900  Advantest Corp..........................        585,898
           28,000  Dai Nippon Printing.....................        446,878
          167,000  Daiwa Securities, Inc...................        718,370
           37,000  Fuji Machine Manufacturing Company......        981,085
           45,000  Fuji Photo Film Co......................      1,566,091
           68,000  Jusco Co. Ltd...........................      1,246,964
           23,000  Kao Corp................................        354,649
           13,000  Mabuchi Motor Co., Ltd..................        824,296
           22,600  Matsumotokiyoshi........................        794,667
           55,000  Matsushita Electric Industrial Co.......        883,740
            1,390  Nippon Telegraph & Tel..................      1,151,781
           73,000  Olympus Optical.........................        634,348
           *8,000  Rohm Company Limited....................        821,414
           57,000  Sanwa Bank Ltd..........................        509,687
            1,400  Shohkoh Fund............................        343,985
           23,800  Sony Corporation........................      2,049,284
              500  Square Co. Ltd..........................         13,329
          282,000  Toshiba Corporation.....................      1,152,098
           12,400  Uni-Charm Corporation...................        459,242
                                                             -------------
                                                                15,537,806
                                                             -------------
                   MEXICO -- 1.2%
          227,600  Coca Cola Femsa SA Series L.............        399,316
          201,800  Grupo Financiero Banamex................        383,329
           27,200  Grupo Televisa SA.......................        513,536
          204,200  Kimberly-Clark de Mexico SA de CV Class
                     A.....................................        711,053
           22,400  Telefonos de Mexico S.A. - ADR..........      1,076,600
                                                             -------------
                                                                 3,083,916
                                                             -------------
                   NETHERLANDS -- 4.7%
           43,591  ING Groep NV............................      2,854,320
           28,370  Kon KNP NV..............................      1,802,985
           44,100  Philips Electronics NV..................      3,707,117
           14,800  Royal Dutch Petroleum Co................        811,225
           39,600  Unilever NV-CVA.........................      3,141,957
                                                             -------------
                                                                12,317,604
                                                             -------------
                   NEW ZEALAND -- 0.1%
            9,600  Telecom Corp. New Zealand Ltd. ADR......        314,400

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
COMMON STOCKS -- (CONTINUED)
                   NEW ZEALAND -- (CONTINUED)
           35,200  Telecom Corp. New Zealand Ltd...........  $      75,280
                                                             -------------
                                                                   389,680
                                                             -------------
                   NORWAY -- 0.3%
           46,000  Saga Petroleum AS Class A Shares........        707,365
                                                             -------------
                   PHILIPPINES -- 0.1%
          309,600  Ayala Land, Inc.........................         89,093
           71,500  Manila Electric Company, Class B........        188,608
                                                             -------------
                                                                   277,701
                                                             -------------
                   SINGAPORE -- 0.2%
          230,000  Overseas Union Bank (Foreign Reg).......        503,704
                                                             -------------
                   SOUTH AFRICA -- 0.0%
            3,500  De Beers - Centenary....................         61,918
                                                             -------------
                   SPAIN -- 2.2%
            6,925  Banco Popular Espanol...................        591,671
           31,200  Banco Santander S.A.....................        799,921
           73,400  Endesa S.A..............................      1,608,576
           20,027  Telefonica de Espana S.A. - ADR.........      2,785,004
                                                             -------------
                                                                 5,785,172
                                                             -------------
                   SWEDEN -- 2.1%
          231,160  Nordbanken Holding AB...................      1,695,667
           19,160  Pharmacia & Upjohn ADR..................        881,726
           16,200  Sparbanken Sverige AB-A Shares..........        487,526
           80,160  Volvo AB................................      2,387,225
                                                             -------------
                                                                 5,452,144
                                                             -------------
                   SWITZERLAND -- 3.0%
              380  Cie Financ Richemont....................        497,293
            9,400  Credit Suisse Group.....................      2,091,559
            2,350  Holderbank Financial Glarus B...........      2,990,155
            1,105  Nestle S.A. (Reg).......................      2,364,717
                                                             -------------
                                                                 7,943,724
                                                             -------------
                   THAILAND -- 0.0%
           58,600  Bangkok Bank............................         72,037
                                                             -------------
                   UNITED KINGDOM -- 12.2%
          138,072  Allied Irish Banks PLC..................      1,996,185
          144,700  B.A.T. Industries PLC...................      1,444,971
           88,932  Bass PLC................................      1,661,810
           42,850  BOC Group PLC...........................        584,831
          168,939  British Petroleum Co. PLC...............      2,459,359
          114,400  British Telecom Co. PLC.................      1,407,715
           92,175  BTR.....................................        261,834
          157,900  Compass Group PLC.......................      1,817,849
           20,369  Cookson Group PLC.......................         70,010
          149,394  Diageo PLC..............................      1,778,500
           26,300  Granada Group PLC.......................        484,452
          114,700  Great Universal Stores..................      1,512,836
           69,400  HSBC Holdings PLC.......................      1,761,227
           63,800  Lloyds TSB Group PLC....................        890,990
           66,600  Marks & Spencer PLC.....................        607,838
           55,400  Next PLC................................        476,964
           85,672  PowerGen PLC............................      1,186,434
          104,720  Reckitt & Colman PLC....................      1,998,860
           83,169  Royal & Sun Alliance Insurance Group....        848,559
           48,400  Royal Bank of Scotland Group............        839,049
     SHARES                                                     MARKET
-----------------                                                VALUE
                                                             -------------
                   UNITED KINGDOM -- (CONTINUED)
           38,500  Siebe PLC...............................  $     770,205
          262,062  SmithKline Beecham......................      3,189,745
           79,100  Standard Chartered PLC..................        898,113
          243,400  WPP Group PLC...........................      1,602,117
           32,200  Zeneca Group PLC........................      1,383,438
                                                             -------------
                                                                31,933,891
                                                             -------------
                   Total common stocks.....................  $ 155,705,345
                                                             -------------
                                                             -------------
    PRINCIPAL
     AMOUNT
-----------------
CORPORATE NOTES -- 0.5%
                   INDUSTRIAL
                   Sara Lee Corporation
$       1,400,000    4.75% due 10/22/98....................  $   1,397,425
                                                             -------------
                                                             -------------
FOREIGN CORPORATE BONDS -- 0.8%
                   GERMANY -- 0.4%
                   Cades
        1,950,000    5.12% due 10/25/08....................  $   1,092,465
                                                             -------------
                   LUXEMBOURG -- 0.1%
                   Electricite de France
       32,000,000    4.75% due 12/05/01....................        259,340
                                                             -------------
                   UNITED KINGDOM -- 0.3%
                   Hyder PLC
          450,000    8.75% due 07/17/06....................        832,297
                                                             -------------
                   Total foreign corporate bonds...........  $   2,184,102
                                                             -------------
                                                             -------------
FOREIGN GOVERNMENT BONDS -- 26.2%
                   AUSTRALIA -- 2.4%
                   Australia Commonwealth
        4,210,000    9.75% due 08/15/02....................  $   2,990,787
                   Australia Commonwealth
        3,950,000    10.00% due 10/15/07...................      3,223,400
                                                             -------------
                                                                 6,214,187
                                                             -------------
                   CANADA -- 1.7%
                   Canada Government
        2,870,000    7.00% due 12/01/06....................      2,166,734
                   Canada Government
          250,000    8.00% due 09/01/27....................        230,772
                   Canada Government
        2,800,000    7.50% due 03/01/01....................      2,005,432
                                                             -------------
                                                                 4,402,938
                                                             -------------
                   DENMARK -- 3.4%
                   Denmark Bullet
       46,000,000    9.00% due 11/15/00....................      7,367,208
                   Denmark Bullet
        3,000,000    7.00% due 12/15/04....................        488,584
                   Denmark Kingdom
        6,000,000    7.00% due 11/10/24....................      1,058,569
                                                             -------------
                                                                 8,914,361
                                                             -------------
                   FRANCE -- 0.9%
                   France O.A.T.
        1,600,000    8.50% due 04/25/03....................        310,815
                   France O.A.T.
       10,000,000    6.00% due 10/25/25....................      1,797,874

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
FOREIGN GOVERNMENT BONDS -- (CONTINUED)
                   FRANCE -- (CONTINUED)
                   Quebec Province
$       1,660,000    6.88% due 04/22/04....................  $     302,702
                                                             -------------
                                                                 2,411,391
                                                             -------------
                   GERMANY -- 5.0%
                   Deutsche Hypbk Frankfurt
        1,500,000    4.50% due 03/23/02....................        832,089
                   Deutschland Republic
        7,800,000    6.25% due 01/04/24....................      4,870,046
                   Deutschland Republic
       10,450,000    6.88% due 05/12/05....................      6,536,771
                   Republic of Slovenia
        1,500,000    5.75% due 06/16/04....................        856,458
                                                             -------------
                                                                13,095,364
                                                             -------------
                   ITALY -- 3.5%
                   Italy BTPS
    4,600,000,000    6.00% due 01/01/07....................      2,775,190
                   Italy BTPS
   10,900,000,000    6.25% due 03/01/02....................      6,470,523
                                                             -------------
                                                                 9,245,713
                                                             -------------
                   JAPAN -- 1.7%
                   Italy Republic
      240,000,000    5.00% due 02/15/04....................      2,118,384
                   Japan Government
      110,000,000    6.60% due 09/20/11....................      1,228,915
                   Nippon Tel & Tel
      108,000,000    2.50% due 07/25/07....................        821,954
                   Republic of Austria
       50,000,000    6.25% due 10/16/03....................        454,389
                                                             -------------
                                                                 4,623,642
                                                             -------------
                   NEW ZEALAND -- 1.3%
                   New Zealand Government
        5,910,000    10.00% due 08/15/02...................      3,370,251
                                                             -------------
                   PORTUGAL -- 0.3%
                   Portugal Republic
       90,000,000    4.50% due 08/15/02....................        730,761
                                                             -------------
                   SPAIN -- 1.0%
                   Spanish Government
      395,000,000    0.00% due 01/31/03....................      2,651,394
                                                             -------------
                   SWEDEN -- 0.5%
                   1034 Sweden
        7,500,000    9.00% due 04/20/09....................      1,251,346
                                                             -------------
                   UNITED KINGDOM -- 4.5%
                   FFRESH MB 1-A2
          580,467    11.13% due 10/05/58...................      1,389,131
                   Iceland Republic
          381,000    8.75% due 05/12/03....................        681,787
                   Japan Finance Municipal
          590,000    8.38% due 12/07/06....................      1,093,932
                   U.K. Treasury Gilt
          950,000    8.75% due 08/25/17....................      2,144,311
                   U.K. Treasury Gilt
        1,200,000    6.75% due 01/26/04....................      2,070,402
    PRINCIPAL                                                   MARKET
     AMOUNT                                                      VALUE
-----------------                                            -------------
                   UNITED KINGDOM -- (CONTINUED)

                   U.K. Treasury Gilt
$       2,350,000    7.75% due 09/08/06....................  $   4,354,738
                                                             -------------
                                                                11,734,301
                                                             -------------
                   Total foreign government bonds..........  $  68,645,649
                                                             -------------
                                                             -------------
U.S. TREASURY AND FEDERAL AGENCIES -- 0.8%
                   U.S. TREASURY NOTES -- 0.5%
        1,300,000  5.875 due 07/31/99......................      1,304,469
                                                             -------------
                   FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION -- 0.3%
                   FNMA Series 1993-1998
          216,943    5.25% due 11/25/14....................  $     216,146
                   FNMA Global Medium Term Note
          820,000    6.50% due 07/10/02....................        523,011
                                                             -------------
                                                                   739,157
                                                             -------------
                   Total U.S. treasuries and federal
                     agencies..............................  $   2,043,626
                                                             -------------
                                                             -------------
SHORT-TERM SECURITIES -- 12.5%
                   CERTIFICATE OF DEPOSIT -- 3.3%
                   Bank of Nova Scotia-NY
          700,000    5.89% due 09/16/98....................  $     699,916
                   Bankers Trust Corporation
        1,700,000    5.97% due 10/27/98....................      1,700,378
                   Canadian Imperial Bank-NY
        1,700,000    5.74% due 08/31/99....................      1,699,269
                   Canadian Imperial Bank of Commerce
        1,500,000    5.55% due 12/10/99....................      1,498,911
                   Credit Agricole USA
        1,500,000    5.70% due 03/02/99....................      1,499,615
                   Deutsche Bank NY
        1,500,000    5.70% due 04/06/99....................      1,499,450
                                                             -------------
                                                                 8,597,539
                                                             -------------
                   NON CONVERTIBLE-CORPORATE NOTES -- 0.3%
                   Westpac Capital Corporation
          750,000    6.00% due 12/11/98....................        750,000
                   REPURCHASE AGREEMENT -- 8.9%
       23,335,000  Interest in $1,111,215,000 joint
                     repurchase agreement with State Street
                     Bank dated 06/30/98 at 5.80%, to be
                     repurchased at $23,338,760 on July 1,
                     1998; (collateralized by $421,318,000
                     U.S. Treasury Notes 5.75%-7.825% due
                     05/15/99-11/15/04, 563,474,000 U.S.
                     Treasury Bonds 8.00%-11.25% due
                     02/15/15-8/15/25, 121,000,000 U.S.
                     Treasury Strips (principal) 0% due
                     08/15/04-08/15/07 and 5,423,000 U.S.
                     Treasury Bills 0% due 08/13/98).......     23,335,000
                                                             -------------
                   Total short-term securities.............  $  32,682,539
                                                             -------------
                                                             -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                                                            MARKET
                                                            VALUE
                                                        --------------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $138,965,741)......    59.4%  $  155,705,345
Total corporate bonds and notes (cost
  $1,394,964)................................     0.5        1,397,425
Total foreign corporate bonds (cost
  $2,232,419)................................     0.8        2,184,102
Total foreign government bonds (cost
  $68,047,610)...............................    26.2       68,645,649
Total U.S. treasuries & federal agencies
  (cost $2,130,147)..........................     0.8        2,043,626
Total short-term securities (cost
  $32,682,539)...............................    12.5       32,682,539
                                               ------   --------------
Total investment in securities (total cost
  $245,453,420)..............................   100.2      262,658,686
Excess of liabilities over cash, receivables
  and other assets...........................    (0.2)        (537,658)
                                               ------   --------------
Net assets (applicable to $1.15 per share
  based on 228,360,278 shares outstanding)...   100.0%  $  262,121,028
                                               ------   --------------
                                               ------   --------------

                                                            MARKET
                                                            VALUE
                                                        --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 228,360,278 shares
  outstanding........................................   $   22,836,028
Capital surplus......................................      237,378,401
Distribution in excess of net investment income......      (19,561,099)
Accumulated undistributed net realized gain on
  investments........................................        3,907,458
Unrealized appreciation of investments...............       17,205,266
Unrealized depreciation of futures contracts***......          (95,111)
Unrealized appreciation on forward foreign currency
  contracts (note 2).................................          563,794
Unrealized depreciation on translation of other
  assets and liabilities in forward foreign
  currencies.........................................         (113,709)
                                                        --------------
Net assets, applicable to shares outstanding.........   $  262,121,028
                                                        --------------
                                                        --------------

  * Non-income producing during period.

 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of these securities amounted to $4,334,194 or 1.6% of net assets.

*** The Fund had 8 September TSE 10 year JGB Index futures contracts open at
    June 30, 1998. These contracts had a market value of $95,111 at June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

        FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 1998

                                                                      UNREALIZED
                                   TOTAL      AGGREGATE   DELIVERY   APPRECIATION
DESCRIPTION                     MARKET VALUE  FACE VALUE    DATE     (DEPRECIATION)
------------------------------  ------------  ----------  ---------  -------------
Australian Dollar (Sell)         $3,759,138   $3,784,005   08/31/98    $  24,867
Australian Dollar (Sell)          2,975,468    2,825,365   08/31/98     (150,103)
British Pounds (Buy)                189,429      189,764   09/01/98          336
British Pounds (Sell)             1,513,312    1,499,521   08/18/98      (13,791)
British Pounds (Sell)             1,496,682    1,503,000   08/18/98        6,318
British Pounds (Sell)            12,179,924   11,947,900   08/18/98     (232,024)
British Pounds (Sell)               199,398      197,664   09/01/98       (1,734)
British Pounds (Sell)               372,211      363,328   09/01/98       (8,883)
Canadian Dollar (Buy)             1,691,217    1,707,107   08/04/98      (15,891)
Canadian Dollar (Buy)             1,760,933    1,776,325   08/31/98      (15,392)
Canadian Dollar (Buy)               947,670      958,592   08/31/98      (10,922)
Canadian Dollar (Buy)               251,075      253,269   08/31/98       (2,195)
Canadian Dollar (Sell)            5,352,391    5,410,345   08/31/98       57,953
Canadian Dollar (Sell)            2,013,372    2,010,218   08/31/98       (3,154)
Danish Krone (Sell)               2,389,896    2,442,708   08/31/98       52,812
French Franc (Sell)               2,387,167    2,442,881   09/01/98       55,714
French Franc (Sell)               7,939,896    7,901,049   01/04/99      (38,847)
German Deutschemark (Buy)           753,212      760,201   07/20/98       (6,989)
German Deutschemark (Buy)         6,516,305    6,639,648   09/11/98     (123,343)
German Deutschemark (Buy)         2,166,334    2,211,517   08/31/98      (45,183)
German Deutschemark (Buy)           273,874      279,004   09/11/98       (5,130)
German Deutschemark (Buy)         2,705,419    2,728,230   08/31/98      (22,811)
German Deutschemark (Buy)         7,943,873    7,903,665   01/04/99       40,208
German Deutschemark (Sell)          470,758      476,377   07/20/98        5,620
German Deutschemark (Sell)          282,455      287,324   07/20/98        4,869
German Deutschemark (Sell)        1,240,585    1,262,875   07/20/98       22,291
German Deutschemark (Sell)          825,210      838,723   07/20/98       13,513
German Deutschemark (Sell)        1,604,370    1,634,463   08/12/98       30,093
German Deutschemark (Sell)        3,850,377    3,929,481   08/12/98       79,104
German Deutschemark (Sell)        1,078,638    1,089,026   08/12/98       10,388
German Deutschemark (Sell)        2,771,305    2,790,253   08/20/98       18,948
German Deutschemark (Sell)       18,394,404   18,828,102   08/31/98      433,699
German Deutschemark (Sell)          494,115      502,116   08/31/98        8,001
German Deutschemark (Sell)          227,626      226,952   08/31/98         (674)
German Deutschemark (Sell)        1,388,812    1,397,280   09/11/98        8,469
Italian Lira (Sell)               6,442,441    6,578,471   08/31/98      136,030
Japanese Yen (Sell)               4,464,013    4,515,660   08/31/98       51,647
New Zealand Dollar (Buy)          1,764,160    1,860,480   09/18/98      (96,320)
New Zealand Dollar (Buy)            799,546      793,135   09/18/98        6,411
New Zealand Dollar (Buy)          1,989,896    2,140,602   09/28/98     (150,706)
Spanish Pesetas (Sell)            2,639,787    2,697,764   08/31/98       57,977
Swedish Krona (Buy)               1,217,439    1,260,635   07/20/98      (43,196)
Swedish Krona (Buy)                 811,125      837,367   07/20/98      (26,242)
Swedish Krona (Sell)              1,233,638    1,276,963   08/31/98       43,325
Swiss Franc (Buy)                 1,379,859    1,402,203   09/11/98      (22,344)
Swiss Franc (Sell)                6,325,461    6,739,468   09/11/98      414,007
Swiss Franc (Sell)                  265,927      282,996   09/11/98       17,069
                                                                     -------------
                                                                       $ 563,794
                                                                     -------------
                                                                     -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                          MARKET
  SHARES                                                   VALUE
-----------                                            -------------
COMMON STOCKS -- 92.3%
             BUSINESS SERVICES -- 5.0%
    *55,845  Aztec Technology Partners...............  $    425,819
   *103,400  Getty Images, Inc.......................     2,300,650
    *25,800  Iron Mountain, Inc......................     1,154,550
   *199,223  Navigant International Inc..............     1,693,392
          1  School Specialty Inc....................            17
     95,000  Select Appointments Holdings-ADR........     2,802,500
    *69,807  U.S. Office Products Company............     1,361,226
    *37,230  Workflow Management Inc.................       300,167
   *135,700  Young & Rubicam Inc.....................     4,342,400
                                                       -------------
                                                         14,380,721
                                                       -------------
             COMMUNICATIONS EQUIPMENT -- 4.5%
    *48,400  Cellstar Corporation....................       626,175
    137,000  ECI Telecommunications..................     5,188,875
   *215,500  Innova Corp. Wash.......................     1,104,437
   *130,000  RCN Corporation.........................     2,518,750
   *131,300  Transwitch Corp.........................     1,805,375
    *47,600  Verisign Inc............................     1,779,050
                                                       -------------
                                                         13,022,662
                                                       -------------
             COMPUTER & OFFICE EQUIPMENT -- 3.0%
   *106,600  Seagate Technology, Inc.................     2,524,125
    100,950  Symbol Technologies, Inc................     3,810,862
    *50,000  Synopsis, Inc...........................     2,287,500
                                                       -------------
                                                          8,622,487
                                                       -------------
             CONSUMER NON-DURABLES -- 1.5%
    279,000  Stride Rite Corp. (The).................     4,202,437
                                                       -------------
             CONSUMER SERVICES -- 2.5%
   *100,000  SFX Entertainment Inc. Class A..........     4,587,500
   *114,300  Cheesecake Factory, Inc. (The)..........     2,586,037
                                                       -------------
                                                          7,173,537
                                                       -------------
             ELECTRONICS -- 6.0%
   *358,600  Cypress Semiconductor Corporation.......     2,980,862
   *142,300  Jabil Circuit, Inc......................     4,704,793
   *675,000  Rogers Communications, Inc..............     6,075,000
    *94,700  SCI Systems, Inc........................     3,563,087
                                                       -------------
                                                         17,323,742
                                                       -------------
             ENERGY & SERVICES -- 3.8%
     50,100  Coflexip ADR............................     3,062,362
    *78,000  J Ray McDermott SA......................     3,237,000
   *160,000  Marine Drilling Companies, Inc..........     2,560,000
     80,000  Pogo Producing Company..................     2,010,000
                                                       -------------
                                                         10,869,362
                                                       -------------
             FINANCIAL SERVICES -- 13.1%
     62,400  Finova Group Inc. (The).................     3,533,400
   *133,200  FIRSTPLUS Financial Group, Inc..........     4,795,200
   *132,500  Golden State Bancorp, Inc...............     3,941,875
   *100,000  Heller Financial, Inc...................     3,000,000
   *248,100  Imperial Credit Industries, Inc.........     5,830,350
     81,800  Jefferies Group Inc.....................     3,353,800
     75,000  Legg Mason, Inc.........................     4,317,187
     53,000  Long Island Bancorp, Inc................     3,219,750
     66,250  Reinsurance Group of America, Inc.......     3,917,031

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
             FINANCIAL SERVICES -- (CONTINUED)

    204,200  Rock Financial Corporation..............  $  2,093,050
                                                       -------------
                                                         38,001,643
                                                       -------------
             HEALTH CARE -- 10.8%
    *62,000  Agouron Pharmaceuticals, Inc............     1,879,375
    119,000  Allergan, Inc...........................     5,518,625
   *142,000  Genzyme Corporation.....................     3,629,875
    *36,600  Gilead Sciences, Inc....................     1,173,487
    109,800  Herbalife International, Inc. Class B...     2,264,625
     66,750  ICN Pharmaceuticals, Inc................     3,049,640
    *97,500  IDX Systems Corporation.................     4,491,093
    *51,000  LAM Research Corporation................       975,375
   *179,400  Magellan Health Services, Inc...........     4,552,275
     89,100  Pharmacia & Upjohn, Inc.................     4,109,737
                                                       -------------
                                                         31,644,107
                                                       -------------
             INDUSTRIAL MATERIALS -- 0.8%
    100,000  Titanium Metals Corporation.............     2,206,250
                                                       -------------
             MANUFACTURING -- 2.5%
   *157,000  Cognex Corporation......................     2,904,500
   *196,000  Covance, Inc............................     4,410,000
                                                       -------------
                                                          7,314,500
                                                       -------------
             MEDIA & SERVICES -- 10.2%
   *257,500  ADC Telecommunications, Inc.............     9,406,796
   *218,000  American Tower Corp. A..................     5,436,375
   *170,000  Broderbund Software.....................     4,861,687
   *148,000  Hearst-Argyle Television Inc............     5,920,000
   *107,000  Lamar Advertising Company...............     3,838,625
                                                       -------------
                                                         29,463,483
                                                       -------------
             RETAIL -- 3.8%
   *215,000  CompUSA, Inc............................     3,883,437
     29,200  Ethan Allen, Inc........................     1,458,175
   *100,600  Gadzooks Inc............................     2,772,787
    *50,000  Whole Food Market.......................     3,025,000
                                                       -------------
                                                         11,139,399
                                                       -------------
             SOFTWARE & SERVICES -- 19.2%
   *347,100  Activision Inc..........................     3,579,468
     *4,200  Acxiom Corp.............................       104,737
    *14,300  Answerthink Consulting Group............       307,450
    170,000  Broderbund Software.....................     3,878,125
   *175,000  Check Point Software Tech...............     5,731,250
     52,000  Comverse Technology, Inc................     2,697,500
    *60,000  Inktomi Corp............................     2,385,000
    *60,000  J.D. Edwards & Co.......................     2,576,250
   *332,500  Learning Company, Inc. (The)............     9,850,312
    *67,700  Mobius Management Systems, Inc..........     1,015,500
   *208,000  Peerless Systems Corporation............     4,316,000
   *180,000  Pegasystems, Inc........................     4,882,500
    *42,000  PeopleSoft, Inc.........................     1,974,000
   *152,400  Policy Management Systems Corp..........     5,981,700
   *146,000  Safeguard Scientifics, Inc..............     6,086,375
    *42,900  Transition Systems, Inc.................       455,812
                                                       -------------
                                                         55,821,979
                                                       -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

  SHARES                                                  MARKET
-----------                                                VALUE
                                                       -------------
COMMON STOCKS -- (CONTINUED)
             TRANSPORTATION -- 4.1%
   *209,000  Atlas Air Inc...........................  $  7,066,812
     73,600  Robinson (C.H.) Worldwide, Inc..........     1,830,800
    147,300  Swift Transportation....................     2,918,381
                                                       -------------
                                                         11,815,993
                                                       -------------
             UTILITIES -- 1.5%
   *298,500  CulturalAccessWorldwide, Inc............     2,910,375
    *35,000  Snyder Communications...................     1,540,000
                                                       -------------
                                                          4,450,375
                                                       -------------
             Total common stocks.....................  $267,452,677
                                                       -------------
                                                       -------------
CONVERTIBLE PREFERRED STOCKS -- 0.1%
             CONSUMER SERVICES
    *58,060  SGW Holdings Corporation**..............  $    366,631
                                                       -------------
                                                       -------------

 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM SECURITIES -- 6.8%
             REPURCHASE AGREEMENT
$19,647,000    Interest in $1,111,215,000 joint
               repurchase agreement with State Street
               Bank dated 06/30/98 at 5.8%, to be
               repurchased at $19,650,165 on
               07/01/98; (collateralized by
               $421,318,000 U.S. Treasury Notes
               5.75%-7.825% due 05/15/99-11/15/04,
               563,474,000 U.S. Treasury Bonds
               8.00%-11.125% due 02/15/15-08/15/25,
               121,000,000 U.S. Treasury Strips
               (principal) 0% due 08/15/04-8/15/07
               and 5,423,000 U.S. Treasury Bills 0%
               due 08/13/98).........................  $ 19,647,000
                                                       -------------
                                                       -------------

                                                            MARKET
                                                            VALUE
                                                        --------------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $244,623,153)......    92.3%  $  267,452,677
Total convertible preferred stocks (cost
  $599,992)..................................     0.1          366,631
Total short-term securities (cost
  $19,647,000)...............................     6.8       19,647,000
                                               ------   --------------
Total investment in securities
  (Total cost $264,870,145)..................    99.2      287,466,308
Excess of cash, receivables and other assets
  over liabilities...........................     0.8        2,327,836
                                               ------   --------------
Net assets...................................   100.0%  $  289,794,144
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 224,924,207 shares
  outstanding........................................   $   22,492,421
Capital surplus......................................      247,034,320
Distribution in excess of net investment income......         (255,945)
Accumulated net realized loss on investments.........       (2,072,815)
Unrealized appreciation of investments...............       22,596,163
                                                        --------------
Net assets...........................................     $289,794,144
                                                        --------------
                                                        --------------
Class IA
Net asset value per share ($289,545,195  DIVIDED BY
  224,665,861 shares outstanding)....................            $1.29
                                                                  ----
                                                                  ----
Class IB
Net asset value per share ($248,949  DIVIDED BY
  258,346 shares outstanding)........................            $0.96
                                                                  ----
                                                                  ----

 * Non-income producing during period.
** Restricted security (see Note 2)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MIDCAP HLS FUND, INC.
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

                                                         MARKET
  SHARES                                                 VALUE
----------                                            ------------
COMMON STOCKS -- 97.3%
            AEROSPACE & DEFENSE -- 1.6%
   *46,055  Loral Space & Communications Ltd........  $  1,301,053
                                                      ------------
            BUSINESS SERVICES -- 2.8%
   *17,000  Iron Mountain, Inc......................       760,750
    14,500  Select Appointments Hldg-ADR............       427,750
   *36,700  Young & Rubicam Inc.....................     1,174,400
                                                      ------------
                                                         2,362,900
                                                      ------------
            COMMUNICATION EQUIPMENT -- 2.7%
    *8,310  Ciena Corporation.......................       578,583
    28,002  General Cable Corporation...............       808,557
   *12,300  Tellabs, Inc............................       880,987
                                                      ------------
                                                         2,268,127
                                                      ------------
            COMPUTERS & OFFICE EQUIPMENT -- 2.5%
   *29,850  EMC Corporation.........................     1,337,653
   *20,725  Xilinx, Inc.............................       704,650
                                                      ------------
                                                         2,042,303
                                                      ------------
            CONSUMER DURABLES -- 4.4%
   *44,100  Avis Rent a Car Inc.....................     1,091,475
    37,330  Hertz Corporation (The).................     1,654,185
   *40,900  Unova, Inc..............................       879,350
                                                      ------------
                                                         3,625,010
                                                      ------------
            CONSUMER NON-DURABLES -- 2.9%
     5,000  Black & Decker Corporation (The)........       305,000
    38,800  Leggett & Platt.........................       970,000
   *39,995  Polo Ralph Lauren Corporation...........     1,119,860
                                                      ------------
                                                         2,394,860
                                                      ------------
            CONSUMER SERVICES -- 6.6%
    37,000  Galileo International, Inc..............     1,667,312
   *45,285  Mirage Resorts, Inc.....................       965,136
   *18,300  SFX Entertainment Inc.-Class A..........       839,512
    29,700  ServiceMaster Company (The).............     1,130,456
   *16,705  Starbucks Corporation...................       892,673
                                                      ------------
                                                         5,495,089
                                                      ------------
            ELECTRONICS -- 4.4%
   *75,760  Analog Devices, Inc.....................     1,860,855
   *22,330  Solectron Corporation...................       939,255
    20,300  York International Corp.................       884,318
                                                      ------------
                                                         3,684,428
                                                      ------------
            ENERGY & SERVICES -- 2.5%
    17,345  Coflexip ADR............................     1,060,213
   *12,040  Western Atlas, Inc......................     1,021,895
                                                      ------------
                                                         2,082,108
                                                      ------------
            FINANCIAL SERVICES -- 17.7%
    30,000  Ace Ltd.................................     1,170,000
    20,500  City National Corporation...............       757,218
    24,005  Equifax, Inc............................       871,681
    15,430  Finova Group, Inc. (The)................       873,723
    20,400  Franklin Resources, Inc.................     1,101,600
   *38,500  Heller Financial, Inc...................     1,155,000

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
            FINANCIAL SERVICES -- (CONTINUED)
    27,896  Legg Mason, Inc.........................  $  1,605,763
    12,015  Mercantile Bancorporation, Inc..........       605,255
    28,760  Nationwide Financial Services, Inc......     1,466,760
    10,465  Northern Trust Corporation..............       797,956
    17,231  Old Kent Financial Corporation..........       619,759
    22,705  State Street Corporation................     1,577,997
    30,330  T. Rowe Price Associates, Inc...........     1,139,270
    18,000  Unum Corporation........................       999,000
                                                      ------------
                                                        14,740,982
                                                      ------------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    24,970  Coca-Cola Enterprises, Inc..............       980,072
                                                      ------------
            HEALTH CARE -- 6.7%
    31,435  Biomet, Inc.............................     1,039,319
   *23,200  Human Genome Sciences, Inc..............       827,950
    28,865  Service Corporation International.......     1,237,586
   *35,300  Sunrise Assisted Living, Inc............     1,213,437
   *39,130  Tenet Healthcare Corporation............     1,222,812
                                                      ------------
                                                         5,541,104
                                                      ------------
            INDUSTRIAL MATERIALS -- 0.3%
    *7,000  Sealed Air..............................       257,250
                                                      ------------
            MANUFACTURING -- 6.5%
    16,445  Avery Dennison Corporation..............       883,918
   *52,610  Covance Inc.............................     1,183,725
    22,520  Danaher Corporation.....................       826,202
    22,310  Dover Corporation.......................       764,117
    28,275  Perkin-Elmer Corporation (The)..........     1,758,351
                                                      ------------
                                                         5,416,313
                                                      ------------
            MEDIA & SERVICES -- 12.5%
   *44,000  ADC Telecommunications, Inc.............     1,607,375
   *47,900  Amer. Tower Corp.-Cl A..................     1,194,506
    *6,940  Clear Channel Communications, Inc.......       757,327
    14,800  Cognizant Corporation...................       932,400
   *32,400  Intermedia Communications, Inc..........     1,358,775
   *30,800  Lamar Advertising Company...............     1,104,950
   *63,412  Outdoor Systems, Inc....................     1,775,536
     11,00  Scripps EW Co...........................       602,937
    38,230  Stewart Enterprises, Inc................     1,017,873
                                                      ------------
                                                        10,351,679
                                                      ------------
            RETAIL -- 8.9%
    21,000  American Greetings Corporation..........     1,069,687
   *47,020  Borders Group, Inc......................     1,739,740
    33,110  CVS Corporation.........................     1,289,220
   *23,300  Consolidated Stores Corp................       844,625
   *23,800  Papa John's International, Inc..........       938,612
   *51,750  Staples, Inc,...........................     1,497,515
                                                      ------------
                                                         7,379,399
                                                      ------------
            SOFTWARE & SERVICES -- 11.7%
   *11,320  America Online, Inc.....................     1,199,920
   *16,900  BMC Software, Inc.......................       877,743
   *31,800  Bisys Group, Inc. (The).................     1,303,800
   *18,355  Ceridian Corporation....................     1,078,356

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

  SHARES                                                 MARKET
----------                                               VALUE
                                                      ------------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
   *20,470  Computer Sciences Corporation...........  $  1,310,080
   *14,400  DST Systems, Inc........................       806,400
    *7,000  Intuit, Inc.............................       428,750
   *23,180  PeopleSoft, Inc.........................     1,089,460
   *30,200  Policy Management Systems Corporation...     1,185,350
    *3,000  Yahoo...................................       472,500
                                                      ------------
                                                         9,752,359
                                                      ------------
            TRANSPORTATION -- 1.4%
    27,613  Southwest Airlines Co...................       818,020
   *24,100  Virgin Express Holdings ADR.............       311,793
                                                      ------------
                                                         1,129,813
                                                      ------------
            Total common stocks.....................  $ 80,804,849
                                                      ------------
                                                      ------------
PRINCIPAL
  AMOUNT
----------
SHORT-TERM SECURITIES -- 3.7%
            REPURCHASE AGREEMENT
$3,112,000    Interest in $1,111,215,000 joint
              repurchase agreement with State Street
              Bank dated 06/30/98 at 5.8%, to be
              repurchased at $3,112,501 on 07/01/98;
              (collateralized by $421,318,000 U.S.
              Treasury Notes 5.75%-7.825% due
              05/15/99-11/15/04, 563,474,000 U.S.
              Treasury Bonds 8.00%-11.125% due
              02/15/15-08/15/25, 121,000,000 U.S.
              Treasury Strips (principal) 0% due
              08/15/04-8/15/07 and 5,423,000 U.S.
              Treasury Bills 0% due 08/13/98).......  $  3,112,000
                                                      ------------
                                                      ------------

                                                          MARKET
                                                           VALUE
                                                        -----------
DIVERSIFICATION OF NET ASSETS:

Total common stocks (cost $72,294,615).......   97.3%   $80,804,849
Total short-term securities (cost
  $3,112,000)................................    3.7      3,112,000
                                               ------   -----------
Total investment in securities (total cost
  $75,406,615)...............................  101.0     83,916,849
Excess of liabilities over cash, receivables
  and other assets...........................   (1.0)      (844,810)
                                               ------   -----------
Net assets (applicable to $1.34 per share
  based on 62,094,060 shares outstanding)....  100.0%   $83,072,039
                                               ------   -----------
                                               ------   -----------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share; 750,000,000
  shares authorized; 62,094,060 shares outstanding...   $6,209,406
Capital surplus......................................   67,006,252
Distribution in excess of net investment income......      (54,455)
Accumulated undistributed net realized gain on
  investments........................................    1,400,602
Unrealized appreciation of investments...............    8,510,234
                                                       -----------
Net assets, applicable to shares outstanding.........  $83,072,039
                                                       -----------
                                                       -----------

* Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

 HARTFORD GROWTH AND INCOME HLS FUND
--------------------------------------------------------------------------------
 STATEMENT OF NET ASSETS
 JUNE 30, 1998 (UNAUDITED)

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- 93.6%
           AEROSPACE & DEFENSE -- 5.2%
     500   Lockheed Martin Corporation...  $   52,937
     100   Northrop Grumman
             Corporation.................      10,312
     700   Textron, Inc..................      50,181
     800   United Technologies
             Corporation.................      74,000
     600   York International
             Corporation.................      26,137
                                           ----------
                                              213,567
                                           ----------
           BUSINESS SERVICES -- 0.9%
     700   Fluor Corporation.............      35,700
                                           ----------
           COMMUNICATIONS EQUIPMENT --
           3.1%
    *700   Cisco Systems, Inc............      64,443
     500   Lucent Technologies, Inc......      41,593
    *300   Tellabs, Inc..................      21,487
                                           ----------
                                              127,523
                                           ----------
           COMPUTERS & OFFICE EQUIPMENT -- 3.1%
    *300   Dell Computer Corporation.....      27,843
    *700   EMC Corporation...............      31,368
    *200   Gateway 2000, Inc.............      10,125
     500   International Business
             Machines Corporation........      57,406
                                           ----------
                                              126,742
                                           ----------
           CONSUMER DURABLES -- 1.8%
   1,000   Ford Motor Company............      59,000
     400   ITT Industries, Inc...........      14,950
                                           ----------
                                               73,950
                                           ----------
           CONSUMER NON-DURABLES -- 2.8%
     600   Leggett & Platt...............      15,000
   1,100   Procter & Gamble Company
             (The).......................     100,168
                                           ----------
                                              115,168
                                           ----------
           ELECTRONICS -- 3.3%
  *1,100   Analog Devices, Inc...........      27,018
     800   General Electric Company......      72,800
     500   Intel Corporation.............      37,062
                                           ----------
                                              136,880
                                           ----------
           ENERGY & SERVICES -- 5.6%
     700   Ashland, Inc..................      36,137
     400   Exxon Corporation.............      28,525
    *800   Friede Goldman International,
             Inc.........................      23,100
     800   Helmerich & Payne, Inc........      17,800
     700   Royal Dutch Petroleum Co......      38,368
   1,600   Sun Company, Inc..............      62,100
     600   Transocean Offshore, Inc......      26,700
                                           ----------
                                              232,730
                                           ----------
           FINANCIAL SERVICES -- 16.1%
     700   Chase Manhattan Corporation
             (The).......................      52,850
     500   Citicorp......................      74,625
     900   Federal Home Loan Mortgage
             Corporation.................      42,356
   1,200   Federal National Mortgage
             Association.................      72,900
     800   First Chicago NBD
             Corporation.................      70,900
   1,300   First Union Corporation.......      75,725

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
           FINANCIAL SERVICES --
           (CONTINUED)

     500   Franklin Resources, Inc.......  $   27,000
   1,050   Marsh & McLennan Companies,
             Inc.........................      63,459
     300   Merrill Lynch & Co., Inc......      27,675
     300   NAC Re Corp...................      16,012
     200   Reinsurance Group of America,
             Inc.........................      11,825
   1,400   Travelers Group, Inc..........      84,875
     900   U.S. Bancorp..................      38,700
                                           ----------
                                              658,902
                                           ----------
           FOOD, BEVERAGE & TOBACCO --
           6.1%
     800   Coca-Cola Company (The).......      68,400
     900   H.J. Heinz Company............      50,512
     700   Interstate Bakeries...........      23,231
   1,200   Philip Morris Companies,
             Inc.........................      47,250
     800   Unilever N.V.-New York
             Shares......................      63,150
                                           ----------
                                              252,543
                                           ----------
           HEALTH CARE -- 14.5%
   2,300   Abbott Laboratories...........      94,012
    *800   Amgen, Inc....................      52,300
     500   Baxter International, Inc.....      26,906
     500   Bergen Brunswig Corporation...      23,187
   1,900   Columbia/HCA Healthcare
             Corporation.................      55,337
  *1,300   Genzyme Corporation...........      33,231
   1,100   Johnson & Johnson.............      81,125
     300   Life Technologies, Inc........       9,412
     500   Loews Corporation.............      43,562
     600   Mallinckrodt, Inc.............      17,812
     600   Pfizer, Inc...................      65,212
     500   Pharmacia & Upjohn, Inc.......      23,062
    *700   Tenet Healthcare
             Corporation.................      21,875
     700   Warner-Lambert Company........      48,562
                                           ----------
                                              595,595
                                           ----------
           INDUSTRIAL MATERIALS -- 3.0%
   1,100   Air Products and Chemicals,
             Inc.........................      44,000
   1,200   Engelhard Corporation.........      24,300
     500   Georgia-Pacific Corporation...      29,468
     500   Temple-Inland, Inc............      26,937
                                           ----------
                                              124,705
                                           ----------
           MANUFACTURING -- 2.6%
   1,100   Deere & Company...............      58,162
     400   Dover Corporation.............      13,700
     300   Honeywell, Inc................      25,068
     200   Ingersoll-Rand Company........       8,812
                                           ----------
                                              105,742
                                           ----------
           MEDIA & SERVICES -- 1.5%
    *400   360 Communications Company....      12,800
     700   Gannett Co., Inc..............      49,743
                                           ----------
                                               62,543
                                           ----------
           REAL ESTATE -- 0.7%
     600   Starwood Hotels & Resorts.....      28,987
                                           ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 SHARES                                      MARKET
--------                                     VALUE
                                           ----------
COMMON STOCKS -- (CONTINUED)
           RETAIL -- 7.5%
     700   American Greetings
             Corporation.................  $   35,680
     600   Dayton Hudson Corporation.....      29,100
     400   Gap, Inc......................      24,650
     700   Home Depot, Inc. (The)........      58,143
     700   May Department Stores Company
             (The).......................      45,850
     700   Rite Aid Corporation..........      26,293
   1,500   Wal-Mart Stores, Inc..........      91,125
                                           ----------
                                              310,841
                                           ----------
           SOFTWARE & SERVICES -- 6.2%
     200   BMC Software, Inc.............      10,387
    *500   Bisys Group, Inc. (The).......      20,500
    *600   Computer Sciences
             Corporation.................      38,400
  *1,600   Microsoft Corporation.........     173,400
    *500   Sterling Software, Inc........      14,781
                                           ----------
                                              257,468
                                           ----------
           TRANSPORTATION -- 0.9%
     300   Delta Air Lines, Inc..........      38,775
                                           ----------
           UTILITIES -- 8.7%
     500   Ameritech Corporation.........      22,437
     800   AT&T Corp.....................      45,700
   1,400   Bell Atlantic Corporation.....      63,875
     900   BellSouth Corporation.........      60,412
     500   Duke Energy Corporation.......      29,625
     600   GPU, Inc......................      22,687
     600   NIPSCO Industries Inc.........      28,000
   1,700   SBC Communications Inc........      68,000
    *400   WorldCom, Inc.................      19,375
                                           ----------
                                              360,111
                                           ----------
           Total common stocks...........  $3,858,472
                                           ----------
                                           ----------
PRINCIPAL                                    MARKET
AMOUNTS                                      VALUE
--------                                   ----------
SHORT-TERM SECURITIES -- 6.9%

           REPURCHASE AGREEMENT
$286,000   Interest in $1,111,215,000
             joint repurchase agreement
             with State Street Bank dated
             06/30/98 at 5.8%, to be
             repurchased at $286,046 on
             July 1 1998; (collateralized
             by $421,318,000 U.S.
             Treasury Notes 5.75%-7.825%
             due 05/15/99-11/15/04,
             563,474,000 U.S. Treasury
             Bonds 8.00%-11.125% due
             02/15/15-08/15/25,
             121,000,000 U.S. Treasury
             Strips (principal) 0% due
             08/15/04-08/15/07 and
             5,423,000 U.S. Treasury
             Bills 0% due 08/13/98)......  $  286,000
                                           ----------
                                           ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,716,682)........    93.6%  $    3,858,472
Total short-term securities (cost
  $286,000)..................................     6.9          286,000
                                               ------   --------------
Total investment in securities (identified
  cost $4,002,682)...........................   100.5        4,144,472
Excess of liabilities over cash, receivables
  and other assets...........................    (0.5)         (20,037)
                                               ------   --------------
Net assets...................................   100.0%  $    4,124,435
                                               ------   --------------
                                               ------   --------------

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
  3,000,000,000 shares authorized; 3,963,344 shares
  outstanding........................................   $        3,963
Capital surplus......................................        3,973,812
Accumulated undistributed net investment income......            4,686
Accumulated undistributed net realized gain on
  investments........................................              184
Unrealized appreciation of investments...............          141,790
                                                        --------------
Net assets...........................................   $    4,124,435
                                                        --------------
                                                        --------------

Class IA
Net asset value per share ($4,114,031  DIVIDED BY
  3,963,344 shares outstanding)........................  $1.04
                                                         -----
                                                         -----
Class IB
Net asset value per share ($10,404  DIVIDED BY 10,000
  shares outstanding)..................................  $1.04
                                                         -----
                                                         -----

*  Non-income producing during period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD        HARTFORD
                                BOND             STOCK         MONEY MARKET      ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.  HLS FUND, INC.
                           --------------   ---------------   --------------  ---------------
INVESTMENT INCOME:
  Dividends..............   $    42,643     $   28,738,177     $   --         $   32,586,326
  Interest...............    20,240,938          8,542,816      17,380,996       104,841,974
  Less: foreign tax
    withheld.............       --                (342,374)        --               (290,313)
                           --------------   ---------------   --------------  ---------------
    Total investment
      income.............    20,283,580         36,938,619      17,380,996       137,137,987
                           --------------   ---------------   --------------  ---------------
EXPENSES:
  Investment advisory
    fees.................       942,060          6,977,733         761,926        19,967,276
  Administrative services
    fees.................       540,325          4,732,546         533,348         8,043,152
  Accounting services....        13,460            125,826          18,294           223,738
  Custodian fees.........         3,966             13,477           2,682            23,217
  Board of directors
    fees.................         2,259             21,047           3,032            37,241
  Distribution fees --
    Class IB.............           208                338              55             1,194
  Other expenses.........        33,428            190,123          27,773           373,003
                           --------------   ---------------   --------------  ---------------
    Total expenses.......     1,535,886         12,061,091       1,347,111        28,668,821
                           --------------   ---------------   --------------  ---------------
  Net investment income
    (loss)...............    18,747,694         24,877,528      16,033,885       108,469,166
                           --------------   ---------------   --------------  ---------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........     5,675,305        255,925,712           6,682       366,321,780
  Net realized gain on
    futures contracts....       --                --               --               --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --                --               --               --
  Net realized gain
    (loss) on option
    contracts............       --                --               --               --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --                      50         --                (24,608)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,580,103        761,083,041         --            844,715,498
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --                --               --               --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --                   6,067         --                 33,617
  Net unrealized
    appreciation of
    option contracts.....       --                --               --               --
                           --------------   ---------------   --------------  ---------------
  Net realized and
    unrealized gain on
    investments..........     7,255,408      1,017,014,871           6,682     1,211,046,287
                           --------------   ---------------   --------------  ---------------
  Net increase in net
    assets resulting from
    operations...........   $26,003,102     $1,041,892,399     $16,040,567    $1,319,515,453
                           --------------   ---------------   --------------  ---------------
                           --------------   ---------------   --------------  ---------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD         HARTFORD                          HARTFORD         HARTFORD         HARTFORD
                              CAPITAL          MORTGAGE         HARTFORD      INTERNATIONAL     DIVIDEND AND    INTERNATIONAL
                            APPRECIATION      SECURITIES         INDEX        OPPORTUNITIES        GROWTH          ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                           --------------   --------------   --------------   --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $ 25,523,142     $   --           $  9,766,306     $ 17,050,872     $ 27,985,192     $ 2,352,264
  Interest...............      9,795,861      10,918,633         1,242,581        2,825,554        1,829,317       2,805,123
  Less: foreign tax
    withheld.............     (1,041,459)        --                (66,129)      (1,836,006)        (118,240)       (288,257)
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total investment
      income.............     34,277,543      10,918,633        10,942,758       18,040,420       29,696,270       4,869,130
                           --------------   --------------   --------------   --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................     11,630,782         406,513         1,336,745        2,924,303        5,451,464         666,244
  Administrative services
    fees.................      4,610,479         284,559         1,169,651        1,025,458        2,066,054         202,855
  Accounting services....        137,486           8,455            28,790           34,804           44,551           5,162
  Custodian fees.........         26,839           8,207            11,620          352,237            5,730          90,200
  Board of directors
    fees.................         23,020           1,377             4,838            5,776            7,743             863
  Distribution fees --
    Class IB.............            330         --               --                     45              526         --
  Other expenses.........        209,045          30,903            52,313           81,032           72,450          12,660
                           --------------   --------------   --------------   --------------   --------------   --------------
    Total expenses.......     16,637,980         740,013         2,603,957        4,423,654        7,648,519         977,984
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net investment income
    (loss)...............     17,639,563      10,178,620         8,338,801       13,616,766       22,047,750       3,891,146
                           --------------   --------------   --------------   --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    178,046,031       1,941,142         4,488,217       29,466,829       93,164,616       3,076,852
  Net realized gain on
    futures contracts....       --               --              4,211,673       10,892,980         --             2,796,052
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............        (24,282)        --               --             (1,829,203)        --             2,296,687
  Net realized gain
    (loss) on option
    contracts............       --                72,442          --               (459,970)        --               (53,142)
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       (765,949)        --               --                174,723          110,232      (1,045,986)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    382,416,096      (1,397,173)      194,094,619      125,772,727      118,466,425      17,856,562
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --                 87,507         (420,229)        --              (339,066)
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       (532,361)        --               --                339,041         --            (1,376,293)
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...        (17,648)        --               --                 12,417          (10,587)       (186,174)
  Net unrealized
    appreciation of
    option contracts.....       --                12,149          --               --               (147,198)        --
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    559,121,887         628,560       202,882,016      163,949,315      211,583,488      23,025,492
                           --------------   --------------   --------------   --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $576,761,450     $10,807,180      $211,220,817     $177,566,081     $233,631,238     $26,916,638
                           --------------   --------------   --------------   --------------   --------------   --------------
                           --------------   --------------   --------------   --------------   --------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
INVESTMENT INCOME:
  Dividends..............   $   440,731       $  107,754        $  2,399
  Interest...............       265,961           53,234           2,777
  Less: foreign tax
    withheld.............        (9,524)            (872)        --
                           --------------   --------------   --------------
    Total investment
      income.............       706,692          160,116           5,176
                           --------------   --------------   --------------
EXPENSES:
  Investment advisory
    fees.................       713,624          149,869         --
  Administrative services
    fees.................       218,146           45,612             489
  Accounting services....         1,786            7,000         --
  Custodian fees.........        10,909            4,000         --
  Board of directors
    fees.................           310            2,000         --
  Distribution fees --
    Class IB.............            38          --                    1
  Other expenses.........        17,870            5,551         --
                           --------------   --------------   --------------
    Total expenses.......       962,682          214,032             490
                           --------------   --------------   --------------
  Net investment income
    (loss)...............      (255,991)         (53,915)          4,686
                           --------------   --------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
    (loss) on security
    transactions.........    (1,151,141)       1,523,015             184
  Net realized gain on
    futures contracts....       --               --              --
  Net realized gain
    (loss) on forward
    foreign currency
    contracts............       --               --              --
  Net realized gain
    (loss) on option
    contracts............       --               --              --
  Net realized gain
    (loss) on foreign
    currency
    transactions.........       --               --              --
  Net unrealized
    appreciation
    (depreciation) of
    investments..........    21,103,671        6,996,523         141,790
  Net unrealized
    appreciation
    (depreciation) of
    futures contracts....       --               --              --
  Net unrealized
    (depreciation)
    appreciation of
    forward foreign
    currency contracts...       --               --              --
  Net unrealized
    (depreciation)
    appreciation on
    translation of other
    assets and
    liabilities in
    foreign currencies...       --               --              --
  Net unrealized
    appreciation of
    option contracts.....       --               --              --
                           --------------   --------------   --------------
  Net realized and
    unrealized gain on
    investments..........    19,952,531        8,519,538         141,974
                           --------------   --------------   --------------
  Net increase in net
    assets resulting from
    operations...........   $19,696,540       $8,465,623        $146,660
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                              HARTFORD         HARTFORD          HARTFORD         HARTFORD
                                BOND             STOCK         MONEY MARKET       ADVISERS
                           HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.
                           --------------   ---------------   --------------  ----------------
OPERATIONS:
  Net investment
    income...............   $ 18,747,694    $   24,877,528     $ 16,033,885   $   108,469,166
  Net realized gain
    (loss)...............      5,675,305       255,925,762            6,682       366,297,172
  Net unrealized
    appreciation
    (depreciation) of
    investments..........      1,580,103       761,089,108         --             844,749,115
                           --------------   ---------------   --------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     26,003,102     1,041,892,399       16,040,567     1,319,515,453
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............     (1,500,000)       (1,600,000)     (16,033,885)       (4,799,999)
    Class IB.............       --                --               --               --
  From net realized gain
    on investments
    Class IA.............       --            (173,700,000)          (6,682)     (297,100,001)
    Class IB.............       --                --               --               --
                           --------------   ---------------   --------------  ----------------
    Total
      distributions......     (1,500,000)     (175,300,000)     (16,040,567)     (301,900,000)
                           --------------   ---------------   --------------  ----------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............    125,127,802       593,039,877       32,683,154       936,166,883
    Class IB.............      1,145,321         2,022,166          387,955         6,161,411
                           --------------   ---------------   --------------  ----------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......    126,273,123       595,062,043       33,071,109       942,328,294
                           --------------   ---------------   --------------  ----------------
    Total increase in net
      assets.............    150,776,225     1,461,654,442       33,071,109     1,959,943,747
NET ASSETS:
  Beginning of period....    552,869,797     4,713,321,561      612,480,218     8,283,911,901
                           --------------   ---------------   --------------  ----------------
  End of period..........   $703,646,022    $6,174,976,003     $645,551,327   $10,243,855,648
                           --------------   ---------------   --------------  ----------------
                           --------------   ---------------   --------------  ----------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                              HARTFORD          HARTFORD                           HARTFORD          HARTFORD          HARTFORD
                               CAPITAL          MORTGAGE         HARTFORD        INTERNATIONAL     DIVIDEND AND     INTERNATIONAL
                            APPRECIATION       SECURITIES          INDEX         OPPORTUNITIES        GROWTH           ADVISERS
                           HLS FUND, INC.    HLS FUND, INC.   HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
OPERATIONS:
  Net investment
    income...............  $   17,639,563     $ 10,178,620    $    8,338,801    $   13,616,766    $   22,047,750     $  3,891,146
  Net realized gain
    (loss)...............     177,255,800        2,013,584         8,699,890        38,245,359        93,274,848        7,070,463
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     381,866,087       (1,385,024)      194,182,126       125,703,956       118,308,640       15,955,029
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     576,761,450       10,807,180       211,220,817       177,566,081       233,631,238       26,916,638
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............      (1,000,000)      (2,200,000)       (1,000,000)         (650,000)       (4,100,000)     (24,000,000)
    Class IB.............        --               --                --                --                --               --
  From net realized gain
    on investments
    Class IA.............    (320,000,000)        --             (29,600,000)      (72,215,057)      (76,700,000)      (5,712,912)
    Class IB.............        --               --                --                --                --               --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total
      distributions......    (321,000,000)      (2,200,000)      (30,600,000)      (72,865,057)      (80,800,000)     (29,712,912)
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     587,700,411       (4,998,550)      242,484,230        58,428,399       532,403,454       57,335,778
    Class IB.............       1,844,002         --                --                 283,058         2,808,814         --
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     589,544,413       (4,998,550)      242,484,230        58,711,457       535,212,268       57,335,778
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
    Total increase in net
      assets.............     845,305,863        3,608,630       423,105,047       163,412,481       688,043,506       54,539,504
NET ASSETS:
  Beginning of period....   4,802,992,002      325,701,680     1,123,455,002     1,092,945,600     1,994,653,222      207,581,524
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
  End of period..........  $5,648,297,865     $329,310,310    $1,546,560,049    $1,256,358,081    $2,682,696,728     $262,121,028
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------
                           ---------------   --------------   ---------------   ---------------   ---------------   --------------

* For the period from
  inception May 30, 1998
  to June 30, 1998.

                                                                HARTFORD
                              HARTFORD         HARTFORD        GROWTH AND
                           SMALL COMPANY        MIDCAP           INCOME
                           HLS FUND, INC.   HLS FUND, INC.     HLS FUND*
                           --------------   --------------   --------------
OPERATIONS:
  Net investment
    income...............   $   (255,991)    $   (53,915)      $    4,686
  Net realized gain
    (loss)...............     (1,151,141)      1,523,015              184
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     21,103,671       6,996,523          141,790
                           --------------   --------------   --------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     19,696,540       8,465,623          146,660
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Class IA.............       --                (1,000)         --
    Class IB.............       --               --               --
  From net realized gain
    on investments
    Class IA.............     (3,776,000)        --               --
    Class IB.............       --               --               --
                           --------------   --------------   --------------
    Total
      distributions......     (3,776,000)         (1,000)         --
                           --------------   --------------   --------------
CAPITAL SHARE
  TRANSACTIONS:
    Class IA.............     62,854,907      47,018,509        3,967,775
    Class IB.............        249,263         --                10,000
                           --------------   --------------   --------------
    Net increase
      (decrease) in net
      assets resulting
      from capital share
      transactions.......     63,104,170      47,018,509        3,977,775
                           --------------   --------------   --------------
    Total increase in net
      assets.............     79,024,710      55,483,132        4,124,435
NET ASSETS:
  Beginning of period....    210,769,434      27,588,907          --
                           --------------   --------------   --------------
  End of period..........   $280,794,144     $83,072,039       $4,124,435
                           --------------   --------------   --------------
                           --------------   --------------   --------------
* For the period from
  inception May 30, 1998
  to June 30, 1998.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 1997

                               HARTFORD          HARTFORD          HARTFORD          HARTFORD
                                 BOND              STOCK         MONEY MARKET        ADVISERS
                            HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.    HLS FUND, INC.
                           ----------------   ---------------   ---------------  ----------------
OPERATIONS:
  Net investment
    income...............    $  29,895,329    $   43,535,296    $   29,943,455    $  174,306,949
  Net realized gain
    (loss) on
    investments..........        7,061,914       173,861,274             6,689       297,333,336
  Net unrealized
    appreciation
    (depreciation) of
    investments..........       13,239,598       796,616,926          --           1,046,771,063
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........       50,196,841     1,014,013,496        29,950,144     1,518,411,348
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............      (28,506,187)      (42,197,246)      (29,943,455)     (170,527,116)
  From net realized gain
    on investments.......        --             (161,851,967)           (6,689)     (270,771,078)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............      150,801,506     1,228,638,401     2,014,842,442     1,017,109,674
  Reinvested
    distributions........       28,506,187       204,049,153        29,947,294       441,298,194
  Cost of shares
    repurchased..........      (50,676,350)     (523,538,867)   (1,974,895,094)     (131,138,289)
                           ----------------   ---------------   ---------------  ----------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........      128,631,343       909,148,687        69,894,642     1,327,269,579
                           ----------------   ---------------   ---------------  ----------------
    Total increase in net
     assets..............      150,321,997     1,719,112,970        69,894,642     2,404,382,733
NET ASSETS:
  Beginning of year......      402,547,800     2,994,208,591       542,585,576     5,879,529,168
                           ----------------   ---------------   ---------------  ----------------
  End of year............    $ 552,869,797    $4,713,321,561    $  612,480,218    $8,283,911,901
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............      145,350,512       261,136,064     2,014,842,442       427,999,289
  Reinvested
    distributions........       27,684,476        47,265,691        29,947,294       195,721,711
  Shares repurchased.....      (49,276,444)     (111,192,689)   (1,974,895,094)      (55,281,602)
                           ----------------   ---------------   ---------------  ----------------
  Net increase (decrease)
    in capital shares
    outstanding..........      123,758,544       197,209,066        69,894,642       568,439,398
                           ----------------   ---------------   ---------------  ----------------
                           ----------------   ---------------   ---------------  ----------------

* For the period from inception, July 15, 1997, to December 31, 1997.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                                               HARTFORD                        HARTFORD
                              HARTFORD         MORTGAGE        HARTFORD      INTERNATIONAL                             HARTFORD
                               CAPITAL        SECURITIES         INDEX       OPPORTUNITIES         HARTFORD          INTERNATIONAL
                            APPRECIATION       HLS FUND,       HLS FUND,       HLS FUND,      DIVIDEND AND GROWTH    ADVISERS HLS
                           HLS FUND, INC.        INC.            INC.            INC.           HLS FUND, INC.        FUND, INC.
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
OPERATIONS:
  Net investment
    income...............  $   18,401,175    $ 21,179,064    $ 13,477,109    $ 16,284,965       $   31,471,557       $  4,979,715
  Net realized gain
    (loss) on
    investments..........     325,012,733       1,887,304      27,891,406      22,987,627           76,546,072          3,812,903
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     446,257,178       4,663,003     194,778,278     (39,765,725)         265,339,837         (2,236,289)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........     789,671,086      27,729,371     236,146,793        (493,133)         373,357,466          6,556,329
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............     (23,026,942)    (19,179,286)    (12,572,622)    (10,088,484)         (27,536,907)        (5,624,995)
  From net realized gain
    on investments.......    (262,285,067)        --          (54,414,034)    (75,709,860)         (27,905,705)          (383,508)
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   1,567,700,149      40,002,581     832,154,018     175,623,844          759,068,188        101,220,653
  Reinvested
    distributions........     285,312,010      19,179,286      66,986,656      85,798,344           55,442,612          6,008,503
  Cost of shares
    repurchased..........    (941,049,022)    (67,525,455)   (565,910,370)    (78,728,142)         (17,752,873)        (4,681,200)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........     911,963,137      (8,343,588)    333,230,304     182,694,046          796,757,927        102,547,956
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
    Total increase in net
     assets..............   1,416,322,214         206,497     502,390,441      96,402,569        1,114,672,781        103,095,782
NET ASSETS:
  Beginning of year......   3,386,669,788     325,495,183     621,064,561     996,543,031          879,980,441        104,485,742
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  End of year............  $4,802,992,002    $325,701,680    $1,123,455,002  $1,092,945,600     $1,994,653,222       $207,581,524
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............     373,368,266      36,817,301     319,711,524     127,140,923          430,488,870         85,766,460
  Reinvested
    distributions........      76,688,687      17,908,502      27,848,903      66,285,199           32,437,147          5,312,136
  Shares repurchased.....    (226,071,746)    (62,504,975)   (217,918,590)    (57,436,791)          (9,921,919)        (3,947,987)
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........     223,985,207      (7,779,172)    129,641,837     135,989,331          453,004,098         87,130,609
                           ---------------   -------------   -------------   -------------   ---------------------   -------------
                           ---------------   -------------   -------------   -------------   ---------------------   -------------


                             HARTFORD        HARTFORD
                           SMALL COMPANY      MIDCAP
                             HLS FUND,       HLS FUND,
                               INC.            INC.*
                           -------------   -------------
OPERATIONS:
  Net investment
    income...............   $    88,783     $    24,960
  Net realized gain
    (loss) on
    investments..........    12,450,126        (122,413)
  Net unrealized
    appreciation
    (depreciation) of
    investments..........     1,186,607       1,513,711
                           -------------   -------------
  Net increase (decrease)
    in net assets
    resulting from
    operations...........    13,725,516       1,416,258
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income...............       (95,955)        (24,500)
  From net realized gain
    on investments.......    (9,778,063)        --
CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from sale of
    shares...............   161,029,937      26,374,232
  Reinvested
    distributions........     9,859,112          21,452
  Cost of shares
    repurchased..........    (6,783,034)       (198,535)
                           -------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from capital share
     transactions........   164,106,015      26,197,149
                           -------------   -------------
    Total increase in net
     assets..............   167,957,513      27,588,907
NET ASSETS:
  Beginning of year......    42,811,921         --
                           -------------   -------------
  End of year............   $210,769,434    $27,588,907
                           -------------   -------------
                           -------------   -------------
CHANGE IN CAPITAL SHARES
  OUTSTANDING:
  Shares sold............   132,781,679      24,427,494
  Reinvested
    distributions........     8,233,190          18,866
  Shares repurchased.....    (5,739,202)       (183,467)
                           -------------   -------------
  Net increase (decrease)
    in capital shares
    outstanding..........   135,275,667      24,262,893
                           -------------   -------------
                           -------------   -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 1998 (UNAUDITED)

 1.  ORGANIZATION:

    Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Money Market HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc., and Hartford Series Fund, Inc. (comprised of Hartford Growth and Income HLS Fund) (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies). The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment objectives and policies, are described below.

Hartford Bond HLS Fund, Inc.   Seeks maximum current income consistent with preservation of capital through investing primarily in high-grade government and corporate bonds and other debt securities.

Hartford Stock HLS Fund, Inc.  Seeks long-term capital growth through investment in a diversified portfolio of equity securities.

Hartford Money Market HLS      Seeks a high level of current income consistent with liquidity and the
 Fund, Inc.                    need for preservation of capital through investment in high-quality money-market securities.

Hartford Advisers HLS Fund,    Seeks maximum long-term total rate of return (capital growth and current
 Inc.                          income) through investment in a varying mix of stocks, bonds and money market instruments.

Hartford Capital Appreciation  Seeks growth of capital through investment in equity securities of
 HLS Fund, Inc.                companies with high growth potential, including small, medium and large companies.

Hartford Mortgage Securities   Seeks a high level of current income by investing primarily Fund, Inc.in
 HLS Fund, Inc.                mortgage- backed securities, including securities issued by Government
                               National Mortgage Association.

Hartford Index HLS Fund, Inc.  Seeks to approximate the price and yield performance represented by the
                               Standard & Poor's 500 Composite Stock Price Index through investments in common stocks.

Hartford International         Seeks growth of capital through investing primarily in foreign equity
 Opportunities HLS Fund, Inc.  securities issues.

Hartford Dividend and Growth   Seeks a high level of current income consistent with growth of capital
 HLS Fund, Inc.                and moderate investment risk. Primary investments are equity securities and securities convertible into equity securities that typically have above average yield.

Hartford International         Seeks a long-term total rate of return consistent with moderate risk.
 Advisers HLS Fund, Inc.       Investments include a mix of debt, equity and money market instruments primarily with foreign issuers.

Hartford Small Company HLS     Seeks growth of capital by investing primarily in equity securities
 Fund, Inc.                    selected on the basis of potential for capital appreciation.

Hartford MidCap HLS Fund,      Seeks long term capital growth through capital appreciation by investing
 Inc.                          primarily in equity securities.

Hartford Growth and Income     Seeks growth of capital and current income by investing primarily in
 HLS Fund                      equity securities with earnings growth potential and steady or rising dividends.

    Each Fund, with the exception of Hartford Mortgage Securities HLS, Hartford Index HLS, Hartford International Advisers HLS and Hartford MidCap HLS Funds are divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pusuant to a Rule 12-b1 plan. Distribution and Service Plans adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) SECURITY VALUATION--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc. are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

      Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded(domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values as determined by, or under the direction of, the Funds' Board of Directors.

    c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the value of the underlying security(ies), including accrued interest, is required during the term of the agreement to be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)
       held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable.

    e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company or Wellington Management Company, LLP (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in excess of cash, receivables and other assets over liabilities, or excess of liabilities over cash, receivables and other assets, as applicable, in each Funds' Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

    g) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

    h) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy with respect to the Hartford Bond HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford

      Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc., Hartford Index HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, annually.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

    i) FORWARD FOREIGN CURRENCY CONTRACTS--As of June 30, 1998, Hartford Capital Appreciation HLS Fund, Inc. and Hartford International Advisers HLS Fund, Inc., had entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

    j) USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

    k) RESTRICTED SECURITIES--Each Fund is permitted to invest upto 15% of its net assets in illiquid securities, except for Money Market HLS Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

      At June 30, 1998, the Funds held the following restricted securities (excluding 144A issues):

                                                                 ACQUISITION                    MARKET        % OF
             FUND                          SECURITY                 DATE          COST          VALUE      NET ASSETS
------------------------------  -------------------------------  -----------  -------------  ------------  -----------
Capital Appreciation HLS Fund,
  Inc.                          SGW Holdings Corporation            8/14/97   $  11,311,018  $  6,911,717        .12%
Small Company HLS Fund, Inc.    SGW Holdings Corporation            8/14/97   $     599,992  $    366,631        .13%

 3.  EXPENSES:

    a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, Inc. (HL Advisors) an indirect majority-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Funds' Board of Directors and shareholders.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

          HARTFORD INDEX HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.200%


   HARTFORD MORTGAGE SECURITIES HLS FUND, INC.
    AND HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
All Assets                                0.250%

          HARTFORD BOND HLS FUND, INC.
        AND HARTFORD STOCK HLS FUND, INC.

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .325%
On next $250 million                       .300
On next $500 million                       .275
Over $1 billion                            .250

        HARTFORD ADVISERS HLS FUND, INC.,
  HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                      INC.,
  HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.,
 HARTFORD INTERNATIONAL ADVISERS HLS FUND, INC.,
     HARTFORD SMALL COMPANY HLS FUND, INC.,
         HARTFORD MIDCAP HLS FUND, INC.,
     AND HARTFORD GROWTH AND INCOME HLS FUND

AVERAGE DAILY NET ASSETS              ANNUAL RATE
------------------------------------  -----------
On first $250 million                      .575%
On next $250 million                       .525
On next $500 million                       .475
Over $1 billion                            .425

      Pursuant to investment services agreements between HL Advisors and The Hartford Investment Management Company (HIMCO), HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund Inc., Hartford Money Market HLS Fund, Inc., Hartford Mortgage Securities HLS Fund, Inc. and Hartford Index HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford.

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Stock HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford International Advisers HLS Fund, Inc., Hartford Small Company HLS Fund, Inc., Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund.

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

    b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of .175% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, shareholder accounting, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

    c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each fund to the combined net assets of the Funds. Nonallocable expenses are charged to each fund based on specific identification.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of June 30, 1998, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                        AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                           UNREALIZED       UNREALIZED      APPRECIATION/
FUND                                                      TAX COST        APPRECIATION     DEPRECIATION      DEPRECIATION
----------------------------------------------------  ----------------  ----------------  ---------------  ----------------
Hartford Bond HLS Fund, Inc.........................  $    640,082,876  $     20,700,181  $    (3,234,022) $     17,466,159
Hartford Stock HLS Fund, Inc........................     3,565,285,158     2,309,946,068      (82,933,412)    2,227,012,656
Hartford Advisers HLS Fund, Inc.....................     7,084,010,541     2,938,731,191      (84,620,547)    2,854,110,644
Hartford Capital Appreciation HLS Fund, Inc.........     4,018,513,601     1,618,350,288     (287,904,760)    1,330,445,528
Hartford Mortgage Securities HLS Fund, Inc..........       299,109,588         4,900,727         (429,863)        4,470,864
Hartford Index HLS Fund, Inc........................     1,030,944,139       516,460,414      (24,343,643)      492,116,771
Hartford International Opportunities HLS Fund,
 Inc................................................        21,392,463        22,970,406       (6,810,860)       16,159,546
Hartford Dividend & Growth HLS Fund, Inc............     2,149,535,648       546,271,712      (55,589,628)      490,682,084
Hartford International Advisers HLS Fund, Inc.......       989,738,016       199,670,006      (39,676,835)      159,993,171
Hartford Small Company HLS Fund, Inc................       247,799,667        35,584,048      (15,564,392)       20,019,656
Hartford MidCap Fund HLS Fund, Inc..................        72,620,755        10,573,879       (2,086,304)        8,487,575
Hartford Growth and Income HLS Fund.................         3,716,682           185,534          (43,745)          141,789

 5.  AFFILIATE HOLDINGS:

    a) HARTFORD MIDCAP HLS FUND, INC.--HL Investment Advisers, Inc. has ownership of 3,000,000 shares of Hartford MidCap HLS Fund, Inc. and Hartford Growth and Income HLS Fund representing 4.8% and 75.6%, respectively of the total outstanding shares of each Fund as of June 30, 1998.

    b) As of June 30, 1998, certain HL group pension contracts held direct interests in shares as follows:

                                                                      PERCENT OF
 FUND                                                      SHARES    TOTAL SHARES
 ------------------------------------------------------  ----------  ------------
 Hartford Bond HLS Fund, Inc...........................   4,834,749       .75%
 Hartford Money Market HLS Fund Inc....................  26,217,960      4.06
 Hartford Stock HLS Fund, Inc..........................   4,119,684       .40
 Hartford Advisers HLS Fund, Inc.......................  32,874,765       .91
 Hartford Capital Appreciation HLS Fund, Inc...........  24,465,579      2.00
 Hartford Mortgage Securities HLS Fund, Inc............  14,757,318      5.00
 Hartford Index HLS Fund, Inc..........................  31,054,910      6.63
 Hartford International Opportunities HLS Fund, Inc....  10,970,561      1.24
 Hartford Dividend and Growth HLS Fund, Inc............   6,985,353       .54
 Hartford International Advisers HLS Fund, Inc.........     861,122       .38

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

 6.  INVESTMENT TRANSACTIONS:

    For the six months ended June 30, 1998, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

 FUND                                        PURCHASE AT COST    SALES AT PROCEEDS
 ------------------------------------------  -----------------   -----------------
 Hartford Bond HLS Fund, Inc...............    $  604,811,366      $  480,483,193
 Hartford Stock HLS Fund, Inc..............     1,061,924,129         584,944,576
 Hartford Advisers HLS Fund, Inc...........     1,689,884,052       1,129,321,894
 Hartford Capital Appreciation HLS Fund,
  Inc......................................     1,467,226,627       1,175,448,951
 Hartford Mortgage Securities HLS Fund,
  Inc......................................       522,066,013         491,538,609
 Hartford Index HLS Fund, Inc..............       221,385,374          11,710,390
 Hartford International Opportunities HLS
  Fund, Inc................................       806,689,764         794,275,013
 Hartford Dividend and Growth HLS Fund,
  Inc......................................       963,638,560         502,080,152
 Hartford International Advisers HLS Fund,
  Inc......................................       191,512,683         147,785,921
 Hartford Small Company HLS Fund, Inc......       377,046,575         333,516,188
 Hartford MidCap HLS Fund, Inc.............        64,904,928          19,485,674
 Hartford Growth and Income HLS Fund.......         3,748,209              31,710

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA statement of position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per shares of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1997 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                                ACCUMULATED
                                                                               ACCUMULATED     UNDISTRIBUTED
                                                                              UNDISTRIBUTED    (DISTRIBUTION
                                                                              (DISTRIBUTION    IN EXCESS OF)
                                                                              IN EXCESS OF)    NET REALIZED
                                                                              NET INVESTMENT      GAIN ON         PAID-IN
FUND                                                                              INCOME        INVESTMENTS       SURPLUS
----------------------------------------------------------------------------  --------------  ---------------  --------------
Hartford Bond HLS Fund, Inc.................................................   $    (41,029)   $     41,0290    $          0
Hartford Stock HLS Fund, Inc................................................       (20,5130)          20,513               0
Hartford Advisers HLS Fund, Inc.............................................        418,269)        (418,269)              0
Hartford Capital Appreciation HLS Fund, Inc.................................      6,642,158       (6,642,158)              0
Hartford Mortgage Securities HLS Fund, Inc..................................       (416,537)         416,537               0
Hartford International Opportunities HLS Fund, Inc..........................     (6,758,168)       6,788,167         (29,999)
Hartford Dividend and Growth HLS Fund, Inc..................................       (231,694)         244,530         (12,836)
Hartford International Advisers HLS Fund, Inc...............................      1,257,390       (1,257,390               0
Hartford Small Company HLS Fund, Inc........................................          7,062           (7,062)

 8.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the period ending June 30, 1998:

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    140,139,917   $150,096,170  123,604,723  $691,570,261   944,202,743  $944,203,735  267,349,848  $715,446,353
Shares issued on
 reinvestment of
 distributions...      1,414,284      1,499,999   32,495,236   175,300,001    16,037,426    16,037,426  116,152,059   301,899,991
Shares redeemed..    (24,778,741)   (26,468,367) (48,999,001) (273,830,385) (927,558,007) (927,558,007) (30,443,090)  (81,179,461)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    116,775,460   $125,127,802  107,100,958  $593,039,877    32,682,162  $ 32,683,154  353,058,817  $936,166,883
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------


                         HARTFORD CAPITAL            HARTFORD MORTGAGE                                   HARTFORD INTERNATIONAL
                           APPRECIATION                 SECURITIES                HARTFORD INDEX              OPPORTUNITIES
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    176,967,773   $804,422,818   20,770,514  $ 22,806,104   120,404,516  $374,169,681   44,287,452  $ 61,140,228
Shares issued on
 reinvestment of
 distributions...     71,437,060    320,999,999    2,020,729     2,200,000    10,055,222    30,600,000   55,643,802    72,865,058
Shares redeemed..   (118,636,205)  (537,722,406) (27,336,697)  (30,004,654)  (52,209,028) (162,285,451) (56,783,350)  (75,576,887)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    129,768,628   $587,700,411   (4,545,454)   (4,998,550)   78,250,710  $242,484,230   43,147,904  $ 58,428,399
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                   HARTFORD DIVIDEND AND GROWTH   HARTFORD INTERNATIONAL    HARTFORD SMALL COMPANY HLS       HARTFORD MIDCAP
                          HLS FUND, INC.          ADVISERS HLS FUND, INC.           FUND, INC.               HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IA
Shares sold......    227,722,909   $465,719,661   29,357,390  $ 33,656,891    49,403,077  $ 62,836,009   39,285,617  $ 51,925,062
Shares issued on
 reinvestment of
 distributions...     40,497,356     80,800,000   27,522,863    29,712,912     2,958,223     3,776,000          747           916
Shares redeemed..     (6,874,585)   (14,116,207)  (5,216,557)   (6,034,025)   (3,013,593)   (3,757,102)  (1,455,196)   (1,907,469)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....    261,345,680   $532,403,454   51,663,696  $ 57,353,778    49,347,707  $ 62,854,907   37,831,168  $ 50,018,509
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                             HLS FUND
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IA
Shares sold......      3,981,156   $  3,995,482
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..        (17,612)       (17,707)
                   -------------   ------------
Net Increase.....      3,963,544   $  3,977,775
                   -------------   ------------
                   -------------   ------------

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
 JUNE 30, 1998 (UNAUDITED)

                          HARTFORD BOND               HARTFORD STOCK          HARTFORD MONEY MARKET         HARTFORD ADVISERS
                          HLS FUND, INC.              HLS FUND, INC.              HLS FUND, INC.             HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,139,236   $  1,150,176    1,993,605  $  2,022,233       512,019  $    512,019    6,266,067  $  6,324,501
Shares issued on
 reinvestment of
 distributions...       --              --           --            --              3,075         3,075      --            --
Shares redeemed..         (4,775)        (4,855)         (64)          (67)     (127,139)     (127,139)    (160,640)     (163,090)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,134,461   $  1,145,321    1,993,541  $  2,022,166       387,955  $    387,955    6,105,427  $  6,161,411
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                         HARTFORD CAPITAL         HARTFORD INTERNATIONAL
                           APPRECIATION                OPPORTUNITIES          HARTFORD DIVIDEND AND      HARTFORD SMALL COMPANY
                          HLS FUND, INC.              HLS FUND, INC.          GROWTH HLS FUND, INC.          HLS FUND, INC.
                   ----------------------------  -------------------------  --------------------------  -------------------------
                      SHARES          AMOUNT       SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
CLASS IB
Shares sold......      1,873,884   $  1,844,044      279,319  $    284,133     2,846,506  $  2,808,906      258,716  $    249,612
Shares issued on
 reinvestment of
 distributions...       --              --           --            --            --            --           --            --
Shares redeemed..            (42)           (42)      (1,049)       (1,075)          (94)          (92)        (370)         (349)
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
Net Increase.....      1,873,842   $  1,844,002      278,270  $    283,058     2,846,412  $  2,808,814      258,346  $    249,263
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------
                   -------------   ------------  -----------  ------------  ------------  ------------  -----------  ------------

                    HARTFORD GROWTH AND INCOME
                          HLS FUND, INC.
                   ----------------------------
                      SHARES          AMOUNT
                   -------------   ------------
CLASS IB
Shares sold......         10,000   $     10,000
Shares issued on
 reinvestment of
 distributions...       --              --
Shares redeemed..       --              --
                   -------------   ------------
Net Increase.....         10,000   $     10,000
                   -------------   ------------
                   -------------   ------------

 Hartford Mutual Funds
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    $1.050      $0.029      $ 0.016        $ 0.045
  For the Year Ended
    December 31,
  1997...................     1.000       0.063        0.047          0.110
  1996...................     1.028       0.064       (0.029)         0.035
  1995...................     0.926       0.064        0.102          0.166
  1994...................     1.044       0.060       (0.100)        (0.040)
  1993...................     1.024       0.062        0.039          0.101
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.006        0.016          0.022
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     5.123       0.024        1.049          1.073
  For the Year Ended
    December 31,
  1997...................     4.143       0.050        1.196          1.246
  1996...................     3.527       0.060        0.763          0.823
  1995...................     2.801       0.070        0.840          0.910
  1994...................     3.099       0.061       (0.111)        (0.050)
  1993...................     2.965       0.053        0.339          0.392
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --          0.046          --
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.000       0.025         --            0.025
  For the Year Ended
    December 31,
  1997...................     1.000       0.049         --            0.049
  1996...................     1.000       0.500         --            0.050
  1995...................     1.000       0.056         --            0.056
  1994...................     1.000       0.039         --            0.039
  1993...................     1.000       0.029         --            0.029
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.010         --            0.010
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     2.527       0.030        0.352          0.382
  For the Year Ended
    December 31,
  1997...................     2.169       0.056        0.455          0.511
  1996...................     1.958       0.059        0.255          0.314
  1995...................     1.600       0.064        0.377          0.441
  1994...................     1.752       0.054       (0.100)        (0.046)
  1993...................     1.676       0.050        0.145          0.195
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002        0.036          0.038
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     4.410       0.014        0.498          0.512
  For the Year Ended
    December 31,
  1997...................     3.914       0.020        0.794          0.814
  1996...................     3.490       0.022        0.655          0.677
  1995...................     2.860       0.030        0.785          0.815
  1994...................     3.052       0.011        0.070          0.081
  1993...................     2.634       0.003        0.526          0.529
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.001       (0.016)        (0.015)
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.084       0.034        0.002          0.036
  For the Year Ended
    December 31,
  1997...................     1.056       0.071        0.022          0.093
  1996...................     1.071       0.069       (0.018)         0.051
  1995...................     0.984       0.068        0.087          0.155
  1994...................     1.075       0.068       (0.086)        (0.018)
  1993...................     1.079       0.071       (0.004)         0.067

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   $(0.003)     $ --           $(0.003)       $ 0.042       $1.092    4.28%     $  702,487
  For the Year Ended
    December 31,
  1997...................    (0.060)       --            (0.060)         0.050        1.050   11.35         552,870
  1996...................    (0.063)       --            (0.063)        (0.028)       1.000    3.54         402,548
  1995...................    (0.064)       --            (0.064)         0.102        1.028   18.49         342,495
  1994...................    (0.060)      (0.018)        (0.078)        (0.118)       0.926   (3.95)         247458
  1993...................    (0.062)      (0.019)        (0.081)         0.020        1.044   10.24         239,602
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.022        1.022    2.20           1,159
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.002)      (0.184)        (0.186)         0.887        6.010   21.36       6,172,891
  For the Year Ended
    December 31,
  1997...................    (0.049)      (0.217)        (0.266)         0.980        5.123   31.38       4,713,322
  1996...................    (0.059)      (0.148)        (0.207)         0.616        4.143   24.33       2,994,209
  1995...................    (0.070)      (0.114)        (0.184)         0.726        3.527   34.10       1,876,884
  1994...................    (0.061)      (0.187)        (0.248)        (0.298)       2.801   (1.89)      1,163,158
  1993...................    (0.053)      (0.205)        (0.258)         0.134        3.099   14.34         968,425
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.046        1.046    4.60           1,994
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.025)       --            (0.025)         --           1.000    2.63         645,163
  For the Year Ended
    December 31,
  1997...................    (0.049)       --            (0.049)         --           1.000    5.31         612,480
  1996...................    (0.050)       --            (0.050)         --           1.000    5.09         542,586
  1995...................    (0.056)       --            (0.056)         --           1.000    5.74         339,709
  1994...................    (0.039)       --            (0.039)         --           1.000    3.95         321,465
  1993...................    (0.029)       --            (0.029)         --           1.000    2.94         234,088
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............    (0.010)       --            (0.010)         --           1.000     --              388
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.089)        (0.090)         0.292        2.819   15.44      10,237,520
  For the Year Ended
    December 31,
  1997...................    (0.055)      (0.098)        (0.153)         0.358        2.527   24.51       8,283,912
  1996...................    (0.059)      (0.044)        (0.103)         0.211        2.169   16.62       5,879,529
  1995...................    (0.064)      (0.019)        (0.083)         0.358        1.958   28.34       4,262,769
  1994...................    (0.054)      (0.052)        (0.106)        (0.152)       1.600   (2.74)      3,034,034
  1993...................    (0.050)      (0.069)        (0.119)         0.076        1.752   12.25       2,426,550
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.038        1.038    3.80           6,336
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.289)        (0.290)         0.222        4.632   11.82       5,646,452
  For the Year Ended
    December 31,
  1997...................    (0.022)      (0.296)        (0.318)         0.496        4.410   22.34       4,802,992
  1996...................    (0.025)      (0.228)        (0.253)         0.424        3.914   20.70       3,386,670
  1995...................    (0.030)      (0.155)        (0.185)         0.630        3.490   30.25       2,157,892
  1994...................    (0.011)      (0.262)        (0.273)        (0.192)       2.860    2.50       1,158,644
  1993...................    (0.003)      (0.108)        (0.111)         0.418        3.052   20.80         778,904
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.015)       0.985   (1.50)          1,846
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.007)       --            (0.007)         0.029        1.113    3.35         329,310
  For the Year Ended
    December 31,
  1997...................    (0.065)       --            (0.065)         0.028        1.084    9.01         325,702
  1996...................    (0.066)       --            (0.066)        (0.015)       1.056    4.99         325,495
  1995...................    (0.068)       --            (0.068)         0.087        1.071   16.17         327,565
  1994...................    (0.068)      (0.005)        (0.073)        (0.091)       0.984   (1.61)        304,147
  1993...................    (0.071)       --             --            (0.004)       1.075    6.31         365,198

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD BOND HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.50%            6.01%          83.3%
  For the Year Ended
    December 31,
  1997...................   0.51             6.58          112.9
  1996...................   0.52             6.37          212.0
  1995...................   0.53             6.51          215.0
  1994...................   0.55             6.23          328.8
  1993...................   0.57             5.93          494.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.33             2.94            --
HARTFORD STOCK HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.46             1.00           11.4
  For the Year Ended
    December 31,
  1997...................   0.45             1.11           31.6
  1996...................   0.46             1.59           42.3
  1995...................   0.48             2.23           52.9
  1994...................   0.50             2.17           63.8
  1993...................   0.53             1.86           69.0
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.64             0.46
HVA MONEY MARKET HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.44             5.24            --
  For the Year Ended
    December 31,
  1997...................   0.44             5.21            --
  1996...................   0.44             5.04            --
  1995...................   0.45             5.57            --
  1994...................   0.47             3.99            --
  1993...................   0.48             2.91            --
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   --               0.30            --
HARTFORD ADVISERS HLS
  FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.63             2.36           12.4
  For the Year Ended
    December 31,
  1997...................   0.63             2.44           36.1
  1996...................   0.63             2.92           53.8
  1995...................   0.65             3.57           63.5
  1994...................   0.65             3.34           60.0
  1993...................   0.69             3.07           55.3
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.40             1.00            --
HARTFORD CAPITAL
  APPRECIATION HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.67             0.67           23.5
  For the Year Ended
    December 31,
  1997...................   0.64             0.44           57.6
  1996...................   0.65             0.60           85.4
  1995...................   0.68             0.95           78.6
  1994...................   0.72             0.40           73.3
  1993...................   0.76             0.12           91.4
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.85             0.61            --
HARTFORD MORTGAGE
  SECURITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.45             6.26          163.4
  For the Year Ended
    December 31,
  1997...................   0.45             6.60           46.5
  1996...................   0.45             6.67          201.0
  1995...................   0.47             6.50          489.4
  1994...................   0.48             6.65          365.7
  1993...................   0.49             6.49          183.4

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

 HARTFORD MUTUAL FUNDS
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS -- CONTINUED

   -- SELECTED PER-SHARE DATA(3) --

       -------------------------------------------------------------------------

                                                   NET REALIZED
                                                       AND
                           NET ASSET                UNREALIZED
                           VALUE AT       NET          GAIN       TOTAL FROM
                           BEGINNING   INVESTMENT   (LOSS) ON     INVESTMENT
                           OF PERIOD     INCOME    INVESTMENTS    OPERATIONS
                           ---------   ----------  ------------   -----------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    $2.878      $0.018      $ 0.478        $ 0.496
  For the Year Ended
    December 31,
  1997...................     2.832       0.035        0.692          0.727
  1996...................     2.028       0.044        0.393          0.437
  1995...................     1.522       0.044        0.507          0.551
  1994...................     1.546       0.038       (0.024)         0.014
  1993...................     1.450       0.035        0.096          0.131
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.294       0.015        0.195          0.210
  For the Year Ended
    December 31,
  1997...................     1.407       0.022       (0.019)         0.003
  1996...................     1.306       0.023        0.140          0.163
  1995...................     1.176       0.020        0.141          0.161
  1994...................     1.215       0.016       (0.039)        (0.023)
  1993...................     0.917       0.009        0.298          0.307
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.003        0.018          0.021
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.952       0.017        0.194          0.211
  For the Year Ended
    December 31,
  1997...................     1.547       0.035        0.445          0.480
  1996...................     1.317       0.034        0.258          0.292
  1995...................     0.994       0.033        0.323          0.356
  From inception, March
    8, 1994, through
    December 31, 1994....     1.000       0.024       (0.005)         0.019
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000       0.002       (0.013)        (0.011)
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.175       0.017        0.122          0.139
  For the Year Ended
    December 31,
  1997...................     1.167       0.056        0.006          0.062
  1996...................     1.109       0.040        0.093          0.133
  From inception March 1,
    1995, through
    December 31, 1995....     1.000       0.030        0.126          0.156
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     1.202      (0.001  )     0.108          0.107
  For the Year Ended
    December 31,
  1997...................     1.069       0.001        0.195          0.196
  From inception, August
    9, 1996, through
    December 31, 1996....     1.000       0.002        0.069          0.071
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     1.000        --         (0.037)        (0.037)
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     1.137      (0.001  )     0.202          0.201
  From inception, July
    15, 1997, through
    December 31, 1997....     1.000       0.001        0.137          0.138
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     1.000       0.001        0.040          0.041
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     1.000        --          0.040          0.040

(1) Annualized
(2) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Investment Management Company) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income would have been lowwer if management fees were not waived.
(3) Information presented relates to a share of capital stock outstanding throughout the indicated period.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND
SUPPLEMENTAL DATA --

                               -------------------------------------------------
                       ---------------------------------------------------------

                                      DISTRIBUTIONS
                          DISTRIBUTIONS   FROM NET                  NET INCREASE   NET ASSET             NET ASSETS
                           FROM NET     REALIZED                    (DECREASE) IN  VALUE AT              AT END OF
                          INVESTMENT     GAIN ON         TOTAL        NET ASSET       END      TOTAL       PERIOD
                            INCOME     INVESTMENTS   DISTRIBUTIONS      VALUE      OF PERIOD  RETURN   (IN THOUSANDS)
                          ----------  -------------  -------------  -------------  ---------  -------  --------------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   $(0.002)     $(0.072)       $(0.074)       $ 0.422       $3.300   17.46%     $1,546,560
  For the Year Ended
    December 31,
  1997...................    (0.035)      (0.196)        (0.231)         0.496        2.878   32.61       1,123,455
  1996...................    (0.044)      (0.039)        (0.083)         0.354        2.382   22.09         621,065
  1995...................    (0.044)      (0.001)        (0.045)         0.506        2.028   36.55         318,253
  1994...................    (0.038)       --            (0.038)        (0.024)       1.522    0.94         157,660
  1993...................    (0.035)       --            (0.035)         0.096        1.546    9.12         140,396
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.001)      (0.088)        (0.089)         0.121        1.415   16.73       1,256,074
  For the Year Ended
    December 31,
  1997...................    (0.012)      (0.104)        (0.116)        (0.113)       1.294    0.34       1,092,946
  1996...................    (0.025)      (0.037)        (0.062)         0.101        1.407   12.91         996,543
  1995...................    (0.020)      (0.011)        (0.031)         0.130        1.306   13.93         686,475
  1994...................    (0.016)       --            (0.016)        (0.039)       1.176   (1.94)        563,765
  1993...................    (0.009)       --            (0.009)         0.298        1.215   33.73         281,608
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --             0.021        1.021    2.10             284
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............    (0.004)      (0.070)        (0.074)         0.137        2.089   10.93       2,679,882
  For the Year Ended
    December 31,
  1997...................    (0.031)      (0.044)        (0.075)         0.405        1.952   31.89       1,994,653
  1996...................    (0.034)      (0.028)        (0.062)         0.230        1.547   22.91         879,980
  1995...................    (0.033)       --            (0.033)         0.323        1.317   36.37         265,070
  From inception, March
    8, 1994, through
    December 31, 1994....    (0.024)      (0.001)        (0.025)        (0.006)       0.994    1.96          55,066
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.011)       0.989   (1.100)         2,814
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........    (0.134)      (0.032)        (0.166)        (0.027)       1.148   12.67         262,121
  For the Year Ended
    December 31,
  1997...................    (0.050)      (0.004)        (0.054)         0.008        1.175    5.52         207,582
  1996...................    (0.051)      (0.024)        (0.075)         0.058        1.167   12.25         104,486
  From inception March 1,
    1995, through
    December 31, 1995....    (0.030)      (0.017)        (0.047)         0.109        1.109   15.84          31,264
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............     --          (0.020)        (0.020)         0.087        1.289    8.89         289,545
  For the Year Ended
    December 31,
  1997...................    (0.001)      (0.062)        (0.063)         0.133        1.202   18.38         210,769
  From inception, August
    9, 1996, through
    December 31, 1996....    (0.002)       --            (0.002)         0.069        1.069   18.12          42,812
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............     --           --             --            (0.037)       0.963   (3.70)            249
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........     --           --             --             0.201        1.338   17.64          83,072
  From inception, July
    15, 1997, through
    December 31, 1997....    (0.001)       --            (0.001)         0.137        1.137   13.81          27,589
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............     --           --             --             0.041        1.041    4.1            4,114
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............     --           --             --             0.040        1.040    4                 10

                                            RATIO OF
                            RATIO OF           NET
                            OPERATING      INVESTMENT
                            EXPENSES         INCOME       PORTFOLIO
                           TO AVERAGE      TO AVERAGE     TURNOVER
                          NET ASSETS(1)   NET ASSETS(1)     RATE
                          -------------  ---------------  ---------
HARTFORD INDEX HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.40%            1.24%           0.9%
  For the Year Ended
    December 31,
  1997...................   0.39             1.52            5.7
  1996...................   0.39             2.07           19.3
  1995...................   0.39             2.46            1.5
  1994...................   0.45             2.50            1.8
  1993...................   0.49             2.36            0.8
HARTFORD INTERNATIONAL
  OPPORTUNITIES HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   1.07              2.3           73.2
  For the Year Ended
    December 31,
  1997...................   0.77             1.48           72.7
  1996...................   0.79             1.74           70.0
  1995...................   0.86             1.60           55.6
  1994...................   0.85             1.42           46.4
  1993...................   1.00             0.84           31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   1.30             2.75            --
HARTFORD DIVIDEND AND
  GROWTH HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.66             1.86           21.6
  For the Year Ended
    December 31,
  1997...................   0.68             2.21           34.2
  1996...................   0.73             2.52           56.9
  1995...................   0.77             2.91           41.4
  From inception, March
    8, 1994, through
    December 31, 1994....   0.83             3.52           27.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.82             1.64            --
HARTFORD INTERNATIONAL
  ADVISERS HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.84             3.38           74.5
  For the Year Ended
    December 31,
  1997...................   0.87             3.08          162.5
  1996...................   0.96             3.24           95.2
  From inception March 1,
    1995, through
    December 31, 1995....   0.65(2)          3.36(2)        47.2
HARTFORD SMALL COMPANY
  HLS FUND, INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)
  Class IA...............   0.77             0.20          136.4
  For the Year Ended
    December 31,
  1997...................   0.77             0.08          222.2
  From inception, August
    9, 1996, through
    December 31, 1996....   0.72(2)          0.31(2)        31.8
  From inception April 1,
    1998 to June 30, 1998
    (unaudited)
  Class IB...............   0.47            (0.38)           --
HARTFORD MIDCAP HLS FUND,
  INC.
  For the Six Months
    Ended June 30, 1998
    (unaudited)..........   0.81            (0.21)          37.18
  From inception, July
    15, 1997, through
    December 31, 1997....   0.46(2)          0.45(2)        46.1
HARTFORD GROWTH AND
  INCOME HLS FUND
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IA...............   0.15(2)          1.45(2)         0.8
  From inception, May 31,
    1998, through June
    30, 1998 (unaudited)
  Class IB...............   0.21(2)          1.37(2)         0.0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

                    [This page is intentionally left blank]

------------------------------------------------------------------------------

Hartford Life Insurance Companies                                  BULK RATE
P.O. Box 2999                                                    U.S. POSTAGE
Hartford, CT 06104-2999                                              PAID
                                                                   PERMIT #20
                                                                 HOLLISTON, MA
                                                                     01746


HV-2232-1
                   -Registered
Printed in U.S.A.   Trademark-   1998 The Hartford, Hartford, CT 06115